UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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2U, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tuesday, June 6, 2023 – 2:00 PM, Eastern Time
Online only at: www.virtualshareholdermeeting.com/TWOU2023

Hi, we're 2U

Our mission is to unlock human potential and solve society's critical needs through the power of high-quality online education.

230+
World-Class Partners

4,000+
Digital Offerings

48M
Registered Learners

50K+
Degree Program Graduates Since Inception

PLATFORM EXPERIENCE
Products
edX
Enabling Functions
Partners (Supply)
Learners (Demand)

Our Platform

As a leading global online learning platform, 2U connects millions of learners with world-class education in partnership with colleges, universities, and companies. Our people and technology are powering digital education offerings–from free courses to full degrees–and helping unlock human potential.

A comprehensive free-to-degree content portfolio

Doctorate Degrees
Undergraduate Degrees
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MicroBachelors®
MicroMasters®
Boot Camps
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Executive Education
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April [__], 2023
Dear Fellow Stockholder:
The independent directors and I join Chip in inviting you to attend our company’s 2023 annual meeting of stockholders, to be held virtually on June 6, 2023 at 2:00 p.m., Eastern Time. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/TWOU2023, where you will be able to listen to the meeting live, submit questions and vote online.
Looking back over the past year, I am incredibly proud of the work our teams have done to execute on our platform strategy and further our mission of making high-quality education accessible and affordable to help unlock human potential and solve society’s critical needs. As we approach the 2023 annual meeting, I would like to share some of the ways that the Board is working to provide strong governance and independent oversight to represent your interests.
Aligning Pay and Performance
One of the most critical roles of the Board is to ensure the Company has a compensation program that appropriately attracts, retains and motivates our executives. The focus of our compensation philosophy is pay-for-performance and aligning executive interests with those of our stockholders. Our executive compensation program is heavily weighted towards at-risk, performance-based, compensation, where payouts are tied to rigorous performance targets of key financial measures that align to the Company’s long-term strategy. We believe our current compensation program aligns to this philosophy, as evidenced by the impact Company performance had on executive compensation in 2022, as summarized on page 46 of this proxy statement. We have continuously evolved our compensation program to respond to stockholder feedback and we are committed to maintaining a compensation structure that aligns pay with performance, drives long-term value creation and reflects the views of our stockholders.
Engaging to Stay Close to our Stockholders
The Board values input from our stockholders as the Company executes our long-term strategy. In light of our commitment to obtaining and responding to stockholder input, the Board took the result of our Say-on-Pay vote at the 2022 annual meeting very seriously and viewed the result as a direction to redouble our commitment to proactive stockholder engagement. This year, 2U’s stockholder engagements encompassed outreach to stockholders representing 68% of our outstanding shares and meetings with stockholders representing 46% of our outstanding shares. As the Board chair, I led many of these meetings, which allowed me to hear direct feedback and questions from a large portion of the stockholder base. I discussed this feedback with the full Board and your input was an important part of the Board’s deliberations and decision-making. You can find more information about the stockholder feedback we received and how we responded on page 43 of this proxy statement. We remain committed to robust stockholder engagement, spanning discussions about executive compensation, financial results, governance, sustainability and other topics.

Building a Strong Foundation for the Future
Our Board and leadership team are deeply focused on the future of 2U. In the past year, we’ve made a series of decisive moves that we believe put the company on a path to sustainable profitability and strategic growth. In mid-2022 we implemented a strategic realignment plan that accelerated our transition to a platform company under the edX brand. Not only did we make all of our existing offerings and content available on the edX platform, we adopted a more efficient marketing framework and streamlined our organizational structure. By combining the power of the edX platform with our comprehensive catalog of educational offerings, marketing expertise, and student and faculty services, we are positioned as one of the world’s leading online learning platforms. We expect these structural changes to strengthen bottom-line and enhance stockholder value, while also increasing our ability to provide learning experiences that transform lives.
Even in a year full of change and macro-economic uncertainty, 2U delivered solid financial results with modest revenue growth, significant improvements in profitability measures and a clear line of sight to positive cash flow generation. We also stayed laser focused on what matters most - helping students achieve their desired outcomes, from learning a new skill to obtaining a promotion or entering a new field. In 2022, we celebrated 50,000 graduates from our partner’s degree programs, reached 48 million registered learners on the edX platform and reached nearly 30 million all-time clinical placement hours for students in licensure fields.
Gratitude to Non-Continuing Directors
Finally, I want to take this opportunity to thank Sallie Krawcheck, Alexis Maybank and Greg Peters, each of whom will be ending their Board service at this year’s annual meeting. Sallie has been a member of our Board since our initial public offering in 2014 and brought a wealth of financial and strategy expertise to the Board based on years of leadership roles in financial and investment firms. Alexis has been a member of our Board since 2018 and her e-commerce experience and track record scaling rapidly growing technology companies were invaluable as the Company grew rapidly and began operating a consumer marketplace. Greg Peters has been a member of our Board since 2018 and his expertise with innovative online product delivery was critical as the Company transitioned to a platform company. Sallie, Alexis and Greg, we thank you for your many years of dedicated service to the Company and its stockholders and wish you the best in your future endeavors.
On behalf of the Board, thank you for your continued investment in 2U and for joining us in our mission to eliminate the back row in higher education.

Sincerely,
PAUL A. MAEDER
Chairman of the Board

Notice of 2023 annual meeting
of stockholders.

Date & Time June 6, 2023 (Tuesday) 2:00 PM (Eastern Time)	Location Online at: www.virtualshareholdermeeting.com/TWOU2023	Who Can Vote Stockholders as of April 10, 2023 are entitled to vote
Stockholders of 2U, Inc.:
The 2023 Annual Meeting of Stockholders (the “Meeting”) of 2U, Inc. (referred to herein as the “Company”, "we", "us", "our" or "2U") will be held virtually via live webcast. You will be able to attend the Meeting online, vote and submit your questions at the website listed above during the Meeting. We are holding the Meeting for the following purposes, which are more fully described in the accompanying proxy statement:
Voting Matters:

Proposals	For Further Details
1.To elect two Class III directors, nominated by the Board of Directors of the Company, to serve on the Board of Directors until the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal
Page 14
2.To approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers	Page 39
3.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year	Page 82
4.To approve an amendment to the Company's 2017 Employee Stock Purchase Plan to increase the number of authorized shares	Page 84
5.To approve an amendment to the Company's Certificate of Incorporation to permit the exculpation of officers	Page 87
We will also consider any other business that properly comes before the Meeting or any adjournment thereof. On or about April [__], 2023, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy materials for our Meeting, including our Annual Report to Stockholders for the year ending December 31, 2022. The Notice will also provide instructions on how to vote your shares and how to request a paper copy of the proxy materials by mail.
Your vote is important. Whether or not you plan to attend the Meeting, and no matter how many shares you own, please vote your shares or submit your proxy promptly in advance of the Meeting by using one of the methods described in the proxy materials. Any stockholder attending the Meeting may vote online during the Meeting, even if you have already returned a proxy card or voted over the Internet. If you hold shares through a broker or other nominee in “street name,” you should follow the voting instructions provided to you by such broker or other nominee.

By Order of the Board of Directors,
Christopher “Chip” Paucek
Co-Founder & Chief Executive Officer
April [__], 2023

Internet www.proxyvote.com	Phone 1-800-690-6903	Mail Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided	Mobile Device Scan the QR code on the Notice

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on June 6, 2023
This Notice of Annual Meeting and Proxy Statement and the 2022 Annual Report are available at: www.proxyvote.com or on our investor relations website at: http://investor.2u.com.

4

Table of contents.

2023 Proxy Statement	5

Proxy statement summary.
Voting matters & board recommendations

1
Election of two Class III director nominees
Board Recommendation }FOR~ each nominee. See Page 14
The Board and the Nominating and Corporate Governance Committee believe that each of the nominees possesses the right skills, qualifications and experience to effectively oversee the Company's long-term business strategy.

2
Advisory approval of executive compensation
Board Recommendation }FOR~. See Page 39
The Board and the Compensation Committee believe our executive compensation program demonstrates the continuing evolution of our "pay for performance" philosophy, and reflects feedback received from stockholders.

3
Ratification of appointment of KPMG LLP as Company’s independent registered public accounting firm for the 2023 fiscal year
Board Recommendation }FOR~. See Page 82
The Board and the Audit Committee believe that the retention of KPMG for the fiscal year ending December 31, 2023 is in the best interests of the Company and its stockholders.

4
Approval of an amendment to our Employee Stock Purchase Plan to increase authorized shares
Board Recommendation }FOR~. See Page 84
The Board and the Compensation Committee believe that approval of the amendment to our Employee Stock Purchase Plan ("ESPP") is in the best interests of the Company and its stockholders. The ESPP encourages ownership of our shares of common stock by our employees and provides an additional incentive for them to promote the Company's long-term strategy.

5
Approval of an amendment to our certificate of incorporation to permit the exculpation of officers
Board Recommendation }FOR~. See Page 87
The Board believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent. This protection has long been afforded to directors. Accordingly, the Board believes that the proposal to extend exculpation to officers is fair and in the best interests of the Company and its stockholders.

6

PROXY STATEMENT SUMMARY
2022 Business Highlights
We are a leading online education platform company. Our mission is to expand access to high-quality education and unlock human potential. As a trusted partner to top-ranked nonprofit universities and other leading organizations, we deliver technology and services that enable our clients to bring their educational offerings online at scale. Through edX, our best-in-class education consumer marketplace with 48 million registered learners, we host a comprehensive range of education offerings, from free courses to degree programs. In mid-2022 we embarked on a strategic realignment plan designed to accelerate our transition to a platform company under the edX brand. Today we are one of the world's leading online learning platforms due to the strength and reach of the edX brand, our comprehensive scope of offerings, program and portfolio marketing expertise, and robust student and faculty services. Our 2022 financial and business results reflected significant improvements across the business as a result of implementation of this strategic realignment plan and highlight the progress towards our goal to drive profitability and positive free cash flow.

Platform strategy drives significant improvement to profitability measures	New, more efficient marketing framework drives down marketing and sales expense as a percent of revenue	Added 6M registered learners to the edX platform	Added 500+ new offerings to edX platform	Delivered revenue of $963M
Executive compensation highlights
Strong alignment between pay and performance.
Our Compensation Committee designs our executive compensation programs with the goal of attracting, retaining and motivating talented executives, while simultaneously promoting the achievement of key financial and strategic performance measures and aligning the incentives of our executives with the creation of value for our stockholders. Our Compensation Committee aligns executive compensation with Company performance by ensuring that a large portion of our executive compensation is "at-risk" and contingent on the Company achieving rigorous and predetermined financial objectives. The chart below shows a comparison of our CEO's 2022 "Compensation Actually Paid" versus his total compensation for 2022, as reported in the Summary Compensation Table. Compensation Actually Paid reflects the impact of stock price movement on equity values and actual performance of performance-based components of compensation.
2022 CEO "Compensation Actually Paid" (CAP) Compared to Compensation Reported in Summary Compensation Table (SCT)
Please see the sections entitled "Executive Compensation—Pay Versus Performance" of this Proxy Statement for a more detailed description of "compensation actually paid" and its relationship to Company performance.

2023 Proxy Statement	7

PROXY STATEMENT SUMMARY
2022 executive compensation program.
The overall design of our compensation program for 2022 is summarized below:

Element and % of CEO Compensation	Primary Metrics	Key Terms

Base Salary	•Performance and experience •Criticality of role	•Based on review of market data provided by independent compensation consultant

Annual Performance-Based Bonus	•Revenue and adjusted EBITDA •DE&I Goals
•Metrics aligned with Company's focus on profitable revenue growth
•Minimum achievement of revenue and adjusted EBITDA metrics required for funding
•Maximum payout is capped
•DE&I goals can only impact payout negatively

Long-Term Incentive Compensation
Performance Restricted Stock Units	•Relative TSR
•Three-year performance period, with vesting at the end of the performance period
•Maximum achievement is capped at 200%
•Target payout requires achievement at 55th percentile
•Threshold performance required

Performance Restricted Stock Units	•Adjusted net income • Revenue	•Three one-year performance periods, with vesting at the end of all three periods •Maximum achievement is capped at 200% •Threshold performance required

Restricted Stock Units	•Time-based vesting	•Vests quarterly over three years

8

PROXY STATEMENT SUMMARY
2022 CEO total direct compensation pay mix.
The Compensation Committee evaluates our executive compensation program annually to ensure it is consistent with our short- and long-term goals given the dynamic nature of our business and the market in which we compete. In evaluating Mr. Paucek’s compensation, the Compensation Committee evaluates total direct compensation, which is generally comprised of a mix of cash compensation, in the form of base salary and annual cash incentive bonus, and long-term incentive compensation in the form of equity awards. This total direct compensation mix has been designed so that the elements of variable, or “at-risk”, pay represent a substantial portion of the total direct compensation opportunity awarded to Mr. Paucek. By dedicating a meaningful percentage of Mr. Paucek’s total direct compensation opportunity to these variable “at-risk” pay elements, rather than fixed pay elements, the Compensation Committee believes that we are able to better link Mr. Paucek’s compensation with the Company’s performance. The following chart illustrates the breakdown of Mr. Paucek’s target total compensation pay mix for 2022.
Executive compensation best practices.
Below we summarize the executive compensation practices we have implemented to help drive executive performance, as well as practices we have chosen not to implement because we believe such practices do not support our stockholders’ long-term interests.

What we do.	Emphasize Pay-for-Performance	Annual Executive Compensation Review
	Annual “Say-on-Pay” Vote	Avoid Undue Risk-Taking
	Compensation Recovery (“Clawback”) Policy	NEO and Director Stock Ownership Guidelines
	Independent Compensation Consultant	Limited Perquisites
Use Double-Trigger Change in Control Provisions

What we don’t do.	No Hedging or Pledging	No Guaranteed Compensation Increases
	No Excise Tax Gross-Ups	No Guaranteed Bonuses
No Special Welfare or Health Benefits

Please see the section entitled “Executive Compensation—Compensation Discussion and Analysis” of this Proxy Statement for a more detailed description of the compensation paid to our named executive officers in 2022, our compensation philosophy and other compensation practices.

2023 Proxy Statement	9

PROXY STATEMENT SUMMARY
Board and corporate governance highlights

Director nominee matrix.

Director Nominee	Director Since	Independence	Committee Membership
John M. Larson, 71 Executive Chair, Triumph Higher Education Group, Inc. President, Triumph Group, Inc.	2009		Compensation Committee
Edward S. Macias, 79 Provost Emeritus and Barbara and David Thomas Distinguished Professor Emeritus in Arts & Sciences, Washington University	2014		Nominating and Corporate Governance Committee
Board snapshot.
Diversity and independence

GENDER DIVERSITY	RACIAL / ETHNIC DIVERSITY	INDEPENDENCE	AGE	TENURE

10

PROXY STATEMENT SUMMARY
Qualifications and experience

Education Industry	Financial Expertise / Capital Allocation	Government / Public Policy
Provides Board valuable knowledge of our industry and the university clients we serve	Provides Board financial skills to inform its oversight of financial reporting, internal controls, capital structure and strategic planning	Provides Board an understanding of the regulatory environment in which we operate

Enterprise Risk Management (ERM)	Human Capital / Diversity and Inclusion	Technology
Assists Board in overseeing risks facing the Company	Assists Board in overseeing executive compensation, employee engagement and framework for attraction and development of high-performing employees	Assists Board in overseeing our product development strategy and provides insight to management as we seek to enhance the student experience

International Business	Platform Strategy	Environmental / Social / Governance (ESG)
Provides Board valuable knowledge relevant to the global nature of our business and strategic planning	Provides Board an understanding of platform-based business model and online marketplaces	Assists Board in overseeing environmental, social and governance matters and community affairs, including managing corporate social responsibility issues as business imperatives

Cybersecurity / Data Privacy
Provides Board valuable expertise in information security, data privacy and cybersecurity
Governance best practices.
We believe that good corporate governance is important to achieve success and to ensure that we are managed for the long-term benefit of our stockholders. We believe that the following corporate governance policies, guidelines and practices adopted by our Board of Directors (“Board” or “Board of Directors”) reflect many current best practices:

All directors with the exception of Mr. Paucek, our Chief Executive Officer, are independent
   The Board and its Committees conduct an annual self-evaluation to determine whether they are functioning effectively
   We have three standing Board Committees, all of which are comprised solely of independent directors
   We have a diverse Board in terms of gender, race and ethnicity, experience and skills
   We have a limit on outside directorships
   We have regular executive sessions of independent directors
   We perform an annual review of director compensation against peers
   Directors have full access to management and, as necessary, appropriate independent advisors

We have a majority voting standard in uncontested director elections and maintain a director resignation policy
We have implemented a phased declassification of the Board, such that the Board will be fully declassified by the annual meeting of stockholders to be held in 2025
We have separate Chair and Chief Executive Officer roles All directors attended more than 75% of Board meetings held during 2022

New in 2022.
Please see the section entitled “Corporate Governance and Board Matters” of this Proxy Statement for a more detailed description of our Board structure and governance practices.

2023 Proxy Statement	11

PROXY STATEMENT SUMMARY
Stockholder Engagement and Responsiveness.
Our outreach program
We believe that effective corporate governance includes regular, constructive conversations with our stockholders. We are committed to maintaining an active dialogue to understand the priorities and concerns of our stockholders and believe that ongoing engagement builds mutual trust and understanding with our stockholders. Stockholder engagement and feedback are critical components of our corporate governance practices and inform our decisions and programs.
Below is a summary of our engagement with stockholders following our 2022 annual meeting of stockholders. These discussions have helped ensure that our Board’s decisions are informed by stockholder objectives.

We Reached Out to 24 Stockholders Representing 68% of Shares Outstanding	We Engaged with Stockholders Representing 46% of Shares Outstanding	Independent Board Chair Participated in Calls with 17% of Shares Outstanding Representing 50% of total calls

In the course of these meetings with our stockholders, we discussed, among other things, pay for performance alignment, adjustments to our performance metrics, overlapping performance metrics, length of performance periods, use of relative total stockholder return, use and disclosure of diversity goals in our bonus plan as well as governance and ESG matters.
Board responsiveness and 2023 compensation program design changes
We heard from stockholders that they generally viewed the evolution of our executive compensation program as consistent with our strategy and pay for performance philosophy. Key feedback we received from our stockholders relating to our executive compensation program and our responses, including details regarding changes to our annual and long-term incentive compensation programs, is described in the section entitled "Executive Compensation—Compensation Discussion and Analysis—Stockholder Engagement and Evolving Pay Practices".
For 2023, our Compensation Committee has continued to evolve and enhance our executive compensation program in response to stockholder feedback and in line with our compensation philosophy. For example, to further increase the alignment between our executive compensation and Company performance, for 2023 the Compensation Committee increased the percentage of performance restricted stock unites ("PRSUs") in our long-term equity compensation program to 55% of the total award value. These PRSUs are based on achievement of rigorous adjusted net income targets with achievement capped at 130% and a modifier that can impact achievement positively or negatively by 20% based on the Company's total stockholder return ("TSR") relative to the companies in the Russell 3000 index. Based directly on feedback we received from stockholders, the TSR modifier is capped where absolute Company TSR is negative, regardless of relative TSR performance. Also in response to stockholder feedback, for 2023 we implemented distinct performance metrics, to remove overlapping performance metrics, in each of our annual bonus plan and our long-term equity compensation program.
Please see the sections entitled "Compensation Discussion and Analysis—Stockholder Engagement and Evolving Pay Practices" and "Corporate Governance and Board Matters—Board's Role and Responsibilities" of this Proxy Statement for a more detailed description of our Stockholder Engagement Program and Key Feedback from Our Stockholders.

12

PROXY STATEMENT SUMMARY
ESG highlights
We recognize the impact a business can have on its surrounding community and environment and believe that an organization has the responsibility to be a good corporate citizen. We also value our employees and recognize the critical roles that they play in the achievement of our long-term goals and overall success. Below is a summary of certain ESG highlights from 2022.

Human Capital	Societal Impact
•Employees receive a subscription benefit providing access to certain of our offerings
•Competitive total rewards including equity compensation in the form of performance and service-based restricted stock units for eligible employees and an Employee Stock Purchase Program
•Volunteer paid time-off and Company-sponsored “Days of Service” •Regular support to regional non-profits aligned with our mission

Diversity, Equity & Inclusion (DE&I)	Environmental Impact
•Diverse Board and executive team •Provide comprehensive diversity training •DE&I metrics can impact payout under bonus plan •Named to Bloomberg 2022 Gender-Equality Index
•Online offerings reduce need for travel, commuting and construction of additional facilities
•Numerous offerings educate students on sustainability matters
•Support remote and hybrid work; offices have energy efficient design to reduce greenhouse gas emissions

Please see the section entitled “Corporate Governance and Board Matters—Board's Role and Responsibilities—Environmental, Social and Governance (ESG) Matters” of this Proxy Statement for a more detailed description of our corporate responsibility and ESG programs.
Questions and answers about the proxy materials and voting
Please see the section entitled “Questions and Answers About the Proxy Materials and Voting” of this Proxy Statement for answers to common questions about the Meeting, voting, attendance, submitting a proposal for next year’s annual meeting of stockholders, and other procedures.

2023 Proxy Statement	13

Corporate governance and board matters.

Proposal one
Election of directors
Our Board is currently divided into three classes, but is undergoing a phased declassification in accordance with an amendment to our Certificate of Incorporation, which was approved by our Board and stockholders in fiscal year 2022 (the "Declassification Amendment"). Pursuant to the Declassification Amendment, beginning at the 2023 Annual Meeting of Stockholders, directors stand for election to one-year terms after the expiration of their respective current terms, with the result that the entire Board will be elected on an annual basis at the 2025 Annual Meeting of Stockholders and at each annual meeting thereafter.
The Board, upon recommendation of the Nominating and Corporate Governance Committee, has nominated the following Class III directors to hold office until the 2024 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier death, resignation or removal:

JOHN M. LARSON	EDWARD S. MACIAS

All nominees currently serve as Class III directors of the Company. Each nominee has consented to serve as a director if elected at the Meeting. Should a nominee become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares that such proxy represents for the election of such other person as the Board may nominate. We have no reason to believe that any of the nominees will be unable to serve.

Our Nominating and Corporate Governance Committee did not renominate Sallie Krawcheck or Alexis Maybank for election to the Board of Directors and their terms will expire at the conclusion of the Meeting. The Board of Directors thanks Mses. Krawcheck and Maybank for their leadership and years of service to 2U. The Company has a strong track record of diversity on the Board of Directors, and in connection with filling any vacancies created by director departures after the Meeting, the Board of Directors will continue to view diversity as an important consideration in its composition.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE TWO CLASS III DIRECTOR NOMINEES.

14

CORPORATE GOVERNANCE AND BOARD MATTERS
The board of directors
Board snapshot.
Our Board currently consists of 11 members. Other than our Chief Executive Officer, our Board is comprised of entirely independent directors. We believe it is essential to have directors representing diversity in many areas, including but not limited to race, ethnicity, gender, background, and professional experience.

Director Name	Age	Term Expires	Other Public Company Board Service
CLASS III DIRECTORS
Sallie L. Krawcheck	58	2023	—
John M. Larson	71	2023	—
Edward S. Macias	79	2023	—
Alexis Maybank	48	2023	—

CLASS II DIRECTORS
Timothy M. Haley	68	2025	3
Earl Lewis	67	2025	—
Coretha M. Rushing	67	2025	1

CLASS I DIRECTORS
Paul A. Maeder Chair of the Board	69	2024	—
Christopher J. Paucek	52	2024	—
Gregory K. Peters	52	2024	2
Robert M. Stavis	60	2024	—
Director Nominees

Independence	Diversity

Age	Tenure

2023 Proxy Statement	15

CORPORATE GOVERNANCE AND BOARD MATTERS
Summary of director qualifications, experience and background
Each of our directors brings to our Board a wealth of varied experience derived from serving as executives, financial experts, subject matter experts, board members and/or industry leaders. We have worked hard to ensure diversity of backgrounds and perspectives in the board room, which we believe enhances oversight of our business strategy and our corporate governance.

Education Industry Provides Board valuable knowledge of our industry and the university clients we serve	●	●	●			●			●	●	●
Financial Expertise / Capital Allocation Provides Board financial skills to inform its oversight of financial reporting, internal controls, capital structure and strategic planning	●	●	●	●	●	●		●	●		●
Government / Public Policy Provides Board an understanding of the regulatory environment in which we operate	●	●	●			●			●	●	●
Enterprise Risk Management (ERM) Assists Board in overseeing risks facing the Company	●	●	●	●	●	●	●	●	●	●
Human Capital / Diversity and Inclusion Assists Board in overseeing executive compensation, employee engagement and framework for attraction and development of high-performing employees		●	●	●		●	●	●	●	●	●
Technology Assists Board in overseeing our product development strategy and provides insight to management as we seek to enhance the student experience	●	●	●	●	●			●	●	●	●
International Business Provides Board valuable knowledge relevant to the global nature of our business and strategic planning		●	●	●	●	●	●	●	●		●
Platform Strategy Provides Board an understanding of platform-base business model and online marketplaces	●		●	●	●				●		●

Environmental / Social / Governance (ESG)
Assists Board in overseeing environmental, social and governance matters and community affairs, including managing corporate social responsibility issues as business imperatives
		●	●		●	●	●	●	●	●	●
Cybersecurity / Data Privacy Provides Board valuable expertise in information security, data privacy and cybersecurity	●		●	●	●

Tenure/Gender
Years on the Board	13	12	11	5	13	9	7	9	14	9	5
Gender Identity	M	M	M	M	M	M	F	F	M	M	F

Race/Ethnicity/Nationality
African American or Black						●	●
Alaskan Native or Native American
Asian
Hispanic or Latinx										●
Native Hawaiian or Pacific Islander
White	●	●	●	●	●			●	●		●
Two or More Races or Ethnicities
LGBTQ+

16

CORPORATE GOVERNANCE AND BOARD MATTERS
Directors.

Background:
Mr. Maeder has served on our Board since 2010 and as Chair of our Board since November 2012. Mr. Maeder is a General Partner of Highland Capital Partners, a venture capital firm he co‑founded in 1987. From 2020 to 2022, he served as the Chief Financial Officer of Highland Transcend Partners I Corp., a special purpose acquisition company. Mr. Maeder served as a director of Imprivata, Inc. from February 2002 to July 2016 and of Carbon Black, Inc. from September 2015 to February 2019. He currently serves on the board of one private company and one university. He holds a B.S.E. in Aerospace and Mechanical Sciences from Princeton University, an M.S.E. in Mechanical Engineering from Stanford University and an M.B.A. from Harvard Business School.
Qualifications:
Our Board believes that Mr. Maeder’s extensive experience investing in the online higher education and software industries and his experience serving as a board member for numerous companies enable him to make valuable contributions to the Board.

PAUL A. MAEDER Independent Age: 69 Director since: 2010 Committees: Audit

Background:
Mr. Paucek is a co‑founder of the Company and has served as our Chief Executive Officer and as a member of our Board since 2012. He previously served as our President and Chief Operating Officer from April 2008 through December 2011. Prior to 2U, Mr. Paucek served as the Chief Executive Officer of Smarterville, Inc., the parent company of Hooked on Phonics, from 2007 until 2008. From 2004 to 2007, Mr. Paucek served as Vice President of Business Development and President of Educate Products for Educate, Inc. In 2004, Mr. Paucek served as Deputy Campaign Manager for the successful reelection campaign of United States Senator Barbara Mikulski. Mr. Paucek began his career in 1993 by co‑founding Cerebellum Corporation, the media company behind the award‑winning educational television program and video series, Standard Deviants, and he led Cerebellum as Co‑Chief Executive Officer until 2003. Mr. Paucek holds a B.A. from The George Washington University and an M.B.A. from the Kenan‑Flagler Business School of the University of North Carolina at Chapel Hill.
Qualifications:
Our Board believes that Mr. Paucek’s knowledge of the Company as one of our co‑founders, and his broad experience leading education companies, enable him to make valuable contributions to the Board.

CHRISTOPHER J. PAUCEK Age: 52 Director since: 2012

2023 Proxy Statement	17

CORPORATE GOVERNANCE AND BOARD MATTERS

Background:
Mr. Peters has served on our Board since March 2018. Mr. Peters joined Netflix, Inc. in 2008 and currently serves as the Co-Chief Executive Officer. Previously, Mr. Peters served as Chief Operating Officer and Chief Product Officer, responsible for designing, building and optimizing the customer experience. From 2020 to 2022, he served on the board of directors of Highland Transcend Partners I Corp., a special purpose acquisition company From 2015 to July 2017, Mr. Peters served as the International Development Officer of Netflix, responsible for global partnerships with consumer electronics companies, Internet service providers and multichannel video program distributors. From July 2013 to 2015, Mr. Peters served as the Chief Streaming and Partnerships Officer of Netflix. Prior to joining Netflix in 2008, Mr. Peters was Senior Vice President of Consumer Electronics Products for Macrovision Solutions Corp. (later renamed Rovi Corporation) and held positions at Mediabolic Inc., Red Hat Network and Wine.com. Mr. Peters currently serves on the board of directors of Netflix, Inc. and DoorDash Inc. Mr. Peters holds a B.S. in Physics and Astrophysics from Yale University. On April 4, 2023, Mr. Peters informed the Company that he would be resigning from the Board effective at the conclusion of the Meeting due to other professional commitments.
Qualifications:
Our Board believes that Mr. Peters’ platform, technology and product expertise and professional experience as an executive that led the strategic changes at a company that pioneered the internet delivery of TV shows and movies enable him to make valuable contributions to the Board.
Other Current Public Boards:
•DoorDash Inc.
•Netflix, Inc.

GREGORY K. PETERS Independent Age: 52 Director since: 2018 Committees: Audit

Background:
Mr. Stavis has served on our Board since 2011. Mr. Stavis has been a Partner at Bessemer Venture Partners, a venture capital firm, since 2000. He currently serves on the boards of several private companies. Prior to joining Bessemer, Mr. Stavis was an independent private equity investor. Prior to that, he served in various positions at Salomon Smith Barney, including as Co‑Head of Global Arbitrage Trading. Mr. Stavis holds a B.A.S. in Engineering from the University of Pennsylvania’s School of Engineering and Applied Sciences and a B.S. in Economics from the University of Pennsylvania’s Wharton School.
Qualifications:
Our Board believes that Mr. Stavis’s broad experience investing in the emerging software technology industry and his experience serving as a board member for numerous companies enable him to make valuable contributions to the Board.

ROBERT M. STAVIS Independent Age: 60 Director since: 2011 Committees: Audit (Chair)

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CORPORATE GOVERNANCE AND BOARD MATTERS

Background:
Mr. Haley has served on our Board since 2010. Mr. Haley is a founding partner of Redpoint Ventures, a venture capital firm, and has been a Managing Director of the firm since 1999. Mr. Haley was also the Managing Director of Institutional Venture Partners, a venture capital firm, from 1998 to 2010. From 1986 to 1998, Mr. Haley was the President of Haley Associates, an executive recruiting firm in the high technology industry. Mr. Haley currently serves on the board of directors of Netflix, Inc., Zuora Inc. and ThredUp Inc. Mr. Haley holds a B.A. from Santa Clara University.
Qualifications:
Our Board believes that Mr. Haley’s broad experience investing in software, consumer Internet and digital media industries, and his experience serving as a board member for numerous companies, enable him to make valuable contributions to the Board.
Other Current Public Boards:
•Netflix, Inc.
•Zuora Inc.
•ThredUp Inc.

TIMOTHY M. HALEY Independent Age: 68 Director since: 2010 Committees: Nominating and Corporate Governance (Chair)

Background:
Dr. Lewis was appointed to our Board at the time of the initial public offering of the Company’s shares in April 2014. Dr. Lewis, a fellow of the American Academy of Arts and Sciences, is the Thomas C. Holt Distinguished Professor of History and AfroAmerican and African Studies and Public Policy at the University of Michigan and founding director of the Center for Social Solutions. From March 2013 to March 2018, Dr. Lewis served as President of The Andrew W. Mellon Foundation, a philanthropic organization committed to advancing higher education, the arts and civil society. From January 2013 to March 2013, he served as President-designate of the Mellon Foundation. Prior to joining the Mellon Foundation, Dr. Lewis served as Provost and Executive Vice President for Academic Affairs at Emory University from 2004 to December 2012. He also held a variety of faculty positions at the University of California at Berkeley and the University of Michigan from 1984 through 2004, and served as Vice Provost for Academic Affairs—Graduate Studies and Dean of the Horace H. Rackham School of Graduate Studies at the University of Michigan from 1998 to 2004. Dr. Lewis holds a B.A. from Concordia College and an M.A. and Ph.D. from the University of Minnesota.
Qualifications:
Our Board believes that Dr. Lewis’s broad experience in academia, both as a faculty member and as an administrator at leading universities, allows him to make valuable contributions to the Board.

EARL LEWIS Independent Age: 67 Director since: 2014 Committees: Audit

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CORPORATE GOVERNANCE AND BOARD MATTERS

Background:
Ms. Rushing has served on our Board since 2016. She currently serves as the President of CR Consulting Alliance LLC and as a Managing Director and Executive Mentor for The ExCo Group, a global executive coaching firm. Ms. Rushing currently serves on the board of directors of ThredUp Inc. She also serves as an external Board and HR advisor to several private company boards of directors. From March 2021 to January 2023, Ms. Rushing served on the board of directors of Benefitfocus, Inc. From May 2006 to January 2020, she served as Corporate Vice President and Chief Human Resources Officer of Equifax Inc. Prior to that, she served as an Executive Coach and HR Consultant with Atlanta-based Cameron Wesley LLC. Prior to joining Cameron Wesley, she was Senior Vice President, Chief Human Resources Officer of The Coca-Cola Company, where she was employed from 1996 until 2004. Prior to that, she worked in several senior level positions for Pizza Hut (a division of PepsiCo) and IBM. Ms. Rushing was Chair of the Board for the Society of Human Resource Management until January 2019, an organization of approximately 350,000 global human resource professionals. Ms. Rushing holds a B.S. in Industrial Psychology from East Carolina University and an M.S. in Education from George Washington University.
Qualifications:
Our Board believes that Ms. Rushing’s broad experience in human capital management, executive compensation and DE&I initiatives at leading Fortune 500 companies and her experience serving as a board member for numerous companies, enables her to make valuable contributions to the Board.
Other Current Public Boards:
•ThredUp Inc.

CORETHA M. RUSHING Independent Age: 67 Director since: 2016 Committees: Compensation

Background:
Ms. Krawcheck was appointed to our Board as of the initial public offering of the Company’s shares in April 2014. Ms. Krawcheck is the Chief Executive Officer and co-founder of Ellevest, an investment and financial planning platform for women that was founded in 2016. Ms. Krawcheck was the President of Global Wealth & Investment Management for Bank of America from August 2009 to September 2011. Prior to joining Bank of America, Ms. Krawcheck held a variety of senior executive positions at Citigroup from 2002 to 2008, including Chief Executive Officer of its Smith Barney division, Chief Financial Officer of Citigroup and Chief Executive Officer and Chair of Citi Global Wealth Management. She served as a director of BlackRock Inc. from 2009 to 2011 and Dell Inc. from 2006 to 2009. Ms. Krawcheck holds a B.A. from the University of North Carolina at Chapel Hill and an M.B.A. from Columbia University. Ms. Krawchek was not nominated for reelection and, as such, her term will conclude at the end of the Meeting.
Qualifications:
Our Board believes that Ms. Krawcheck’s financial acumen and broad experience serving in leadership roles with financial and investment firms enables her to make valuable contributions to the Board.

SALLIE L. KRAWCHECK Independent Age: 58 Director since: 2014 Committees: Nominating and Corporate Governance

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CORPORATE GOVERNANCE AND BOARD MATTERS

Background:
Mr. Larson has served on our Board since June 2009. Mr. Larson has served as the Executive Chair of Triumph Higher Education Group, Inc., a culinary education company, since 2010. He also has served as President of Triumph Group, Inc., a company that advises and invests in domestic and international education companies, since 2008. Mr. Larson founded and served as President, Chief Executive Officer and director of Career Education Corporation, or CEC, a publicly held post-secondary education company, from its inception in 1994 through his retirement from the company in 2006, including as Chair of the Board from 2000 to 2006. He became Chair Emeritus of CEC in 2006 and continues to serve in that position. He holds a B.S. in Business Administration from the University of California at Berkeley.
Qualifications:
Our Board believes that Mr. Larson’s deep knowledge of the higher education industry and his experience founding and leading a publicly held education company enable him to make valuable contributions to the Board.

JOHN M. LARSON Independent Age: 71 Director since: 2009 Committees: Compensation (Chair)

Background:
Dr. Macias has served on our Board since November 2014. Dr. Macias is currently the Provost Emeritus and Barbara and David Thomas Distinguished Professor Emeritus in Arts & Sciences at Washington University in St. Louis. Previously, Dr. Macias was the chief academic officer of Washington University in St. Louis for 25 years, before stepping down from his position as Provost and Executive Vice Chancellor in June 2013. During his tenure as Provost, Dr. Macias provided leadership in curriculum, budget and capital project development initiatives. Dr. Macias has broad experience and knowledge in higher education administration and innovation in academic settings. Following his tenure as Provost, Dr. Macias was nominated to lead the school’s effort to explore its approach to online education and to leverage advances in education technology to enhance its reach and impact. Dr. Macias currently serves on the boards of Casa de Salud, Shakespeare Festival of St. Louis and the St. Louis Mosaic Project. He is an emeritus member of the boards of Colgate University and Mary Institute and St. Louis Country Day School. Dr. Macias holds a bachelor's degree in Chemistry from Colgate University and a doctorate in Chemistry from Massachusetts Institute of Technology.
Qualifications:
Our Board believes that Dr. Macias’s substantial knowledge of the higher education industry and his vast experience as Provost and Executive Vice Chancellor of Washington University in St. Louis enable him to make valuable contributions to the Board.

EDWARD S. MACIAS Independent Age: 79 Director since: 2014 Committees: Nominating and Corporate Governance

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CORPORATE GOVERNANCE AND BOARD MATTERS

Background:
Ms. Maybank has served on our Board since December 2018. She has served as Founder and Chief Executive Officer of Creative Beauty, Inc. until 2022. She also co-founded Gilt Groupe in 2007 and served as its founding Chief Executive Officer from 2007 to 2008 and in several other executive roles, including Chief Strategy Officer, Chief Marketing Officer and President of Gilt Home and Kids from 2008 to 2014. Prior to co-founding Gilt Groupe in 2007, Ms. Maybank was General Manager of eCommerce for AOL Media Networks and served in various senior roles at eBay. Ms. Maybank holds a B.S. from Harvard University and an M.B.A. from Harvard Business School. She has previously served as Chair of Girls Who Code and Director of Source Global. Ms. Maybank was not nominated for reelection and, as such, her term will conclude at the end of the Meeting.
Qualifications:
Our Board believes that Ms. Maybank’s experience in e-commerce and scaling rapidly growing technology companies enable her to make valuable contributions to the Board.

ALEXIS MAYBANK Independent Age: 48 Director since: 2018 Committees: Compensation

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CORPORATE GOVERNANCE AND BOARD MATTERS
Board composition and structure
Board purpose and structure.
The mission of the Board is to provide strategic guidance to the Company’s management, to monitor the performance and ethical behavior of the Company’s management, and to maximize the long-term financial return to the Company’s stockholders, while considering and appropriately balancing the interests of other stakeholders and constituencies. The Board is currently comprised of eleven directors. The authorized number of directors may be changed only by resolution approved by a majority of our Board.
Board leadership.
Our Board currently has an independent Chair, Mr. Maeder, who has the authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, and to set meeting agendas. Accordingly, the Chair of the Board has substantial ability to shape the work of the Board. We believe that separation of the positions of Chair of the Board and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, we believe that having an independent Chair of the Board creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, we believe that having an independent Chair of the Board enhances the effectiveness of the Board as a whole.
Director independence.
Our Nominating and Corporate Governance Committee and our Board have undertaken a review of the independence of our current directors and considered whether any director has a material relationship with us that could compromise their ability to exercise independent judgment in carrying out their responsibilities. As a result of this review, our Nominating and Corporate Governance Committee and our Board determined that Messrs. Haley, Larson, Lewis, Macias, Maeder, Peters and Stavis, and Mses. Krawcheck, Maybank and Rushing, representing ten of our eleven current directors, are “independent directors,” as defined under applicable Nasdaq listing standards and the rules of the United States Securities and Exchange Commission (“SEC”).
As part of the process of affirmatively determining whether a director is "independent" under applicable Nasdaq listing standards and SEC rules, the Nominating and Corporate Governance Committee and the Board also determined that none of Messrs. Haley, Larson, Lewis, Macias, Maeder, Peters and Stavis, and Mses. Krawcheck, Maybank, and Rushing have any other “material relationship” with the Company that could interfere with their ability to exercise independent judgment.
The Board includes one management director, Mr. Paucek, who is the Company’s Chief Executive Officer. The Nominating and Corporate Governance Committee and the Board have determined that Mr. Paucek is not independent under applicable Nasdaq listing standards and SEC rules.
As part of its annual evaluation of director independence, the Nominating and Corporate Governance Committee and the Board examine (among other things) whether any transactions or relationships exist currently (or existed during the past three years) between each independent director and the Company, its subsidiaries, affiliates, equity investors, or independent auditors and the nature of those relationships under the applicable Nasdaq listing standards and SEC rules. The Nominating and Corporate Governance Committee and the Board also examine whether there are (or have been within the past year) any transactions or relationships between each independent director and any executive officer of the Company or its affiliates. As a result of this evaluation, the Nominating and Corporate Governance Committee and the Board have affirmatively determined that each independent director is independent under those criteria.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Executive sessions of non-management directors.
In order to promote discussion among the non-management directors, the Board regularly holds executive sessions (i.e., meetings of non-management directors without management present) to review such topics as the non-management directors determine. Mr. Maeder presides as Chair during the executive sessions of the Board. The non-management directors of the Board met in executive session 8 times during 2022.
Committees of the board of directors.
The Board has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has adopted written charters for each of these committees and all such charters can be obtained without charge on the Company’s website at: http://investor.2u.com. Following the Meeting and upon the recommendation of the Nominating and Corporate Governance Committee, the Board also expects to reorganize the standing committees of the Board to give effect to the departures of Mses. Krawcheck and Maybank and Mr. Peters.
Audit committee

Members:
ROBERT M. STAVIS (CHAIR) Independent	Meetings during 2022: 7

Earl Lewis Independent Paul A. Maeder Independent Gregory K. Peters Independent	Report of the Audit Committee: Page 83

Our Audit Committee oversees the Company’s corporate accounting and financial reporting processes. The principal duties and responsibilities of our Audit Committee include:
•appointing and retaining an independent registered public accounting firm to serve as independent auditor to audit our consolidated financial statements, overseeing and evaluating the independent auditor’s work and determining the independent auditor’s compensation;
•approving in advance all audit services and non-audit services to be provided to us by our independent auditor;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•reviewing and discussing with management and our independent auditor the results of the annual audit and the independent auditor’s review of our quarterly consolidated financial statements; and
•conferring with management and our independent auditor about the scope, adequacy and effectiveness of our internal accounting controls, the objectivity of our financial reporting and our accounting policies and practices.
Our Board has determined that the composition of our Audit Committee meets the criteria for independence under, and the functioning of our Audit Committee complies with, the applicable requirements of the Sarbanes-Oxley Act of 2002, the Nasdaq listing standards and SEC rules and regulations. The Board has determined that all members of the Audit Committee are financially literate and possess “financial sophistication” within the meaning of the Nasdaq listing standards. The Board has also determined that Ms. Stavis is an “audit committee financial expert,” as defined by SEC rules and regulations.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Compensation committee

Members:
JOHN M. LARSON (CHAIR) Independent	Meetings during 2022: 7

Alexis Maybank Independent Coretha M. Rushing Independent	Report of the Compensation Committee: Page 63

Our Compensation Committee oversees the Company’s compensation policies, plans and programs. The principal duties and responsibilities of our Compensation Committee include:
•establishing and approving, and making recommendations to the Board regarding, performance goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives and setting, or recommending to the full Board for approval, the Chief Executive Officer’s compensation, including incentive-based and equity-based compensation, based on that evaluation;
•setting the compensation of our other executive officers, based in part on recommendations of the Chief Executive Officer;
•exercising administrative authority under our stock plans and employee benefit plans;
•establishing policies and making recommendations to our Board regarding director compensation; and
•reviewing and discussing with management the compensation discussion and analysis that we may be required from time to time to include in SEC filings.
Our Board has determined that the composition of our Compensation Committee satisfies the applicable independence requirements under, and the functioning of our Compensation Committee complies with the applicable requirements of, Nasdaq listing standards and SEC rules and regulations. Each member of the Compensation Committee is also a “non-employee director,” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
As provided under the Compensation Committee’s charter, the Compensation Committee may delegate its authority to subcommittees as the Compensation Committee deems appropriate, consistent with applicable law and the Nasdaq listing standards. Under its charter, the Compensation Committee has the authority to retain, at the Company’s expense, such counsel, consultants, experts and other professionals as it deems necessary. For additional information regarding the role of executive officers and compensation consultants in setting director and executive compensation, see the section entitled “Executive Compensation—Compensation Discussion and Analysis.”
Nominating and corporate governance committee

Members:
TIMOTHY M. HALEY (CHAIR) Independent	Meetings during 2022: 4

Edward S. Macias Independent Sallie L. Krawcheck Independent

Our Nominating and Corporate Governance Committee oversees the Company’s corporate governance practices. The principal duties and responsibilities of the Nominating and Corporate Governance Committee include:
•assessing the need for new directors and identifying individuals qualified to become directors;
•recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;
•reviewing any proposals properly submitted by stockholders for action at the annual meeting of stockholders;
•assessing individual director performance, participation and qualifications;
•developing and recommending to the Board corporate governance principles;
•monitoring the effectiveness of the Board and the quality of the relationship between management and the Board;
•overseeing a periodic evaluation of the Board’s performance; and
•overseeing a periodic review of the Company's policies and programs regarding environmental, social and governance (ESG) and corporate responsibility matters.
Our Board has determined that the composition of our Nominating and Corporate Governance Committee satisfies the applicable independence requirements under, and the functioning of our Nominating and Corporate Governance Committee complies with the applicable requirements of, Nasdaq listing standards and SEC rules and regulations.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Board’s role and responsibilities
Risk oversight.
The Board oversees a company-wide approach to risk management that is carried out by management. The Board determines the appropriate risk for the Company generally, assesses the specific risks faced by the Company and reviews the steps taken by management to manage those risks. While the Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. Management is accountable for day-to-day risk management efforts, including creation of appropriate risk management programs and policies.

Board

Oversees major risks •Strategic and competitive •Financial •Operational •Legal and regulatory

Audit	Compensation	Nominating and Corporate Governance

Primary areas of risk oversight
•Financial statement and reporting
•Major financial and other business risk exposure
•Internal controls
•Legal and compliance
•Data privacy
•Cybersecurity
•Related party transactions
•Conflicts of interest
•Treasury and banking relationships

Primary areas of risk oversight
•Executive compensation policies & practices, including pay equity among executives
•Non-employee director compensation policies and practices
•Talent development and retention

Primary areas of risk oversight
•Governance structure and processes
•Board and chair succession planning
•Board composition and function
•Board independence
•Compliance with code of conduct
•Executive succession planning
•Environmental, social and governance policies and practices

Management

•Responsible for day-to-day risk management efforts, including creation of appropriate risk management programs and policies
•Internal Audit function provides review and recommendations regarding design and effectiveness of internal controls and risk management processes

As part of our program to keep the Board informed in a timely and relevant manner, those employees representing certain core business functions regularly provide updates to the Board and its committees regarding risks in their areas of expertise. For example:
•Our Chief Information Security Officer and Chief Privacy Officer provide periodic updates to the Board on cybersecurity and privacy related risks as well as updates regarding changes in our cybersecurity and privacy programs.
•Our internal audit function is overseen by the Audit Committee and provides objective audit, investigative and advisory services aimed at providing assurance to our management team and Board that the Company is anticipating, identifying and appropriately prioritizing and mitigating risks.

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CORPORATE GOVERNANCE AND BOARD MATTERS
•Our Chief Legal Officer updates our Board regularly on material legal and regulatory developments impacting the Company.
•Our strategy and corporate development team provides updates regarding Company strategy and assessments of the competitive landscape.
Our Board believes that its current leadership structure supports the risk oversight function of our Board by providing for open communication between our management team and our Board.
Nomination of directors.
The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership. When formulating its recommendations, the Nominating and Corporate Governance Committee also considers advice and recommendations from others as it deems appropriate. The Nominating and Corporate Governance Committee is responsible for assessing the appropriate balance of criteria required of Board members.
The Nominating and Corporate Governance Committee may apply several criteria in selecting nominees but requires at a minimum the following criteria to be satisfied:
Additional factors that the Nominating and Corporate Governance Committee may consider include:

Experience - The Board strives for representation that spans a range of expertise and perspective in areas relevant to the Company's business, strategic vision, governance and operating environment.

Diversity - Although the Company has no formal diversity policy, the Board believes that diversity is an important consideration in Board composition, with diversity being broadly construed to mean a variety of opinions, perspectives, experiences and backgrounds, including gender, race and ethnicity differences, as well as other differentiating characteristics, all in the context of the requirements of the Board at that point in time.

Independence - Having an independent Board is a core element of our governance philosophy. Our Corporate Governance Guidelines provides that a majority of our directors will be independent as defined by Nasdaq rules.

Commitment / Time - The Board takes into consideration the employment status and role as well as the number of other public company boards on which the director serves to evaluate whether the nominee can commit the time and energy necessary to diligently carry out his or her fiduciary responsibilities and meaningfully contribute to the Company.

The Nominating and Corporate Governance Committee considers candidates recommended by stockholders pursuant to the Nominating and Corporate Governance Committee’s policy for considering stockholder recommendations of director nominees. The Nominating and Corporate Governance Committee’s policy is available free of charge on the Company’s website at: http://investor.2u.com. Pursuant to the policy, and at its next appropriate meeting following receipt of a recommendation, the Nominating and Corporate Governance Committee will consider all director candidates recommended by the Company’s stockholders provided such recommendation is delivered in a timely manner and in the proper form, as specified in the policy. All director nominees so submitted by the Company’s stockholders will be evaluated in the same manner as recommendations received from management or members of the Board.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Environmental, social and governance (ESG) matters.
We recognize the impact that a business can have on its surrounding community and environment and believe that an organization has the responsibility to be a good corporate citizen. We also value our employees and recognize the critical role that they play in the achievement of our long-term goals and overall success.
Diversity, equity and inclusion
We believe an equitable and inclusive environment with diverse teams produces more creative solutions and results in better outcomes for our university clients and students. We continue to strive to attract, retain and promote diverse talent at all levels of the organization and we are proud to have a Board and executive team that bring diverse ideas and backgrounds to the table. Our Board is comprised of 45% women and/or people of color and our executive team is comprised of 38% women and/or people of color. We have incorporated diversity, equity and inclusion (“DE&I”) into the fabric of our corporate culture.
Our representation at-a-glance
As of December 31, 2022, approximately 61% of our global workforce identify as female and 38% identify as male, while 1% of employees chose not to disclose an identification. In the United States, as of December 31, 2022, our full-time employees self-identified their race and ethnicity as provided below:

RACIAL/ETHNIC DIVERSITY AT 2U
DE&I Leadership The Company was included on the Bloomberg 2022 Gender-Equality Index for its commitment to advancing women in the workplace through measurement and transparency.

Our business resource networks
We maintain employee resource groups known as Business Resource Networks (“BRNs”) that foster a diverse and inclusive workplace aligned with our mission and business goals and reflect our commitment to create and sustain a diverse workplace. We currently have BRNs representing the following groups and their allies:

2Q (LGBTQ+)	Asian Pacific Islander Network (Asian and Pacific Islander)	Ability Resource Network (Differently Abled)	Black Engagement Network (Black/African- American)	Parent & Caregiver Network (Parents and Caregivers)	TuGente (LatinX)	Womxn’s Alliance Network (Womxn)	JEAN (Jewish Employee and Ally Network)
Our BRNs are supported by executive sponsors and offer development opportunities through coaching, mentorship programs and discussion forums. Our BRNs also host a variety of public speakers and company-wide events.
Our DE&I plan
We have a comprehensive DE&I plan organized around the following key pillars:

Transparency and Employee Experience	Workforce Diversity	Talent Development and Movement	Societal and Business Impact

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CORPORATE GOVERNANCE AND BOARD MATTERS
We have made progress on our goals in each of these areas in 2022:
•We include diversity-related measures as key goals in our annual company-wide operating plan and in our bonus plan.
•We conduct regular internal assessments on pay equity and make adjustments as necessary.
•We provide employees training on unconscious bias, non-discrimination and harassment and allyship to drive engagement, mitigate bias and encourage more inclusive behavior.
•We have strong employee engagement and support for our DE&I initiatives. We hosted 200+ DE&I events globally, over 2,100 employees are active members of our Business Resource Networks and we increased membership by 1,000+ employees in 2022.
•We have been endorsed as a talent developer by OneTen, a coalition of leading business executives coming together to upskill, hire and advance one million Black individuals in America over the next 10 years.
•We partner with workforce development agencies to seek to address the technology skills gap by offering scholarships to certain of our boot camps to learners that come from groups that are historically under-represented in technology roles.
•Several partnerships with our university clients seek to advance DE&I principles. For example, we partnered with Netflix and several leading Historically Black Colleges and Universities and Hispanic Serving Institutions to offer boot camps to students and alumni with a goal of increasing diversity in technology fields.
•We host Days of Service, a global, bi-annual event that allows 2U employees to give back to their communities through volunteering and donations.
•Employees receive “Volunteer Paid Time Off” and are encouraged to use this time to make a difference in their communities.
•We partner with the International Rescue Committee to offer a 2U-sponsored scholarship program for IRC employees, including curated executive education tracks for high potential women and field leaders.
•Through the Company’s corporate social responsibility program, we support regional non-profits whose work aligns with our mission of providing access to education. Through these community partnerships, our employees are able to give back to their local communities through volunteering, fundraising, in-kind donations and pro-bono services. In 2022, we supported the following non-profit organizations:

Environmental impact
Our digital offerings enable students to access educational offerings without moving or regularly commuting to a campus location. In addition, we are working to integrate sustainability initiatives into our general business practices. The following is a summary of some of the programs we have put in place to reduce the impact that our operations have on the environment:
•In 2022, we rationalized our real estate footprint and, while we are an in-person first company, a large portion of our full-time workforce is remote or has a hybrid working arrangement, which helps reduce emissions by eliminating the need to commute for a substantial number of our employees. We also expect to continue to significantly rely on videoconferencing for meetings that previously would have required travel.
•We have implemented a print management system to reduce paper and printing use.
•We responsibly manage and dispose of our electronic waste by e-cycling or wiping and donating electronics to be repurposed at other organizations.
•We limit our electrical and cooling needs by maintaining minimal IT equipment running on-premise, instead relying on cloud providers.
•Our offices are designed to reduce greenhouse emissions by energy conservation and energy efficiency efforts, including through setting lights at 75%, relying on sensors to turn off lights when not in use and using Energy Star-rated appliances and WaterSense plumbing fixtures.

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CORPORATE GOVERNANCE AND BOARD MATTERS
•We have over 200 educational offerings focused on sustainability and environmental studies, including: Sustainable Business Models, Sustainable Farming, Economics and Policies in a Biobased Economy, Sustainable Fashion, Business Sustainability Management, Climate Science, Energy Efficiency and Environmental Project Management.
Societal impact
We believe that higher education is a powerful driver of upward social mobility. 2U is increasing access to learning opportunities for people around the world by building, delivering and supporting more than 4,000 digital educational offerings, including graduate degrees, undergraduate degrees, micro-credentials, professional certificates, boot camps and executive education offerings and open courses. The following is a summary of some of the ways we believe we are positively impacting society:
•Together with our university clients, we have positively transformed the lives of more than 48 million lifelong learners around the globe.
•Compared to the national average, our graduate degree programs enroll a higher percentage of diverse students.
•The average actual cost and debt burden of attending a 2U-powered program is often less than on-campus programs due to ongoing income students can earn and room and board savings.
•We awarded $1 million in grants to help our partners develop courses that teach essential human skills for the virtual age.
•Since launching our first degree program, over 50,000 learners have graduated from a 2U-powered online degree programs. For licensure-based disciplines such as education, nursing, social work, and therapy, 2U’s clinical placement team has supported tens of million hours of virtual and in-person field placements in all 50 states. Our team of placement specialists facilitates clinical placements for students in their local communities, allowing them to make an impact in those communities after their graduation.
Human capital
We believe that our employees are our greatest asset and that when people feel appreciated and included, they can be more creative, innovative and better serve our university clients and students. We are committed to having a workforce that will enable the long-term success of our business. The following is a summary of certain programs we have implemented to help us attract, retain and inspire key talent and highlights of workplace recognitions we received for 2022:
•We offer a total rewards program for our employees that is market-competitive and merit-based. To foster a stronger sense of ownership and align the interests of employees with stockholders, we provide equity compensation in the form of performance and service-based restricted stock units to eligible employees. We also offer eligible employees the ability to participate in our Employee Stock Purchase Plan, which enables them to purchase shares of our stock at a discount. . We provide comprehensive benefits for employees and their families, which are tailored to the various geographies in which we operate. Depending on the jurisdiction, our benefits may include health insurance coverage, 401(k) matching, paid parental leave and unlimited paid time off.
•We provide a range of employee development programs and opportunities for employees to develop the skills they need to be successful. Our learning and development teams create and teach a variety of live courses and employees have free access to a library of learning resources via LinkedIn Learning. In addition, we offer a subscription for employees, which allows eligible employees and a family member to access certain of our offerings.
•We actively promote a number of benefits and programs to support the health and welfare of our employees, including on-site gyms, employee assistance programs, and access to online health and wellness resources including meditation and mental health support.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Stockholder engagement.
We welcome and value the views and insights of our stockholders and conduct regular outreach to connect with our stockholders to ensure open lines of communications. Our investor relations team, along with our CEO and CFO, regularly meet with stockholders to discuss our business results, strategy and capital structure, among other topics. In addition, we invite stockholders to provide input on matters related to our board composition, executive compensation, corporate governance and environmental and social responsibility.
Our stockholder engagement program comprises a year round cycle of communication, feedback, and action, which is described in the following diagram.

Below is a summary of our engagement with stockholders following our 2022 annual meeting of stockholders. These discussions have helped ensure that our Board’s decisions are informed by stockholder objectives.

We Reached Out to 24 Stockholders Representing 68% of shares outstanding	We Engaged with Stockholders Representing 46% of shares outstanding	Independent Board Chair Participated in Calls with 17% of shares outstanding representing 50% of total calls

We received feedback on our compensation, corporate governance and ESG practices, which was provided to the relevant committees and the full Board. See the section entitled “Executive Compensation—Compensation Discussion and Analysis—Stockholder Engagement and Evolving Pay Practices” of this Proxy Statement for more information on the feedback we received and how we responded.

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CORPORATE GOVERNANCE AND BOARD MATTERS

The timeline below describes some of the actions the Compensation Committee and Nominating and Corporate Governance Committee have taken in recent years in response to stockholder feedback as well as part of our ongoing evaluation of best practices:

2020

•Enhanced alignment between pay and performance by introducing market-PRSUs that vest based on the Company's TSR relative to the TSR of companies in the Russell 3000 index to NEO long-term equity compensation.
•Nominating and Corporate Governance Committee adopted stock ownership guidelines for all NEOs and non-employee directors.
•Nominating and Corporate Governance Committee adopted a clawback policy that applies to all executive officers.

2021

•Further enhanced alignment between pay and performance by introducing financial PRSUs to long-term equity compensation plan.
•Lengthened the performance period of the market-PRSUs to three years in order to align the interests of NEOs and stockholders over a longer performance period and provide a balance of short-and long-term performance measurement periods.
•Compensation Committee added DE&I goals as a component in determining payout under the bonus plan.

2022

•Compensation Committee increased weighting of DE&I goals in bonus plan and increased achievement required to receive target payout for market-PRSUs.
•Board amended the Company's Certificate of Incorporation and Bylaws to declassify the Board.
•Board amended the Company's Bylaws to implement majority voting for uncontested director elections and implemented a director resignation policy.

2023

•Compensation Committee continued to evolve our executive compensation program in response to stockholder feedback.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Communications with the board of directors.
The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board, any Board committee or any chair of any such committee by mail. To communicate with the Board, the non-management directors, any individual directors or committee of directors, correspondence should be addressed to the Board or any such individual directors or committee of directors by either name or title. All such correspondence should be sent to the Company at 2U, Inc., 7900 Harkins Road, Lanham, Maryland 20706, Attn: Corporate Secretary.
All communications received as set forth above will be opened by the Corporate Secretary who will determine whether the communication should be presented to the Board. The purpose of this screening is to avoid providing the Board communications that are irrelevant or inappropriate (such as advertisements, solicitations and hostile communications). Following this review, if appropriate, the Corporate Secretary will distribute the communication to the Board, the non-management directors, an individual director or committee of directors, as appropriate.
Board of directors policies and processes
Overview.
We are committed to conducting our business in a way that reflects best practices, as well as the highest standards of legal and ethical conduct. We want to be a company of integrity and to be perceived as such by everyone who comes in contact with us. To that end, the Board has approved a comprehensive system of corporate governance documents. These documents meet or exceed the requirements established by the Nasdaq listing standards and by SEC rules and are reviewed periodically and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. These policies embody the principles, policies, processes and practices followed by the Board, executive officers and employees in governing the Company, and serve as a flexible framework for sound corporate governance.
Board meetings and attendance.
During 2022, including both regularly scheduled and special meetings, our Board met a total of 9 times, the Audit Committee met a total of 7 times, the Compensation Committee met a total of 7 times and the Nominating and Corporate Governance Committee met a total of 4 times. During 2022, each of the Company’s directors attended at least 75% of the aggregate of the total number of meetings of the Board that occurred while he or she was serving as a director and the total number of meetings held by any of the committees of the Board on which such director served. During 4 meetings of the Audit Committee, the Audit Committee met privately with the Company’s independent registered public accounting firm.
Director attendance at annual meeting.
Although we do not have a formal policy with respect to directors’ attendance at our annual meeting of stockholders, all directors are encouraged to attend the annual meeting of stockholders. Eight directors of the Company attended our last annual meeting.
Corporate governance guidelines.
We have adopted Corporate Governance Guidelines that address the composition of the Board, criteria for Board membership and other Board governance matters. Our Corporate Governance Guidelines are available on our website at: http://investor.2u.com.
Code of business conduct and ethics for employees, executive officers and directors.
We have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, applicable to all of our employees, executive officers and directors, in accordance with Nasdaq listing standards and applicable SEC rules. The Code of Conduct is available on our website at: http://investor.2u.com. The Nominating and Corporate Governance Committee of our Board is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. Any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed in accordance with Nasdaq listing standards and applicable SEC rules. We intend to satisfy the disclosure requirements under the Securities Exchange Act of 1934 (the "Exchange Act") regarding an amendment to or waiver of a provision of the Code of Conduct by posting such information on our website.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Whistleblower procedures.
In accordance with the Sarbanes-Oxley Act of 2002, we have established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission of concerns regarding such matters. If an individual has a concern regarding questionable accounting, internal accounting controls or auditing matters or the reporting of fraudulent financial information, such individual may report their concern by sending a letter (which may be anonymous at the discretion of the reporting person) to us at our principal executive offices to the attention of the Compliance Officer (as defined in our Whistleblower Policy) or Chair of the Audit Committee. Individual employees may also report their concerns by telephone, email or online (which may be anonymous at the discretion of the reporting person) by using our ethics reporting system. The Audit Committee will be promptly notified of all complaints received that relate to accounting, internal accounting controls, or auditing matters.
Transactions with related parties.
Review and approval of transactions with related parties
All related party transactions are reviewed and, as appropriate, may be approved or ratified by the Audit Committee. If a director is involved in the transaction, he may not participate in any review, approval or ratification of such transaction. Related party transactions are approved by the Audit Committee only if, based on all of the facts and circumstances, they are in, or not inconsistent with, the best interests of the Company and the best interests of our stockholders, as the Audit Committee determines in good faith. The Audit Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
Related person transaction policy
The Company has adopted a written related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances, including, but not limited to:
•the risks, costs and benefits to us;
•the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Certain related person transactions
There have been no transactions since January 1, 2022 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than five percent of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section entitled “Executive Compensation.” For a description of severance arrangements that we have entered into with some of our executive officers, please see the section entitled “Potential Payments Upon Termination of Employment and in Connection with Change of Control Arrangements.”
Director evaluations.
Our Board believes that, as an aspect of its commitment to sound corporate governance, it is important to regularly assess its functioning and to identify opportunities for improvement. Under the direction of our Nominating and Corporate Governance Committee, on an annual basis, each of our directors evaluates the overall Board and the functioning of the Board’s committees. As part of the evaluation, each Board member provides input on topics such as corporate governance issues, Board and committee culture, structure and meeting process, interactions with management and quality and quantity of information provided to the Board. The feedback received is compiled and reviewed by the Nominating and Corporate Governance Chair and the results are discussed with the full Board. Matters that require further assessment or additional follow-up are addressed at future Board or committee meetings, as applicable.
Director compensation
Overview of director compensation program.
Our Board has approved a compensation program for non-employee directors designed to attract, retain and reward qualified directors and align the financial interests of the non-employee directors with those of our stockholders. The Compensation Committee reviews pay levels for non-employee directors on an annual basis with assistance from an independent compensation consultant retained by the Compensation Committee. The compensation consultant conducts a comprehensive assessment of our director compensation program, including a comparative review of our current director compensation program against the same peer group used for executive compensation purposes, which is identified below under the section entitled “Executive Compensation—Compensation Discussion & Analysis—Process for Setting Compensation—Compensation Peer Group”. The Compensation Committee then, based in part on compensation consultant’s report, provides a recommendation to the full Board with respect to our director compensation program. On an annual basis, the full Board approves the non-employee director compensation program. For purposes of our non-employee director compensation program, our year runs from April 1st through March 31st.
Pursuant to this compensation program, non-employee directors are paid an annual retainer fee and granted equity awards for their service on the Board as described below. We reimburse our non-employee directors for their reasonable expenses incurred in attending meetings of our Board and committees thereof. The Board believes that the 2022 compensation program for our non-employee directors attracted, retained and rewarded qualified non-employee directors, consistent with market practices and the demands placed on our Board.
Director compensation program highlights

•Periodic market assessments and analyses by the Compensation Committee's independent compensation consultant.
•Equity makes up a meaningful portion of the non-employee directors' overall compensation mix to align interests with stockholders.
•Reasonable cash retainers for leadership roles and committee membership to recognize additional time commitment.
•Stock ownership guidelines require Board members to hold Company stock equal to three times annual Board member cash retainer.
•No short sales, hedging or pledging of stock ownership positions and transactions involving derivatives of our common stock.
•No additional fees are paid for Board meeting attendance.

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CORPORATE GOVERNANCE AND BOARD MATTERS
2022 director compensation.
In May 2022, upon the recommendation of the Compensation Committee and based on the annual review and assessment of our director compensation program provided by the independent compensation consultant, our Board determined not to make any changes to the director compensation program in effect for 2021. For the compensation year starting on April 1, 2022, our non-employee directors were entitled to receive the following annual compensation for their service on the Board:

Position	Cash or Equity Retainer ($)	Equity Grants ($)
Board Chair	69,000	—
Board Member	55,000	238,000
Audit Committee Chair	25,000	—
Compensation Committee Chair	15,000	—
Nominating and Corporate Governance Committee Chair	11,000	—
Non-Chair Audit Committee Members	12,500	—
Non-Chair Compensation Committee Members	10,000	—
Non-Chair Nominating and Corporate Governance Committee Members	5,000	—
Initial Appointment to Board (One-Time Award)	—	50,000
The following table provides information about the compensation earned for service on our Board by each of our non-employee directors during 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Timothy M. Haley	66,000 (2)	186,115	252,115
Sallie L. Krawcheck	60,000 (3)	186,115	246,115
John M. Larson	70,000 (4)	186,115	256,115
Earl Lewis	67,500 (5)	186,115	253,615
Edward S. Macias	60,000 (3)	186,115	246,115
Paul A. Maeder	136,500 (6)	186,115	322,615
Alexis Maybank	65,000 (9)	186,115	251,115
Gregory K. Peters	67,500 (5)	186,115	253,615
Coretha M. Rushing	65,000 (7)	186,115	251,115
Robert M. Stavis	80,000 (8)	186,115	266,115
(1)The amounts in this column reflect the grant date fair value for stock awards in accordance with ASC Topic 718. The fair value of each stock award is measured based on the closing price of our common stock on the date of grant. These RSU awards vested in a single installment on April 1, 2023.
(2)Consists of 4,909 RSUs in lieu of the $55,000 cash retainer for service as a Board member, representing a grant date fair value of $43,003 and 981 RSUs in lieu of the $11,000 cash retainer for service as Chair of the Nominating and Corporate Governance Committee, representing a grant date fair value of $8,594. These RSU awards vested in a single installment on April 1, 2023.
(3)Consists of 4,909 RSUs in lieu of the $55,000 cash retainer for service as a Board member, representing a grant date fair value of $43,003 and 446 RSUs in lieu of the $5,000 cash retainer for service as a member of the Nominating and Corporate Governance Committee, representing a grant date fair value of $3,907. These RSU awards vested in a single installment on April 1, 2023.
(4)Consists of 4,909 RSUs in lieu of the $55,000 cash retainer for service as a Board member, representing a grant date fair value of $43,003 and 1,339 RSUs in lieu of the $15,000 cash retainer for service as Chair of the Compensation Committee, representing a grant date fair value of $11,730. These RSU awards vested in a single installment on April 1, 2023.
(5)Consists of 4,909 RSUs in lieu of the $55,000 cash retainer for service as a Board member, representing a grant date fair value of $43,003 and 1,115 RSUs in lieu of the $12,500 cash retainer for service as a member of the Audit Committee, representing a grant date fair value of $9,767. These RSU awards vested in a single installment on April 1, 2023.
(6)Consists of 4,909 RSUs in lieu of the $55,000 cash retainer for service as a Board member, representing a grant date fair value of $43,003, 6,159 RSUs in lieu of the $69,000 cash retainer for service as Chair of the Board of Directors, representing a grant date fair value of $53,953, and 1,115 RSUs in lieu of the $12,500 cash retainer for service as a member of the Audit Committee, representing a grant date fair value of $9,767. These RSU awards vested in a single installment on April 1, 2023.
(7)Consists of 4,909 RSUs in lieu of the $55,000 cash retainer for service as a Board member, representing a grant date fair value of $43,003 and 892 RSUs in lieu of the $10,000 cash retainer for service as a member of the Compensation Committee, representing a grant date fair value of $7,814. These RSU awards vested in a single installment on April 1, 2023.

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CORPORATE GOVERNANCE AND BOARD MATTERS
(8)Consists of 4,909 RSUs in lieu of the $55,000 cash retainer for service as a Board member, representing a grant date fair value of $43,003 and 2,231 RSUs in lieu of the $25,000 cash retainer for service as Chair of the Audit Committee, representing a grant date fair value of $19,544. These RSU awards vested in a single installment on April 1, 2023.
(9)Consists of $55,000 cash retainer for service as a Board member and $10,000 cash retainer for service as a member of the Compensation Committee. Ms. Maybank elected to receive these amounts in cash rather than RSUs.
The following table provides information about outstanding stock awards and stock options held by each of our non-employee directors as of December 31, 2022. Prior to 2014, the stock options were granted under our 2008 Stock Incentive Plan (the “2008 Plan”) and, since 2014, have been granted under our Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”). The stock awards were granted under our 2014 Plan.

Name	Stock Awards	Option Awards
Timothy M. Haley	27,136	12,659
Sallie L. Krawcheck	26,601	42,009
John M. Larson	27,494	24,398
Earl Lewis	27,270	42,009
Edward S. Macias	26,601	19,133
Paul A. Maeder	33,429	24,398
Alexis Maybank	21,246	5,284
Gregory K. Peters	27,270	5,788
Coretha M. Rushing	27,047	12,696
Robert M. Stavis	28,386	24,398
Director stock ownership guidelines.

Our Board believes that our non-employee directors and executive officers should hold a meaningful financial stake in the Company in order to further align their interests with those of our stockholders. To promote this belief, In April 2020, the Nominating and Corporate Governance Committee adopted stock ownership guidelines for our non-employee directors. Within five years from becoming subject to the guidelines our non-employee directors are required to own shares of our common stock with a value at least equal to three times of their annual cash retainer, excluding any fees for serving as Chair of the Board or serving as Chair of a committee or member of the Audit Committee.

Stock ownership requirement for non-employee directors:
3x annual cash retainer

Shares counted towards meeting the ownership guidelines include (i) shares owned directly or indirectly, (ii) shares held by a qualifying trust, (iii) shares held by a 401(k) plan or other qualified pension or profit-sharing plan for the benefit of the non-employee director and (iv) shares underlying vested restricted stock units where settlement of such shares has been deferred. Each non-employee director remains subject to the stock ownership guidelines as long as they remain in their role. Exceptions to the guidelines may be made in the case of extraordinary circumstances, such as personal hardship, in the Nominating and Corporate Governance Committee’s sole discretion.
See the section entitled "Executive Compensation—Compensation Discussion and Analysis—Other Compensation Policies" for information about the guidelines applicable to our executive officers.

2023 Proxy Statement	37

Our executive officers.
Executive officers
The following table sets forth information concerning our current executive officers, including their age, as of April 1, 2023:

Name	Age	Position
Christopher J. Paucek	52	Chief Executive Officer and Director
Paul S. Lalljie	50	Chief Financial Officer
Matthew J. Norden	41	Chief Legal Officer
Harsha Mokkarala	43	Chief Revenue Officer
Current executive officer biographies

CHRISTOPHER J. PAUCEK See biography of Christopher J. Paucek in the section entitled “Corporate Governance and Board Matters—The Board of Directors."

PAUL S. LALLJIE
Paul S. Lalljie has served as our Chief Financial Officer since October 2019. Prior to that, he served as Chief Financial Officer for Neustar, Inc. from June 2009 to February 2018. From February 2000 until his appointment as Chief Financial Officer, Mr. Lalljie held various leadership positions at Neustar, Inc., including Senior Vice President, Interim Chief Financial Officer and Treasurer, Vice President, Financial Planning & Analysis, and Vice President, Finance and Investor Relations.

MATTHEW J. NORDEN
Mr. Norden has served as our Chief Legal Officer since December 2019 and previously served as Co-General Counsel from August 2017 to December 2019, Deputy General Counsel from November 2014 to August 2017 and as Associate General Counsel from September 2013 to November 2014. From June 2010 to September 2013, Mr. Norden served as Vice President and General Counsel of TOMS Shoes. Prior to that, he was an associate at the law firm Skadden, Arps, Slate, Meagher and Flom, LLP. Mr. Norden holds a B.A. in Psychology from The George Washington University, a J.D. from Georgetown University Law Center and an M.B.A. from the Kenan-Flagler Business School of the University of North Carolina at Chapel Hill.

HARSHA MOKKARALA
Mr. Mokkarala has served as our Chief Revenue Officer since July 2022 and previously served as Chief Data Scientist from September 2020 to July 2022 and as Chief Revenue Officer from April 2018 to September 2020. From April 2016 until his appointment as Chief Revenue Officer in 2018, he served as our Chief Marketing Officer. Mr. Mokkarala joined the Company in September 2013 to lead our data driven marketing function. From 2004 to 2013, Mr. Mokkarala held various roles at Capital One in digital marketing and ultimately managed all facets of online marketing for Capital One's credit card acquisitions group. Mr. Mokkarala has over 12 years of experience in data driven online marketing. He holds an M.S. in Computer Engineering from the University of Wisconsin, Madison.

38

Executive compensation.

Proposal two
Advisory vote to approve the company’s executive compensation
The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act require a separate, nonbinding “Say-on-Pay” stockholder vote to approve the compensation of Named Executive Officers. The Board currently intends to hold this vote annually, and the next such vote is expected to occur at the 2024 annual meeting of stockholders. The compensation paid to our Named Executive Officers and the Company’s overall executive compensation policies and procedures are described in the “Compensation Discussion and Analysis” and the tabular disclosure (together with the accompanying narrative disclosure) in this Proxy Statement.
This proposal gives you, as a stockholder, the opportunity to endorse or not endorse the compensation paid to the Company’s Named Executive Officers through the following resolution:
“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis section and the tabular disclosure regarding Named Executive Officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement.”
Because your vote is advisory, it will not be binding upon the Board and may not be construed as overruling any decision by the Board. However, the Compensation Committee will consider the outcome of the vote when evaluating the effectiveness of our compensation policies and procedures and in connection with its future executive compensation determinations.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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EXECUTIVE COMPENSATION
Compensation discussion and analysis
This Compensation Discussion and Analysis provides an overview of the material components of our executive compensation program during fiscal year 2022:

CHRISTOPHER J. PAUCEK	PAUL S. LALLJIE	MATTHEW J. NORDEN	HARSHA MOKKARALA	MARK J. CHERNIS
our Chief Executive Officer and Director	our Chief Financial Officer	our Chief Legal Officer	our Chief Revenue Officer	our former Chief Operating Officer
We refer to these individuals collectively in this Compensation Discussion and Analysis and the accompanying compensation tables as our Named Executive Officers or NEOs. The compensation provided to our NEOs for fiscal year 2022 is set forth in detail in the Summary Compensation Table and other tables that follow this section, as well as the accompanying footnotes and narratives relating to those tables. Mr. Chernis resigned from his position of Chief Operating Officer effective as of October 3, 2022 and we entered into a consulting and separation agreement with him pursuant to which he continues to provide consulting services to us until January 3, 2024. Mr. Mokkarala was appointed Chief Revenue Officer of the Company as of July 28, 2022.
This section also discusses our executive compensation philosophy, objectives and design; how and why the Compensation Committee of our Board arrived at the specific compensation policies and decisions involving our NEOs during fiscal year 2022; the role of our independent compensation consultant; and the peer group used in evaluating executive officer compensation.
This Compensation Discussion and Analysis contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation plans and arrangements. The actual compensation plans and arrangements that we adopt may differ materially from currently anticipated plans and arrangements as summarized in this Compensation Discussion and Analysis.

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EXECUTIVE COMPENSATION
Executive summary.
2022 strategic overview and business highlights
In mid-2022 the Company embarked on a strategic realignment plan designed to accelerate the Company's transition to a platform company under the edX brand. Today we are one of the world's leading online learning platforms due to the strength and reach of the edX brand, our comprehensive scope offerings — ranging from free courses to doctorate degrees — program and portfolio marketing expertise and robust student and faculty services. The Company's 2022 financial and business results reflected significant improvements across the business as a result of implementation of this strategic realignment plan and highlight the progress towards our goal to drive towards profitability and positive free cash flow.
Financial, Business and Student Outcomes Highlights

Financial Highlights	Business Highlights	Outcomes Highlights

Delivered net loss of $322M and adjusted EBITDA(3) of $125M	Adopted new, more efficient marketing framework	97% of alumni of 2U-powered graduate programs reported positive career outcomes[1]

Revenue per full-time employee increased 18%	Generated approximately 37% of organic leads from edX in second half of 2022	Launched 12 new micro-credentials, giving students an affordable pathway to a master's degree

Delivered net cash provided by operating activities of $10.9M and positive unlevered free cash flow(3) of $11.5M	Launched a new, flexible degree model allowing partners to select certain value-added services in addition to a core bundle of services at a corresponding revenue share	Celebrated 50K degree program graduates and 68K boot camp graduates

Alternative Credential Segment revenue increased 11% year-over-year	6M new registered learners on edX	$11K median salary increase for graduates of our boot camps[2]

(1)Based on 2020 Gallup survey of alumni of 2U partners' online graduate degree programs.
(2)Based on 2021 Gallup survey of alumni of 2U partners' online boot camps.
(3)Adjusted EBITDA and unlevered free cash flow are non-GAAP measures. Refer to the appendix for a reconciliation to the most directly comparable GAAP measure.

Stockholder engagement and evolving pay practices
Listening to Stockholders in Response to our Say-on-Pay Vote - Stockholder Outreach
The Compensation Committee acknowledged and was disappointed by the low support received for our Say-on-Pay vote of 33% at the 2022 annual meeting. This was significantly lower than the vote support of approximately 95% and 98%, respectively, that we received at our annual meetings in 2021 and 2020. The Compensation Committee and full Board take our Say-on-Pay vote results very seriously, and in light of the result, conducted comprehensive stockholder outreach to better understand our investors' perspectives that drove this outcome and inform our Board's decision making process. Members of our executive team including the Chief Financial Officer, Chief Legal Officer and Corporate Secretary participated in these conversations as well as the Chair of our Board in select meetings. We value our stockholders’ opinions and feedback and are committed to maintaining an active dialogue to understand their priorities and concerns.

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EXECUTIVE COMPENSATION

Addressing the 2022 Say-on-Pay Vote - Board Responsiveness
Over the course of 8 meetings with our institutional stockholders, we shared an overview of our business strategy and recent performance, executive compensation program, corporate governance and ESG matters. During these discussions, we also invited stockholders to share their perspectives on these topics, including their rationale for their Say-on-Pay vote and their expectations for the compensation program going forward. We heard from stockholders that they generally viewed the evolution of our executive compensation program as consistent with our strategy and pay for performance philosophy. Key feedback we received from our stockholders relating to our executive compensation program and our responses, including changes to our annual and long-term incentive compensation programs, is described in the chart below.

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EXECUTIVE COMPENSATION

Area of Focus	What We Heard From Stockholders	How We Responded

Overlapping Performance Metrics	•Indicated a preference for differentiated performance metrics in our bonus plan and the financial-PRSU component of our long-term incentive compensation program.	•Implemented distinct performance metrics in the bonus plan and financial-PRSU component of the long-term incentive compensation program for 2023.
Pay for Performance
•Appreciated that NEO compensation is highly at-risk or performance-based. However, due to the decline in the Company's stock price during 2021, some stockholders continued to believe that there was not sufficient pay-for-performance alignment.
•Noted that the percentage of performance-based equity compensation for NEOs was reduced from 75% in 2020 to 50% in 2021 and indicated that 50% or higher was generally acceptable.

•Reduced the size of equity grant values at all levels of the organization.
•Increased the percentage of 2023 equity compensation that is performance-based from 50% to 55%.
•Lowered the maximum upside opportunity of the 2023 financial-PRSUs from 200% to 150%.

Performance Periods for Financial-PRSUs	•Sought to understand why the Company uses one-year performance periods for the financial-PRSUs while requiring a full 3 years for vesting.
•Added disclosure (p. 55) regarding rationale for the one-year performance periods for financial-PRSUs, which relates to the difficulty in setting longer term targets given the acquisitions we have made in recent years.

Relative TSR PRSUs
•Requested a cap on payouts related to relative TSR where Company absolute TSR is negative.
•Indicated a preference for requiring above median performance in order to receive the target payout for market-PRSUs based on relative TSR.

•For 2023, the relative TSR modifier is capped when absolute Company TSR is negative, regardless of relative TSR performance.
•Required above-median relative TSR performance to earn target payout for the market-PRSUs granted in 2022.

DE&I Goals in Bonus Plan
•Expressed support for integrating DE&I metrics with a preference for specific and quantitative metrics.
•Recommended adding additional disclosure regarding our specific DE&I goals and performance against those goals.

•Included DE&I goals for the 2022 and 2023 bonus plan that are specific and quantitative.
•Enhanced our disclosure around the DE&I goals for the 2022 bonus plan to provide more details on the specific metrics, weighting and performance (p. 53).

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EXECUTIVE COMPENSATION
2023 compensation program design changes
In the first quarter of 2023, the Compensation Committee conducted its annual review of the Company's executive compensation program and made fiscal 2023 compensation decisions for our NEOs, as set forth below. In making these decisions, the Compensation Committee considered, among other factors, feedback from our stockholders, including in response to our 2022 Say-on-Pay vote as described above, pay levels of our NEOs relative to peers, the performance of each NEO, the criticality of each NEO role to the Company's strategy and the Company's need to retain NEOs at a critical time for the Company and in a competitive market for experienced executives.

Base Salary	•No increases to NEO base salaries as part of annual executive compensation review.
Bonus
•No increases to NEO target bonus opportunity as part of annual executive compensation review, other than minor adjustments for internal pay equity.
•Adopted a bonus plan that aligns NEO's short-term incentive opportunity with the Company's focus on improving profitability, with performance based on achievement of adjusted EBITDA targets. In response to stockholder feedback regarding overlapping metrics and to align with the Company's strategic priorities, the Compensation Committee removed the revenue metric in the bonus plan. The bonus plan provides for no bonus payout unless a threshold level of adjusted EBITDA is achieved and over-performance is capped. Achievement of specific and quantifiable DE&I goals accounts for 6% of bonus achievement only if minimum adjusted EBITDA threshold is met and no over-performance is possible for DE&I goals.

Long-Term Incentive Compensation
•No increases to the value of NEO's long-term equity compensation as part of annual executive compensation review.
•Approved a long-term equity compensation program for NEOs that aligns the interests of NEOs and stockholders over a three-year period and provides a balance of short and long-term performance measurement periods.
•Increased the percentage of equity compensation in long-term equity compensation program that is performance-based, with 55% of the equity award comprised of financial-PRSUs vesting at the end of three annual performance periods and 45% of the equity award comprised of time-based RSUs that vest quarterly over three years.
•PRSU achievement is based on rigorous adjusted net income targets with achievement capped at 130% and a modifier that can impact achievement positively or negatively by 20% based on the Company's TSR relative to the companies in the Russell 3000 index. The TSR modifier is capped where absolute Company TSR is negative regardless of the Company's relative TSR performance.

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EXECUTIVE COMPENSATION
2022 executive compensation program highlights
Consistent with our general compensation philosophy, we strive to provide a compensation package to each NEO that is competitive, rewards achievement of our business objectives, and aligns the interests of our NEOs with our stockholders. Our 2022 compensation actions and decisions reflect the Company's pay-for-performance philosophy. The Compensation Committee took the following key actions with regard to our executive compensation program for fiscal 2022:

Base Salary	•No increases to NEO base salaries as part of annual executive compensation review.
Bonus
•No increases to NEO target bonus opportunity as part of annual executive compensation review.
•2022 Bonus Plan aligned NEOs' bonus opportunity with the Company's focus on profitable revenue growth, providing for no payout unless threshold levels of both revenue and adjusted EBITDA performance were achieved. Achievement of specific and quantifiable DE&I goals accounts for 6% of bonus achievement only if minimum revenue and adjusted EBITDA thresholds are met and no over-performance is possible for DE&I goals.
•Consistent with the 2022 Bonus Plan, NEOs received no bonus payout for 2022 because threshold revenue performance was not achieved.

Long-Term Incentive Compensation
•No increases to the value of NEO's long-term equity compensation as part of annual executive compensation review.
•NEO long-term equity compensation program aligns the interests of NEOs and stockholders over a three-year period and provides a balance of short and long-term performance measurement periods. NEO equity awards are comprised 25% of market-PRSUs that cliff vest at the end of a three-year performance period based on the Company's TSR relative to the companies that comprise the Russell 3000 Index, 25% of financial-PRSUs that cliff vest at the end of all three performance periods based on achievement of revenue and adjusted net income targets measured over three one-year performance periods and 50% of time-based RSUs that vest quarterly over three years.

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EXECUTIVE COMPENSATION
How 2022 performance affected at-risk compensation
Strong alignment between pay and performance
As detailed further below, the cornerstone of our compensation philosophy is pay-for-performance. The tables below provide information regarding how we performed against the performance measures relevant for the variable components of our executive compensation program. For more information regarding each component of compensation and our performance with respect to targets, see the sections entitled "Compensation of our Named Executive Officers—Performance-Based Annual Bonuses" and "Compensation of Our Named Executive Officers—Long-Term Incentive Compensation" of the Compensation Discussion & Analysis.

2022 Bonus Plan

	Threshold	Target	Maximum	Achievement
Revenue
Adj. EBITDA
DE&I

Financial PRSUs

	Threshold	Target	Maximum	Achievement
Revenue
Adj. Net Income

Market PRSUs

	Threshold	Target	Maximum	Achievement
Relative TSR

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EXECUTIVE COMPENSATION
Executive compensation best practices
We endeavor to maintain good governance standards in our executive compensation policies and practices. Below is a summary of the executive compensation practices we have implemented to help drive executive performance, as well as practices we have chosen not to implement because we believe such practices do not support our stockholders’ long-term interests.

What we do.	Emphasize Pay-for-Performance – A significant portion of NEO compensation is “at-risk” based on Company performance, to align the interests of our NEOs and stockholders.
Annual “Say-on-Pay” Vote – We conduct our “say-on-pay” vote annually to allow our stockholders to provide their direct input on our executive compensation program, policies and practices.
Compensation Recovery (“Clawback”) Policy – We maintain a “clawback” policy for the recovery of incentive cash and equity compensation, in the event of a financial restatement.
Independent Compensation Consultant – Our Compensation Committee directly retains an independent compensation consultant.
Use Double-Trigger Change in Control Provisions – Our time-based equity awards contain a “double-trigger” payment provision in connection with a change in control.

Annual Executive Compensation Review – The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group.

Avoid Undue Risk-Taking – Our compensation policies and practices are designed to discourage risks that are reasonably likely to have a material adverse effect.
Director and NEO Stock Ownership Guidelines – All of our NEOs and non-employee directors are subject to robust stock ownership guidelines.
Limited Perquisites – We provide limited perquisites or other personal benefits to our NEOs.

What we don’t do.	No Hedging or Pledging – We prohibit margin, hedging, pledging or other similar transactions in our securities.
No Excise Tax Gross-Ups – We do not provide our NEOs with tax gross-ups for change in control related excise tax payments.
No Special Welfare or Health Benefits – Our NEOs participate in broad-based Company-sponsored health and welfare benefit programs on the same basis as our other full-time, salaried employees.
No Guaranteed Compensation Increases – We do not provide automatic or pre-scheduled increases in base salary for NEOs.
No Guaranteed Bonuses – We do not provide guaranteed bonuses for NEOs.

Compensation of our named executive officers.
Compensation philosophy and objectives
We operate in a highly fragmented, rapidly evolving and competitive market, and we believe that our ability to compete and succeed in this environment is directly correlated to our ability to recruit, incentivize and retain skilled teams in technology, content development, marketing and other business areas. The market for skilled personnel in the technology industry is highly competitive. Further, our senior management team is heavily involved in the identification and sales process for new university clients, and their expertise is critical in navigating the complex approval processes of large nonprofit colleges and universities. Our compensation program is designed to attract and retain talented individuals who possess the skills necessary to create long-term value for our stockholders, grow our business while maintaining our dedicated focus on quality, and assist in the achievement of our strategic goals.

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EXECUTIVE COMPENSATION
The key elements of our total compensation philosophy include the following:

Pay-for-Performance	Attract, Motivate and Retain Top Talent
•A significant portion of the annual compensation of our NEOs should vary with annual business performance and each individual’s contribution to that performance.	•Provide market-competitive compensation and employee benefits that allow us to hire and retain high-caliber individuals at all levels.

Align Interests with Stockholders	Transparency and Consistency
•Align the interests of NEOs and stockholders through the risks and rewards of ownership of our common stock.	•Provide an equitable framework for making compensation decisions and use clear financial metrics to enhance transparency and facilitate communication of compensation decisions.

Fiscal 2022 compensation details
Our executive compensation program is designed to reflect our compensation philosophy and typically consists of three components: base salary, annual cash bonus opportunity and long-term incentive awards. Consistent with our compensation philosophy, the target total direct compensation pay mix of our CEO and other NEOs for has been heavily weighted towards at-risk compensation.

2022 CEO PAY MIX	2022 AVERAGE NEO PAY MIX

7%
Base Salary
7%
Bonus
43%
Performance
Restricted
Stock Units
43%
Restricted
Stock Units
Compensation at Risk: 93%

11%
Base Salary
10%
Bonus
42%
Restricted Stock Units
37%
Performance Restricted Stock Units
Compensation at Risk: 89%

What is "Total Direct Compensation"?
In making annual pay decisions, including when reviewing competitive market data, the Compensation Committee focuses on "total direct compensation", which includes the three components described above - target base salary, target bonus and the target value of long-term incentive awards. In contrast, the Summary Compensation Table (on page 64), reflects earned base pay, actual bonus payout and the value of equity awards calculated as noted below.

How equity award treatment varies The SEC rules require equity awards to be reported in the Summary Compensation Table with a different valuation methodology than we use for total direct compensation

Total Direct Compensation	Includes the target value of the equity awards approved by the Compensation Committee and awarded in 2022, regardless of when the performance measures were set.

Summary Compensation Table	Includes the grant date fair value of all equity awards for which the Compensation Committee set performance metrics in 2022, regardless of the year the equity awards were legally granted.

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EXECUTIVE COMPENSATION
The table below summarizes how the various components of our executive compensation program are designed to achieve our compensation objectives:

Compensation Element	2022 Target Total Direct Compensation
	CEO	Other NEOs	Objective	Metrics	2022 Structure

Base Salary			Reward individual contributions and compensate executives for day-to-day responsibilities	Performance, experience and criticality of role	Fixed cash compensation

Annual Performance-Based Bonus			Drive targeted business goals as measured by financial and diversity metrics	Revenue and adjusted EBITDA (94%) DE&I Goals (6%)	Minimum achievement of revenue and adjusted EBITDA metrics required for funding; maximum payout is capped

Long-Term Incentive Compensation
Performance Restricted Stock Units (TSR)			Motivate executives to achieve stock price appreciation; provides retention incentive	Relative TSR (Russell 3000)	25% of annual equity award; cliff vests based on relative TSR over a three year period

Performance Restricted Stock Units (Financial)			Motivate executives to achieve key strategic financial objectives; provides retention incentive	Adjusted net income (50%) Revenue (50%)	25% of annual equity award; cliff vests at the end of all three annual performance periods based on achievement of revenue and adjusted net income targets over three one-year periods

Time-Based Restricted Stock Units			Encourage executive stock ownership and stockholder-alignment; provides retention incentive	Time-based vesting	50% of annual equity award; vests quarterly over three years
Base salary
We provide base salaries to our NEOs and other employees to compensate them for services rendered day-to-day during the year and provide a level of stable fixed compensation. Each NEO’s base salary is reviewed annually, as well as at the time of a promotion or other change in responsibilities. We generally do not apply specific formulas to determine changes in base salary. Rather, our Compensation Committee oversees the review of base salaries for our NEOs and makes adjustments as it determines to be reasonable and necessary based on the factors set forth in the section entitled “Process for Setting Compensation—Role of Compensation Committee”.

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EXECUTIVE COMPENSATION
In February 2022, in connection with its annual review of our executive compensation program, the Compensation Committee set the annual base salaries for our NEOs (other than Mr. Mokkarala, who was promoted to Chief Revenue Officer in mid-2022) and determined not to change the annual base salaries in effect in 2021 for these NEOs. In June 2022, the Compensation Committee reviewed Mr. Mokkarala's base salary and determined to increase his base salary upon his promotion to Chief Revenue Officer, due to the increased scope of his role to include marketing and platform revenue in addition to data science. Our Compensation Committee based these decisions on various factors, including review of the market data analysis provided by the independent compensation consultant, individual performance and contribution to the Company, level of experience and responsibilities, criticality and uniqueness of roles, and the recommendation of the CEO (other than with respect to his own base salary). The table below sets forth the annualized base salaries for our NEOs for 2022:

Named Executive Officer	2022 Base Salary ($)		2021 Base Salary ($)		Percentage Increase
Christopher J. Paucek	750,000		750,000		0%
Paul S. Lalljie	550,000		550,000		0%
Matthew J. Norden	435,000		435,000		0%
Harsha Mokkarala	435,000	(1)	—	(1)	—	(1)
Mark J. Chernis	550,000	(2)	550,000		0%
(1)Mr. Mokkarala was promoted to Chief Revenue Officer in July 2022, at which time his annual base salary was increased from $401,700 to $435,000.
(2)Mr. Chernis resigned from the position of Chief Operating Officer effective as of October 3, 2022.
Performance-based annual bonuses
We use performance-based annual cash bonuses to motivate our employees, including our NEOs, to achieve our short-term financial and operational objectives while making progress towards our longer-term goals. Each NEO’s target bonus percentage is reviewed annually, as well as at the time of a promotion or other change in responsibilities. At the beginning of each year, the Compensation Committee determines the structure of the annual cash bonus plan for the year and sets the target bonus opportunities for each NEO based on the factors set forth in “Process for Setting Compensation—Role of Compensation Committee”.
2022 bonus plan – target bonus opportunities
In February 2022, in connection with its annual review of our executive compensation program, the Compensation Committee reviewed the target annual bonus opportunities for each NEO (other than Mr. Mokkarala, who was promoted to Chief Revenue Officer in mid-2022) and determined not to make any changes to the target bonus percentages that were in effect for 2021 for these NEOs. In June 2022, the Compensation Committee reviewed Mr. Mokkarala's target bonus percentage and determined not to make any change to the target bonus in effect for Mr. Mokkarala in connection with his promotion to Chief Revenue Officer. The Compensation Committee based these decisions on various factors, including review of the market data analysis provided by the independent compensation consultant and the recommendation of the CEO (other than with respect to his own target bonus opportunity).
Under the bonus plan in effect for 2022 (“2022 Bonus Plan”), the target annual bonus opportunity of each NEO was as follows:

Named Executive Officer	2022 Eligible Base Compensation ($)	Target Bonus Percentage	Target Bonus Payout ($)	Percentage Increase
Christopher J. Paucek	750,000	115%	862,500	0%
Paul S. Lalljie	550,000	100%	550,000	0%
Matthew J. Norden	435,000	70%	304,500	0%
Harsha Mokkarala	435,000	60%	261,000	—	(1)
Mark J. Chernis	550,000	100%	550,000	0%	(2)
(1)    Mr. Mokkarala was promoted to Chief Revenue Officer in July 2022.
(2)    Mr. Chernis resigned from the position of Chief Operating Officer effective as of October 3, 2022.
2022 bonus plan – structure
At the beginning of each fiscal year, the Compensation Committee determines the structure of the annual cash bonus plan, including which performance measures should be used and the correlation between achievement levels for each

50

EXECUTIVE COMPENSATION
performance measure and bonus funding. For the 2022 Bonus Plan, the Compensation Committee selected revenue and adjusted EBITDA, each measured on a consolidated basis, and for employees at least at the level of vice president and above, including our NEOs, diversity, equity and inclusion ("DE&I") goals.

Financial Performance		Diversity

Revenue	Adjusted EBITDA	DE&I

94%		6%[1]
(1)    DE&I goals only become applicable if the threshold revenue and adjusted EBITDA levels are achieved.
The Compensation Committee selected adjusted EBITDA and revenue as the primary performance measures for the 2022 Bonus Plan because the Compensation Committee believed these measures would align NEO bonus opportunity with the Company's focus on profitable revenue growth. The Compensation Committee also included DE&I metrics in the 2022 Bonus Plan in furtherance of the Company's diversity, equity and inclusion goals.

Bonus Plan	Our Rationale
Adjusted EBITDA Metric	Use of adjusted EBITDA focuses NEOs on profitable growth and introduces another profitability measure that differs from adjusted net income used in the financial-PRSU component of the long-term incentive compensation program.

Revenue Metric	Use of revenue as a performance metric in both our 2022 Bonus Plan as well as the financial-PRSU component of our long-term incentive compensation program underscored the importance of top-line growth, which was a key Company objective in 2022 at the time the Compensation Committee set the 2022 Bonus Plan performance measures.

DE&I Metric	Use of DE&I goals incentivize NEOs to make measurable progress against diversity, equity and inclusion goals. DE&I goals are quantitative and can only reduce the payout under the bonus plan.
The target levels for the revenue and adjusted EBITDA performance measures were based on our 2022 goals and were set at levels necessary to provide a competitive overall compensation package and to motivate employees to achieve aggressive growth and profitability targets. The target for the revenue performance measure was set at over $134 million higher than actual revenue for fiscal 2021 and the target for the adjusted EBITDA performance measure was set at approximately $18 million higher than actual adjusted EBITDA in 2021. The targets for the diversity, equity and inclusion measure were based on our 2022 goals for workforce diversity, DE&I training participation and employee engagement survey results regarding diversity as described in more detail below. The Compensation Committee believed all of these targets were achievable, but appropriately challenging, based on market climate and internal forecasting. The Compensation Committee retained discretion to make appropriate adjustments to the 2022 Bonus Plan, positively or negatively, based on additional considerations or extraordinary events.
Payout under the 2022 Bonus Plan was contingent on achievement of a minimum performance level of 93% of target for each of the revenue and adjusted EBITDA performance measures and achievement was capped at a maximum performance level of 107% of target for each financial performance measure and 100% for the diversity measure. The table below describes how over and underperformance for each financial measure impacts bonus funding:

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EXECUTIVE COMPENSATION

REVENUE

Revenue: For every 1% shortfall, bonus funding decreases by 6%. Adj. EBITDA: For every 1% over-achievement, bonus funding increases 1.5%.
   Revenue: For every 1% over-achievement up to 102.9%, bonus funding increases by 3%. For every 1% over-achievement at or above 103%, bonus funding increases 5%.
   Adj. EBITDA: For every 1% over-achievement, bonus funding increases 1.5%.

Revenue: For every 1% shortfall, the bonus pool decreases by 6%. Adj. EBITDA: For every 1% shortfall, bonus funding decreases by 1%.	Revenue: For every 1% over-achievement, bonus funding increases by 2%. Adj. EBITDA: For every 1% shortfall, bonus funding decreases by 1%.
2022 bonus plan – achievement and payout
The achievement levels for each financial performance measure necessary for achievement at the threshold, target or maximum level and the corresponding actual results and achievement percentages were as follows:

		Plan ($)
Performance Metric (1)	Threshold (2) (93% of Target)	Target	Maximum (107% of Target)	Actual Results ($)	Achievement
Revenue	1,004.9	1,080.5	1,156.1	963.1	89%
Adjusted EBITDA (3)	78.6	84.5	90.4	125.1	148%
Bonus Funding					0%
(1)Dollars are in millions.
(2)Bonus pool funds at 0% if Company performance against either the revenue or adjusted EBITDA target falls below 93% of the target.
(3)Adjusted EBITDA, a non-GAAP measure, is defined as net income or net loss, as applicable, before net interest income (expense), other income (expense), net, taxes, depreciation and amortization expense, transaction expense, integration expense, restructuring-related expense, shareholder activism expense, certain litigation-related expense, consisting of fees for certain non-ordinary course litigation and other proceedings, impairment charges, losses on debt extinguishment and stock-based compensation expense.
The achievement levels for the DE&I goals did not impact the bonus payout because the DE&I goals are only relevant where the threshold performance levels for revenue and adjusted EBITDA are met. Nonetheless, the DE&I goals and achievement levels based on human resources system data for 2022 were as follows:

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EXECUTIVE COMPENSATION

DE&I Topic	Weight	Goal	Rationale	Achievement
Workforce Diversity	1.5%	•75% of open positions to have diverse candidate slates (at least 25% diverse candidates)	•Increase diversity candidate slates for Director level and above open positions	Did not achieve
Workforce Diversity	1.5%	•Increase number of diverse hires at director level and above compared to 2021	•Increase diverse hires at Director level and above	Achieved
DE&I Allyship Training	1.5%	•95% completion rate of allyship training for all people managers employed over 120 days in 2022	•Promote continuous DE&I learning	Achieved
Inclusive Workplace	1.5%	•Increase score on inclusive workplace questions in Employee Engagement Survey as compared to 2021	•Increase employee sentiment regarding inclusive workplace	Did not achieve
In February 2023, the Compensation Committee determined that the no payout was earned under the 2022 Bonus Plan because the Company's performance against the revenue measure fell below the threshold performance level required. Although the Company's performance against the target for the adjusted EBITDA measure was 148% and performance against the DE&I targets was 50%, no partial bonus payout was provided because under the terms of the 2022 Bonus Plan, the achievement of the threshold performance levels for revenue and adjusted EBITDA are required for any funding.

Named Executive Officer	Bonus Payout ($)	% of Target Bonus
Christopher J. Paucek	0	0%
Paul S. Lalljie	0	0%
Matthew J. Norden	0	0%
Harsha Mokkarala	0	0%
Mark J. Chernis	0	0%
Long-term incentive compensation
We use long-term incentive compensation in the form of equity awards to align the interests of our employees, including our NEOs, with the interests of our stockholders. We believe that if our employees own shares of our common stock in amounts that are significant to them, they will have a strong incentive to act to maximize long-term stockholder value. Prior to 2020, we relied on options to purchase shares of our common stock and RSUs as the principal vehicles for delivering long-term incentive compensation opportunities to our NEOs. Starting in 2020, we began evolving our equity compensation program in response to stockholder feedback that a larger portion of our equity awards be tied to performance metrics, by adding PRSUs based on relative TSR as well as financial performance metrics. The chart below illustrates the evolution of our long-term incentive compensation design through Fiscal 2023:

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EXECUTIVE COMPENSATION

Fiscal 2015–2019
Fiscal 2020
Fiscal 2021–2022
Fiscal 2023
Link to compensation philosophy
Options = 50%
RSUs = 50%
mPRSUs = 75%
Payout range: 0–200%
Performance: Relative TSR
RSUs = 25%
mPRSUs = 25%
Payout range: 0–200%
Performance: Relative TSR
fPRSUs = 25%
Payout range: 0–200%
Performance: Adjusted net income and revenue
RSUs = 50%
fPRSUs = 55% (with mPRSU modifier)
Payout range: 0–150%
Performance: adjusted net income. Relative TSR modifier can increase or decrease achievement by 20%
RSUs = 45%
• Directly links NEO compensation to Company performance
• Promotes retention
• Aligns NEO interest with stockholders
• Promotes retention

*Weightings are at target performance level; the actual mix of equity will vary with PRSU achievement.
In 2022, NEO's equity awards were comprised of RSUs and PRSUs. We believe that RSUs offer predictable value delivery and promote retention of our executive officers while aligning their interests with the long-term interests of our stockholders in a manner consistent with competitive market practices. We believe that PRSUs directly link a significant portion of our executive officers’ target total direct compensation to our financial and stock price performance based on the achievement of pre-established measures. Together, RSUs and PRSUs are important tools to motivate and retain our highly valuable NEOs, since the value of the awards is delivered over a three-year period, subject to their continued service.
In determining the size of the equity grant awarded to our NEOs, the Compensation Committee considers the factors set forth in the section entitled “Process for Setting Compensation—Role of Compensation Committee”. The Compensation Committee also considers the dilutive effect of our long-term incentive compensation practices, and the overall impact that these equity awards, as well as awards to other employees, will have on stockholder value. The Compensation Committee also applies its subjective judgment to determine the appropriate size of each NEO’s equity award.
The size of the annual equity grant awarded to each NEO was based on a target dollar value. The number of PRSUs and RSUs awarded to each NEO was calculated by dividing the appropriate portion of the total dollar value consisting of PRSUs or RSUs, as applicable, by the 30 day average closing stock price of our common stock on the grant date.

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EXECUTIVE COMPENSATION
2022 equity awards
2022 equity awards - structure
In 2022, our NEOs' annual equity awards were comprised of 50% PRSUs and 50% RSUs.
The RSUs vest in equal quarterly installments over a three year period. The market-PRSUs are eligible to vest, if at all, based on the Company’s relative TSR as compared to the TSR of the companies that comprise the Russell 3000 Index, as measured over one three-year performance period commencing on January 1, 2022. At the end of the performance period, the number of market-PRSUs that vest will be determined based on the Company’s relative TSR, applying a multiplier based on a framework set by the Compensation Committee. The table below sets forth the award multiplier framework applicable to the market-PRSUs granted in March 2022, with performance between any of the following levels interpolated on a straight-line basis:

2U TSR Compared to Index	Award Multiplier
< 25th percentile	0%
25th percentile	50%
55th percentile	100%
75th percentile	157%
90th percentile	200%
For the financial-PRSUs, the Compensation Committee selected revenue and adjusted net income as the financial metrics to incentivize NEOs to drive the Company's strategic objective of balancing top-line growth and profitability of operations. The financial-PRSUs vest based on achievement against metrics as measured over three one-year performance periods, with vesting at the end of all performance periods. This structure balances the difficulty of setting reasonable longer-term targets with a desire for financial-PRSUs to have a longer-term retention incentive. While the Compensation Committee understands the benefit of a longer performance period for the financial-PRSUs, it has been difficult to set longer term targets in recent years due to the significant changes in the Company's business due to acquisitions. The Compensation Committee will continue to consider moving towards longer-term performance periods at the appropriate business stage.

Financial PRSUs	Our Rationale
Adjusted Net Income Metric	Use of adjusted net income focuses NEOs on profitable growth and introduces another profitability measure that differs from adjusted EBITDA used in the 2022 Bonus Plan.
Revenue Metric	Use of revenue as a performance metric in both our 2022 financial-PRSUs as well as in our 2022 Bonus Plan underscored importance of top-line growth, which was a key Company objective in 2022 at the time the Compensation Committee set the financial-PRSU performance metrics.
At the end of each performance period, the number of financial-PRSUs that are earned will be determined based on the Company's performance against the revenue and adjusted net income targets, applying a multiplier based on a framework set by the Compensation Committee in the first quarter of the applicable performance period. The table below sets forth the award multiplier framework relative to target applicable to the first performance period of the financial-PRSUs granted in March 2022, with performance between any of the following levels interpolated on a straight-line basis:

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EXECUTIVE COMPENSATION

Adjusted Net Income(1)(2) (% of Target)	Adjusted Net Income ($) (in millions)	Award Multiplier	Revenue Target(2) (% of Target)	Revenue ($) (in millions)	Award Multiplier
< 75%	< (51.6)	0%	< 95%	< 1,026.5	0%
75%	(51.6)	50%	95%	1,026.5	50%
100%	(41.3)	100%	100%	1,080.5	100%
125%	(31.0)	150%	105%	1,134.5	150%
≥ 150%	(20.7)	200%	≥ 110%	1,188.6	200%
(1)    Adjusted net income, a non-GAAP measure, is defined as net income or net loss, as applicable, before income tax benefit on amortization of acquired assets, amortization expense on acquired intangible assets, transaction expense, integration expense, restructuring-related expense, shareholder activism expense, certain litigation-related expense, consisting of fees for certain non-ordinary course litigation and other proceedings, losses on debt extinguishment, stock-based compensation expense and other income (expense), net. Under the terms of the award the financial impact of any mergers and acquisition activity or other extraordinary or non-recurring transactions may be excluded in the Compensation Committee's discretion.
(2)     In February 2023, the Compensation Committee (i) set the new adjusted net income and revenue targets for the second performance period of these financial-PRSUs and (ii) determined that the relationship between percent of target achieved and the award multiplier would stay the same for each measure for the second performance period. The Compensation Committee will set the targets and the award multipliers applicable to the third performance period of these financial-PRSUs in the first quarter of the third performance period.
2022 equity awards - award value
In February 2022, in connection with its annual review of our executive compensation program, the Compensation Committee determined the amount of each NEO's equity award (other than Mr. Mokkarala, who was promoted to Chief Revenue Officer in mid-2022) and determined not to increase the value of any NEO's equity award. In June 2022, the Compensation Committee reviewed the value of Mr. Mokkarala's equity award and determined to increase the value of Mr. Mokkarala's equity award upon his promotion to Chief Revenue Officer. In determining the amount of each NEO's equity award, the Compensation Committee took into consideration the market data analysis provided by the independent compensation consultant, individual performance and contribution to the Company, level of experience and responsibilities, criticality and uniqueness of roles and the recommendations of our Chief Executive Officer (except with respect to his own equity award). The total target value of the long-term equity award approved by the Compensation Committee for each NEO in 2022 was as follows:

Named Executive Officer	Target RSUs (number of shares)	Target PRSUs (number of shares)(1)	Target Value ($)	Increase to Target Value from 2021
Christopher J. Paucek	413,433	413,433	10,000,000	0%
Paul S. Lalljie	198,448	198,448	4,800,000	0%
Matthew J. Norden	82,686	82,686	2,000,000	0%
Harsha Mokkarala(2)	120,784	41,343	1,800,000	—
Mark J. Chernis(3)	198,448	198,448	4,800,000	0%
(1)The values in this table vary from the "Stock Awards" column in the Summary Compensation Table, which is required to show the grant date fair value of RSUs and PRSUs granted to our NEOs, calculated in accordance with ASC Topic 718. In accordance with ASC Topic 718, PRSUs are considered granted when the performance metrics are set. For a description of RSUs and PRSUs granted in 2022, including RSUs and PRSUs awarded in prior years for which the Compensation Committee set performance metrics in 2022, see footnote 1 to the Summary Compensation Table. Amounts shown in this column represents the number of shares eligible to be earned based on the target financial metrics described below for the financial-PRSUs and based on relative TSR for the market-PRSUs. The market-PRSUs were considered granted in 2022 because the Compensation Committee set the performance metrics in 2022. For the financial-PRSUs, the Compensation Committee only set the performance measures for the first performance period of the financial-PRSUs in 2022.
(2)Mr. Mokkarala was promoted to Chief Revenue Officer in July 2022, at which time his total target value of his long-term equity award was increased to $1.8 million and he received an additional grant of 79,441 RSUs.
(3)Mr. Chernis resigned from the position of Chief Operating Officer effective as of October 3, 2022.
2022 equity award - achievement
In February 2023, the Compensation Committee determined that for the first performance period of the financial-PRSUs granted in 2022, the Company achieved the revenue measure at 89% of target resulting in an award multiplier of 0% for the revenue measure and the Company achieved the adjusted net income measure at 173% of target resulting in an award multiplier of 200% for the adjusted net income measure. The revenue and adjusted net income performance measures were equally weighted and therefore, these performance levels resulted in 100% of the total PRSUs eligible to be earned for the first performance period being earned.

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	Minimum	Target	Maximum	Achievement
Revenue
Adj. Net Income
2021 PRSU grant achievement
In March 2021, the Compensation Committee granted market-PRSUs and financial PRSUs to our NEOs, which comprised in the aggregate 50% of each NEO's annual equity award value. The market-PRSUs were eligible to vest, if at all, based on the Company's relative TSR as compared to the TSR of the companies that comprise the Russell 3000 Index, as measured over one three-year performance period commencing on January 1, 2021 and ending on December 31, 2023. The performance period for these market-PRSUs has not concluded, so these awards have not yet vested. The financial-PRSUs were eligible to vest, if at all, at the end of all three performance periods based on the Company's achievement of revenue and adjusted net income targets as measured over three one-year performance periods. At the end of each performance period, the number of financial-PRSUs that are earned is determined based on the Company's performance against the revenue and adjusted net income targets. The targets and achievement framework applicable to the second tranche of the financial-PRSUs granted in March 2021 was the same as the targets and achievement framework applicable to the first tranche of the financial-PRSUs granted in March 2022, as described above in the section entitled "Long-Term Incentive Compensation—2022 Equity Awards". Therefore, the Company's achievement on each financial measure was the same - 89% for revenue and 173% for adjusted net income - resulting in 100% of the total PRSUs eligible to be earned for the second performance being earned. These earned PRSUs will not vest until the end of the three year performance period - December 31, 2023.

	Minimum	Target	Maximum	Achievement
Revenue
Adj. Net Income
A summary of the achievement for each of the completed performance periods of this award is below:

2021 fPRSU	Achievement
Year 1 (ending December 31, 2021)	112.7%
Year 2 (ending December 31, 2022)	100%
In February 2023, the Compensation Committee (i) set the new adjusted net income and revenue targets for the third performance period of these financial-PRSUs and (ii) determined that the relationship between percent of target achieved and the award multiplier would stay the same for each measure for the third performance period.
2020 PRSU grant and achievement
In February 2020, the Compensation Committee granted market-PRSUs to our NEOs, which comprised 75% of each NEO's annual equity award value. These PRSUs were eligible to vest, if at all, based on the Company's relative TSR as compared to the TSR of the companies that comprise the Russell 3000 Index, as measured over three one-year performance periods commencing on January 1, 2020, 2021 and 2022, respectively. At the end of a performance period, the number of market-PRSUs that vest is determined based on the Company's relative TSR as set forth in the table below, with performance between any of the following levels interpolated on a straight-line basis:

2U TSR Compared to Index	Award Multiplier
< 25th percentile	0%
25th percentile	50%
50th percentile	100%
> 75th percentile	200%
In January 2023, the Compensation Committee determined that for the third performance period of these PRSUs, the Company’s TSR was in the 7th percentile as compared to the TSR of the companies that comprise the Russell 3000 Index, and accordingly, 0% of the PRSUs eligible to be earned for the second performance period vested.

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	Minimum	Target	Maximum	Achievement
Relative TSR
A summary of the achievement for each of the completed performance periods of this award is below:

2020 mPRSU	Achievement
Year 1 (ending December 31, 2020)	200%
Year 2 (ending December 31, 2021)	0%
Year 3 (ending December 21, 2022)	0%
Total (% of eligible PRSUs earned)	66%
2019 PRSU grant and achievement
In October 2019, the Compensation Committee granted market-PRSUs to certain employees, including our NEOs (other than our CEO) that were designed to drive leadership stability and encourage executive continuity. These market-PRSUs are eligible to vest, if at all based on the Company's relative TSR as compared to the TSR of the companies that comprise the Russell 3000 Index, as measured over one, two and three year performance periods, each commencing on October 1, 2019. At the end of a performance period, the number of market-PRSUs that vest is determined based on the Company's relative TSR as set forth in the table below (which applies to all three performance periods) with performance between any of the following levels interpolated on a straight-line basis:

2U TSR Compared to Index	Award Multiplier
< 25th percentile	0%
25th percentile	50%
50th percentile	100%
> 75th percentile	200%
In October 2022, the Compensation Committee determined that for the third performance period of these PRSUs, the Company’s TSR was in the 3rd percentile as compared to the TSR of the companies that comprise the Russell 3000 Index, and accordingly, 0% of the PRSUs eligible to be earned for the third performance period vested.

	Minimum	Target	Maximum	Achievement
Relative TSR
A summary of the achievement for each of the completed performance periods of this award is below:

2020 mPRSU	Achievement
Year 1 (ending October 1, 2020)	200%
Year 2 (ending October 1, 2021)	200%
Year 3 (ending October 1, 2022)	0%
Total (% of eligible PRSUs earned)	133%

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Other benefits
Our NEOs are eligible to participate in the same group insurance and employee benefit plans generally available to our other salaried employees in the U.S. These benefits include medical, dental, vision and disability benefits and other plans and programs made available to other eligible employees. The Company also has a 401(k) plan covering eligible employees, including our NEOs. All participants in the plan, including each NEO, are eligible to make pre‑tax contributions. The Company makes matching contributions to the 401(k) plan on behalf of our NEOs, consistent with those provided to all of our employees. We also offer our NEOs a financial and tax planning benefit, which is intended to assist NEOs in managing their financial and tax activities, thereby enabling them maximize the benefit of the Company's compensation program and focus on the business.
Process for setting compensation.
Role of compensation committee
The Compensation Committee is primarily responsible for establishing, approving and adjusting compensation arrangements for our NEOs, including our Chief Executive Officer, and for reviewing and approving corporate goals and objectives relevant to these compensation arrangements, evaluating executive performance and considering factors related to the performance of the Company, including accomplishment of our long-term business and financial goals. The Compensation Committee reviews the compensation of our executive officers, including our NEOs, on an annual basis, or more frequently in certain situations, to ensure the executives are properly incentivized, and makes adjustments as necessary. In determining base salaries, bonus targets and equity incentive awards for our NEOs, our Compensation Committee considers the following factors:
•our performance in the previous year, based on financial and non-financial metrics;
•the NEO’s historical compensation levels;
•the NEO’s role, responsibilities and skills;
•the proposed compensation packages for other NEOs (internal pay equity);
•compensation trends and the market compensation for comparable positions;
•individual performance as compared to our expectations and objectives;
•our desire to drive short- and long-term results that are in the best interests of our stockholders; and
•our outlook and operating plan for the upcoming year.
As part of this review, the Compensation Committee is provided with relevant information, such as the competitive market data described further below, to use as a reference when setting each individual compensation element and target total direct compensation levels.
Role of management
In carrying out its responsibilities, our Compensation Committee works with members of our management, including our Chief Executive Officer, Chief Financial Officer, Chief People Officer, Chief Legal Officer, and other human resources, finance, and legal professionals. Typically, our management assists the Compensation Committee by providing information on corporate and individual performance and management’s perspective and recommendations on compensation matters. Our Chief Executive Officer, Chief Financial Officer, Chief People Officer, Chief Legal Officer and other members of our human resources, finance and legal departments may attend meetings of the Compensation Committee to present information and answer questions. Our Chief Executive Officer may also make recommendations to the Compensation Committee regarding compensation for our NEOs, other than for himself, because of his daily involvement with our NEOs. Our Compensation Committee solicits and reviews our Chief Executive Officer’s recommendations as one of several factors in making compensation decisions, along with recommendations and market data obtained from our compensation consultant, and the Compensation Committee’s own independent judgment. No NEO participates directly in the final deliberations or determinations regarding their own compensation package.
Role of compensation consultant
The Compensation Committee is authorized to retain the services of executive compensation advisors, as it sees fit, in connection with oversight of our executive compensation program. With respect to the Compensation Committee's independent compensation consultant, the Compensation Committee conducts an annual assessment of the consultant’s performance and re-appoints the consultant each year. In mid-2021, the Compensation Committee appointed Willis Towers Watson to advise on our executive compensation programs and practices and our executive compensation decisions for 2022. During mid-2021 and early 2022, Willis Towers Watson provided the following services as requested by the Compensation Committee:
•evaluated the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals relative to market norms;

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•reviewed and assessed our peer group of companies to understand competitive market compensation practices;
•provided and analyzed compensation market data;
•reviewed and assessed our current NEO compensation practices and equity profile relative to our peers;
•provided information regarding executive retention strategies; and
•reviewed and assessed whether our non-employee director compensation policy is appropriate for a publicly traded company, including providing compensation market data.
The Compensation Committee assessed each of the independence factors established by the SEC and Nasdaq and concluded that the engagement of Willis Towers Watson did not raise any conflict of interest with the Company or any of its directors or executive officers. Willis Towers Watson attended each Compensation Committee meeting and certain preparatory meetings with management, as requested by the Compensation Committee or management.
During 2022, in addition to executive compensation consulting services, Willis Towers Watson also provided brokerage and advisory services related to our benefit plans and valuation services related to our equity plans. The aggregate fees Willis Towers Watson received related to these other services were approximately $567,971 as compared to the fees for the executive compensation consulting services which were approximately $406,113. Of the $567,791 Willis Towers Watson received for these other services, $523,082 was earned as commissions from our benefit plan providers. The Compensation Committee was aware of these other services, but did not specifically approve such services as they were approved by management in the ordinary course of business. Willis Towers Watson committed to follow safeguards to ensure that the Compensation Committee's executive compensation consultants continued to fulfill their role in providing objective, unbiased advice, for example, by precluding the individuals that are involved in providing executive compensation services to the Company from being involved in providing other services to the Company or from serving in broader relationship-management roles for the Company. Willis Towers Watson provided the Compensation Committee with an overview of these other services and information about the safeguards in place as part of the Compensation Committee's annual review of Willis Towers Watson's independence.
Compensation peer group
As part of its deliberations, the Compensation Committee considers competitive market data and related analysis on executive compensation levels and practices that is provided by its independent compensation consultant. In October 2021, our Compensation Committee reviewed comparative executive compensation data provided by the independent compensation consultant and identified our compensation peer group for 2022 compensation decisions based generally on the selection criteria described below.

Selection Criteria	Criteria Range
Revenue (last four quarters)	.5x – 3x the Company’s last four quarters of revenue as of September 2021
Market Capitalization	.25x – 4x the Company’s 30-day average market cap as of September 2021
In general, the Compensation Committee believes that revenue is a more important factor in evaluating size of potential peer companies than market capitalization since market capitalization can fluctuate due to factors unrelated to a company’s underlying performance. In addition to the selection criteria noted above, the Compensation Committee sought to include U.S. headquartered companies that operate in the application software market or in the education services industry. Potential peer group companies were evaluated based on the most recent data available as of September 2021. With the assistance of the independent compensation consultant, the Compensation Committee ultimately identified our peer group for 2022 compensation decisions, consisting of the following 17 companies.

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Adtalem Global Education	Coursera	LivePerson	Strategic Education
Blackbaud	Grand Canyon Education	New Relic	Stride
Chegg	Guidewire Software	Paylocity Holdings	Verint Systems
Coupa Software	Laureate Education	Ring Central	Workiva
Zendesk

New peer in 2022.
This compensation peer group differed from our compensation peer group approved by the Compensation Committee for 2021 compensation decisions due to certain companies being removed because they were acquired or no longer deemed comparable in terms of market capitalization or revenue and other companies being added because they fell within the parameters identified by the Compensation Committee for our peer group as described above.
In performing the executive compensation assessment for 2022, the independent compensation consultant used market data that reflected 50/50 blend of (1) compensation data from the peer group above and (2) survey data from the Radford Global Technology Survey of software companies with $500 million to $1.5 billion in annual revenues for our CEO and CFO roles and only survey data for our other NEO roles. Collectively, we refer to the peer group data and the Radford data as the “market data.”
We believe that peer group and other market comparisons are useful guidelines to measure the competitiveness of our compensation practices. The Compensation Committee has not adopted any formal benchmarking guidelines and generally uses the market data solely as a reference point during the course of its deliberations regarding compensation decisions. The Compensation Committee maintains discretion to set levels of executive compensation above or below peer levels based upon distinguishing factors such as our internal pay equity and compensation budget, individual performance and contribution to the Company, an executive’s level of experience and responsibilities, and comparability of roles within other peer companies.
Other compensation policies.
Compensation recovery policy
Our Board of Directors has adopted a compensation recovery (“clawback”) policy providing that, in the event of a restatement of financial results due to the material non-compliance by the Company with any financial reporting requirement under the federal securities laws, the Company may recover from any executive officer any incentive compensation erroneously paid or awarded in excess of what would have been paid under the accounting restatement. This policy covers any bonus, incentive payment or other cash compensation or equity-based award granted, earned, vested and/or received by an executive officer on or after the effective date of the policy and during the three year period preceding the date on which we are required to prepare the accounting restatement.
Executive stock ownership guidelines
In April 2020, we adopted stock ownership guidelines that apply to our NEOs. Within five years from becoming subject to the guidelines such NEOs are required to own shares of our common stock with a value at least equal to the following:

Chief Executive Officer	3x annual base salary
Chief Financial Officer	2x annual base salary
Other Covered Executives	1x annual base salary
Shares counted towards meeting the ownership guidelines include (i) shares owned directly or indirectly, (ii) shares held by a qualifying trust, (iii) shares held by a 401(k) plan or other qualified pension or profit-sharing plan for the benefit of the executive and (iv) shares underlying vested restricted stock units where settlement of such shares has been deferred. Each executive remains subject to the stock ownership guidelines as long as they remain in their role. Exceptions to the guidelines may be made in the case of extraordinary circumstances, such as personal hardship, in the Nominating and Corporate Governance Committee’s sole discretion.
Employment arrangements
Please see “Potential Payments Upon Termination of Employment and in Connection with Change of Control Arrangements” for information regarding the severance provisions for our NEOs.

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Anti-hedging and anti-pledging policies
Our insider trading policy provides that no one subject to the policy, which includes all Company officers, directors and employees, as well as consultants and contractors who may have access to inside information (each, an “Insider”) may engage in the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company securities. Our insider trading policy further provides that no Insider may engage in hedging or monetization transactions involving our securities, pledge our securities as collateral for a loan, or hold our securities in a margin account.
Risk assessment
The Compensation Committee has reviewed the Company’s compensation programs for employees, including NEOs, and has concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the Compensation Committee considered the following factors:
•The Company’s compensation programs are well-designed to encourage behaviors aligned with the long-term interests of stockholders;
•The Company’s compensation programs include design features that reduce the likelihood of excessive risk taking, such as reasonable performance targets, capped incentive compensation payouts, a balance of cash and stock-based incentives;
•The Company maintains policies to mitigate compensation risk, including stock ownership guidelines and a claw-back policy; and
•The Compensation Committee exercises an appropriate level of independent oversight of compensation decisions and related risk.
Policy regarding 10b5-1 plans for directors and executive officers
We typically encourage our executive officers and members of our Board to adopt plans in accordance with Exchange Act Rule 10b5-1 for sales of securities which they beneficially own, and our Insider Trading Policy expressly provides that such individuals may not trade in our equity securities during “blackout” periods.

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Compensation committee report*
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, we recommended to the Board, and the Board approved that the Compensation Discussion and Analysis be included in this Proxy Statement.
Submitted by the Compensation Committee
JOHN M. LARSON (CHAIR)
ALEXIS MAYBANK
CORETHA M. RUSHING
*The Compensation Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing of 2U under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that 2U specifically incorporates the Compensation Committee Report by reference therein.
Compensation committee interlocks and insider participation.
No director who served on the Compensation Committee during 2022 is a former or current officer or employee of the Company or any of its subsidiaries. In addition, during the last completed fiscal year, none of our executive officers has served as a member of the board of directors or compensation committee of any other entity that has or has had one or more of its executive officers serving as a member of our Board or Compensation Committee.

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Executive compensation tables
2022 summary compensation table.
The following table sets forth summary information regarding compensation earned during the years ended December 31, 2022, 2021 and 2020 by our NEOs. The following table includes all compensation earned by our NEOs for the respective periods, regardless of whether such amounts were actually paid during that period.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Christopher J. Paucek Chief Executive Officer	2022	750,000	—	11,176,682		—	—	9,150	11,935,832
	2021	726,462	—	15,851,749		—	822,221	6,162	17,406,594
	2020	649,973	—	4,986,675		—	792,000	5,700	6,434,348
Paul S. Lalljie Chief Financial Officer	2022	550,000	—	5,420,434		—	—	12,200	5,982,634
	2021	540,846	—	7,753,780		—	524,315	8,304	8,827,245
	2020	534,808	—	2,493,317		—	618,000	5,700	3,651,825
Matthew J. Norden Chief Legal Officer	2022	435,000	—	2,351,977		—	—	34,328	2,821,305
	2021	425,846	—	3,474,252		—	290,280	19,642	4,210,020
	2020	412,084	—	1,206,449	(5)	—	288,000	5,588	1,912,121
Harsha Mokkarala(4) Chief Revenue Officer	2022	414,733	—	2,414,896		—	—	12,200	2,841,829
	2021	—	—	—		—	—	—	—
	2020	—	—	—		—	—	—	—
Mark J. Chernis Former Chief Operating Officer	2022	425,192	—	5,420,434		—	—	283,766	6,129,392
	2021	540,846	—	7,753,780		—	524,315	6,719	8,825,660
	2020	534,808	—	2,493,317		—	618,000	5,700	3,651,825
(1)These amounts do not reflect the actual economic value realized by the NEO. In accordance with SEC rules, this column represents the grant date fair value of the RSUs and PRSUs granted to our NEOs in 2022, 2021 and 2020, calculated in accordance with ASC Topic 718. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures. In accordance with ASC Topic 718, PRSUs are considered granted when the performance metrics are set. The grant date fair value of each market-PRSU is based on the probable outcome of the market-based performance conditions on the grant date and was determined using a Monte Carlo model that utilizes stock volatility, dividend yield and the Company’s TSR relative to the TSR of the companies in the Russell 3000 Index. For more information on the assumptions we used to calculate the grant date fair values for market-PRSUs, see Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on February 21, 2023. The grant date fair value of each RSU and financial-PRSU is based on the closing price of our stock on the date of grant. The following table summarizes the elements included in the "Stock Awards" column reported for fiscal 2022:

Award Year	Grant Type	Christopher J. Paucek	Paul S. Lalljie	Matthew J. Norden	Harsha Mokkarala	Mark J. Chernis
2020	mPRSU (a)	$2,781,465	$1,390,732	$672,950	$672,950	$1,390,732
2021	fPRSU (b)	196,854	94,485	39,364	19,677	94,485
2022	mPRSU (c)	3,003,583	1,441,725	600,714	300,350	1,441,725
2022	fPRSU (d)	742,107	356,207	148,421	74,205	356,207
2022	RSU	4,452,673	2,137,285	890,528	1,347,714	2,137,285
		$11,176,682	$5,420,434	$2,351,977	$2,414,896	$5,420,434
(a)    Reflects the aggregate grant date fair value of one third of the market-PRSUs granted in 2020, which were based on performance over three one-year periods, with performance metrics set annually.
(b)    Reflects the aggregate grant date fair value of one third of the financial-PRSUs granted in 2021, which were based on performance over three one-year periods, with performance metrics set annually.
(c)    Reflects the aggregate grant date fair value of 100% of the market-PRSUs granted in 2022, which are based on performance over one three-year period.
(d)    Reflects the aggregate grant date fair value of one third of the financial-PRSUs granted in 2022, which are based on performance over three one-year periods, with performance metrics set annually.

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The following table summarizes the maximum potential values of the PRSUs in dollars, based on the closing price per share of our common stock on the grant date, for PRSUs granted in 2022:

Award Year	Grant Type	Christopher J. Paucek	Paul S. Lalljie	Matthew J. Norden	Harsha Mokkarala	Mark J. Chernis
2020	mPRSU	$4,759,079	$2,379,539	$1,151,416	$1,151,416	$2,379,539
2021	fPRSU	393,708	188,970	78,729	39,354	188,970
2022	mPRSU	4,452,663	2,137,285	890,528	445,253	2,137,285
2022	fPRSU	1,484,214	712,414	296,843	148,411	712,414
(2)Amounts shown represent the cash amounts paid under our bonus plans. See the section entitled “Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Performance-Based Annual Bonuses” for additional information regarding the 2022 Bonus Plan.
(3)Amounts shown represent 401(k) matching contributions paid by us. For Mr. Norden, amounts shown for 2022 include $15,000 related to use of a financial and tax planning benefit. For Mr. Chernis, amounts shown include $249,615 in severance payments and $25,000 in consulting fees paid to Mr. Chernis in 2022 pursuant to his Separation, Consulting and Release Agreement.
(4)Mr. Mokkarala was not an NEO in 2020 or 2021.

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2022 grants of plan-based awards.
The following table sets forth certain information with respect to all plan-based awards granted to our NEOs during the 2022 fiscal year. All awards were issued under our 2014 Plan.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Christopher J. Paucek	Bonus	N/A	413,483	862,500	1,203,188	—	—	—	—	—
	mPRSUs	01/01/2022	—	—	—	59,281	118,562	237,124	—	2,781,465
	mPRSUs	03/10/2022	—	—	—	103,358	206,716	413,432	—	3,003,583
	fPRSUs	03/10/2022	—	—	—	9,139	18,278	36,556	—	196,854
	fPRSUs	03/10/2022	—	—	—	34,452	68,905	137,810	—	742,107
	RSUs	03/10/2022	—	—	—	—	—	—	413,433	4,452,673
Paul S. Lalljie	Bonus	N/A	263,670	550,000	767,250	—	—	—	—	—
	mPRSUs	01/01/2022	—	—	—	29,640	59,281	118,562	—	1,390,732
	mPRSUs	03/10/2022	—	—	—	49,612	99,224	198,448	—	1,441,725
	fPRSUs	03/10/2022	—	—	—	4,386	8,773	17,546	—	94,485
	fPRSUs	03/10/2022	—	—	—	16,537	33,074	66,148	—	356,207
	RSUs	03/10/2022	—	—	—	—	—	—	198,448	2,137,285
Matthew J. Norden	Bonus	N/A	145,977	304,500	424,778	—	—	—	—	—
	mPRSUs	01/01/2022	—	—	—	14,342	28,685	57,370	—	672,950
	mPRSUs	03/10/2022	—	—	—	20,671	41,343	82,686	—	600,714
	fPRSUs	03/10/2022	—	—	—	1,827	3,655	7,310	—	39,364
	fPRSUs	03/10/2022	—	—	—	6,890	13,781	27,562	—	148,421
	RSUs	03/10/2022	—	—	—	—	—	—	82,686	890,528
Harsha Mokkarala	Bonus	N/A	125,123	261,000	364,095	—	—	—	—	—
	mPRSUs	01/01/2022	—	—	—	14,342	28,685	57,370	—	672,950
	mPRSUs	03/10/2022	—	—	—	10,335	20,671	41,342	—	300,350
	fPRSUs	03/10/2022	—	—	—	913	1,827	3,654	—	19,677
	fPRSUs	03/10/2022	—	—	—	3,445	6,890	13,780	—	74,205
	RSUs	03/10/2022	—	—	—	—	—	—	41,343	445,264
	RSUs	07/21/2022	—	—	—	—	—	—	79,441	902,450
Mark J. Chernis	Bonus	N/A	263,670	550,000	767,250	—	—	—	—	—
	mPRSUs	01/01/2022	—	—	—	29,640	59,281	118,562	—	1,390,732
	mPRSUs	03/10/2022	—	—	—	49,612	99,224	198,448	—	1,441,725
	fPRSUs	03/10/2022	—	—	—	4,386	8,773	17,546	—	94,485
	fPRSUs	03/10/2022	—	—	—	16,537	33,074	66,148	—	356,207
	RSUs	03/10/2022	—	—	—	—	—	—	198,448	2,137,285
(1)Amounts shown represent the threshold, target and maximum amounts that could be paid under our 2022 Bonus Plan, as discussed in the section entitled “Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Performance-Based Annual Bonus.” Payouts under the 2022 Bonus Plan is subject to achieving a threshold of at least 93% of both financial metrics - revenue and adjusted EBITDA. Target payment amounts assume achievement of 100% of the financial performance measures and 100% of the DE&I measures. Payments were capped at a maximum of 140% for achievement of 107% or more of the target financial performance objectives. Actual cash incentive awards earned in fiscal year 2022 by the NEO under our 2022 Bonus Plan are shown in the column titled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table.
(2)Represents PRSUs granted to the NEOs during 2022. Amounts shown represent the number of shares of common stock eligible to vest at threshold, target and maximum levels of performance. In January 2023, the Compensation Committee determined that the achievement percentage applicable for the third performance period of the market-PRSUs granted in January 2020 was 0% and in February 2023, the Compensation Committee determined that the achievement percentage applicable for the second performance period of the financial-PRSUs granted in February 2021 and the first performance period of the financial-PRSUs granted in March 2022 was 100%.
(3)Represents time-based RSUs granted to the NEOs during 2022, which vest in equal quarterly installments over three years, subject to the NEO's continued employment through each applicable vesting date.

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(4)Amounts shown represent the grant date fair value for PRSU and RSUs, as applicable, calculated in accordance with ASC Topic 718. The fair value of each RSU and each financial-PRSU is based on the closing price of our common stock on the grant date. The fair value of each market-PRSU is based on the probable outcome of the market-based performance conditions on the grant date and was determined using a Monte Carlo model that utilizes stock volatility, dividend yield and the Company’s TSR relative to the TSR of the companies in the Russell 3000 Index. For more information on the assumptions we used to calculate the grant date fair values for PRSUs containing market-based vesting conditions, see Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on February 21, 2023.

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Outstanding equity awards at 2022 fiscal year end.
The following table provides information about outstanding stock options and stock awards held by each of our NEOs as of December 31, 2022. These stock options were granted under our 2008 Plan and our 2014 Plan and these stock awards were granted under our 2014 Plan.

		Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options			Option Exercise Price ($)	Option Expiration Date	Number of Units That Have Not Vested (#)(1)		Market Value of Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested ($)(2)
Name	Grant Date	Exercisable	Unexercisable(1)
Christopher J. Paucek	Options
	05/08/2013	130,618	—		5.75	05/08/2023
	11/26/2013	175,000	—		8.45	10/04/2023
	12/19/2013	175,000	—		8.45	10/04/2023
	03/06/2014	157,350	—		11.00	03/06/2024
	04/01/2015	80,515	—		25.52	04/01/2025
	04/01/2016	90,862	—		22.67	04/01/2026
	04/01/2017	62,685	—		39.66	04/01/2027
	04/01/2018	70,399	—		84.03	04/01/2028
	04/01/2018	127,575	63,787	(4)	84.03	04/01/2028
	04/01/2019	76,112	6,919		72.02	04/01/2029
	RSUs
	04/01/2018						13,389	(5)	83,949
	04/01/2019						9,546		59,853
	01/29/2020						39,521	(6)	247,797
	03/02/2021						45,697	(7)	286,520
	03/10/2022						310,075	(7)	1,944,170
	2020 mPRSUs
	01/01/2022									59,281	(11)	371,692
	2021 mPRSUs
	03/02/2021									27,418	(12)	171,911
	2021 fPRSUs
	03/02/2021						20,599	(8)	129,156
	03/10/2022						18,278	(9)	114,603
	2022 mPRSUs
	03/10/2022									103,358	(13)	648,055
	2022 fPRSUs
	03/10/2022						68,905	(10)	432,034
Paul S. Lalljie	RSUs
	01/29/2020						19,760	(6)	123,895
	03/02/2021						21,935	(7)	137,532
	03/10/2022						148,836	(7)	933,202
	2020 mPRSUs
	01/01/2022									29,640	(11)	185,843
	2021 mPRSUs
	03/02/2021									13,160	(12)	82,513
	2021 fPRSUs
	03/02/2021						9,887	(8)	61,991
	03/10/2022						8,773	(9)	55,007
	2022 mPRSUs
	03/10/2022									49,612	(13)	311,067
	2022 fPRSUs
	03/10/2022						33,074	(10)	207,374

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		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Number of Units That Have Not Vested (#)(1)		Market Value of Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested ($)(2)
Name	Grant Date	Exercisable	Unexercisable(1)
Matthew J. Norden	Options
	11/26/2013	2,084	—	8.45	10/01/2023
	03/06/2014	2,743	—	11.00	03/06/2024
	01/02/2015	914	—	19.48	01/02/2025
	04/01/2015	1,752	—	25.52	04/01/2025
	04/01/2016	4,985	—	22.67	04/01/2026
	04/01/2017	9,523	—	39.66	04/01/2027
	10/01/2017	1,442	—	56.04	10/01/2027
	04/01/2018	9,599	—	84.03	04/01/2028
	04/01/2019	10,378	944	72.02	04/01/2029
	RSUs
	04/01/2019					1,302		8,164
	01/29/2020					9,562	(6)	59,954
	03/02/2021					9,139	(7)	57,302
	03/10/2022					62,014	(7)	388,828
	2020 mPRSUs
	01/01/2022								14,342	(11)	89,924
	2021 mPRSUs
	03/02/2021								5,483	(12)	34,378
	2021 fPRSUs
	03/02/2021					4,119	(8)	25,826
	03/10/2022					3,655	(9)	22,917
	2022 mPRSUs
	03/10/2022								20,671	(13)	129,607
	2022 fPRSUs
	03/10/2022					13,781	(10)	86,407

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		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Number of Units That Have Not Vested (#)(1)		Market Value of Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested ($)(2)
Name	Grant Date	Exercisable	Unexercisable(1)
Harsha Mokkarala	Options
	04/01/2015	2,549	—	25.52	04/01/2025
	07/01/2015	2,746	—	30.83	07/01/2025
	04/01/2016	4,062	—	22.67	04/01/2026
	04/01/2017	5,488	—	39.66	04/01/2027
	04/01/2018	19,199	—	84.03	04/01/2028
	04/01/2019	20,757	1,887	72.02	04/01/2029
	RSUs
	04/01/2019					2,604		16,327
	01/29/2020					9,562	(6)	59,954
	03/02/2021					4,570	(7)	28,654
	03/10/2022					31,007	(7)	194,414
	07/21/2022					72,821	(7)	456,588
	2020 mPRSUs
	01/01/2022								14,342	(11)	89,924
	2021 mPRSUs
	03/02/2021								2,741	(12)	17,186
	2021 fPRSUs
	03/02/2021					2,059	(8)	12,910
	03/10/2022					1,827	(9)	11,455
	2022 mPRSUs
	03/10/2022								10,335	(13)	64,800
	2022 fPRSUs
	03/10/2022					6,890	(10)	43,200
Mark J. Chernis	Options
	04/11/2014	7,389	—	12.94	04/01/2024
	04/01/2015	4,048	—	25.52	04/01/2025
	04/05/2016	4,957	—	23.07	04/05/2026
	04/04/2017	2,899	—	39.69	04/04/2027
	05/22/2018	39,189	—	91.64	05/22/2028
	04/01/2019	40,132	3,648	72.02	04/01/2029
	RSUs
	04/01/2019					5,034		31,563
	01/29/2020					19,760	(6)	123,895
	03/02/2021					21,935	(7)	137,532
	03/10/2022					148,836	(7)	933,202
	2020 mPRSUs
	01/01/2022								29,640	(11)	185,843
	2021 mPRSUs
	03/02/2021								13,160	(12)	82,513
	2021 fPRSUs
	03/02/2021					9,887	(8)	61,991
	03/10/2022					8,773	(9)	55,007
	2022 mPRSUs
	03/10/2022								49,612	(13)	311,067
	2022 fPRSUs
	03/10/2022					33,074	(10)	207,374

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(1)Except as otherwise noted, (i) all stock options shown vest 25% on the first anniversary of their grant date, and the remaining 75% vest thereafter in 36 equal monthly installments, (ii) the expiration date of all stock options shown is 10 years after the grant date, (iii) each RSU vests as to 25% on the first, second, third and fourth anniversaries of its grant date and (iv) the vesting of each equity award is subject to the NEO's continued service through each applicable vesting date.
(2)Amounts shown are determined by multiplying the number of units that have not vested by $6.27 (the closing price of our common stock on the last trading day of fiscal year 2022).
(3)Represents PRSUs granted pursuant to our 2014 Plan.
(4)The award vests in equal monthly installments over a seven-year period.
(5)The award vests in equal annual installments over a seven-year period.
(6)The award vest in equal annual installments over a three-year period.
(7) The award vests in equal quarterly installments over a three-year period.
(8)In March 2022, the Compensation Committee determined that the achievement percentage for the first performance period of the financial-PRSUs awarded in March 2021 was 112.7%. The shares underlying these PRSUs are eligible to vest at the end of all three performance periods based on the Company’s achievement of revenue and adjusted net income targets as measured over three one-year performance periods commencing on January 1, 2021, January 1, 2022 and January 1, 2023, respectively. See the section entitled “Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Long-Term Incentive Compensation—2021 PRSU Grant and Achievement” for additional information about these awards.
(9)In February 2023, the Compensation Committee determined that the achievement percentage for the second performance period of the financial-PRSUs awarded in March 2021 was 100%. The shares underlying these PRSUs are eligible to vest at the end of all three performance periods based on the Company’s achievement of revenue and adjusted net income targets as measured over three one-year performance periods commencing on January 1, 2021, January 1, 2022 and January 1, 2023, respectively. See the section entitled “Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Long-Term Incentive Compensation—2021 PRSU Grant and Achievement” for additional information about these awards.
(10)In February 2023, the Compensation Committee determined that the achievement percentage for the first performance period of the financial-PRSUs awarded in March 2022 was 100%. The shares underlying these PRSUs are eligible to vest at the end of all three performance periods based on the Company’s achievement of revenue and adjusted net income targets as measured over three one-year performance periods commencing on January 1, 2022, January 1, 2023 and January 1, 2024, respectively. See the section entitled “Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Long-Term Incentive Compensation—2022 PRSU Grant and Achievement” for additional information about these awards.
(11)The market-PRSUs awarded in February 2020 are reported assuming the achievement of the threshold performance level. The shares underlying these PRSUs are eligible to vest based on the Company’s relative TSR as compared to the TSR of the companies that comprise the Russell 3000 Index, as measured over a one-year performance period commencing on January 1, 2022. In January 2023, the Compensation Committee determined that the achievement percentage for these market-PRSUs was 0%. See the section entitled “Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Long-Term Incentive Compensation—2020 PRSU Grant and Achievement” for additional information about these awards.
(12)The market-PRSUs awarded in March 2021 are reported assuming the achievement of the threshold performance level. The shares underlying these PRSUs are eligible to vest based on the Company’s relative TSR as compared to the TSR of the companies that comprise the Russell 3000 Index, as measured over one three-year performance period commencing on January 1, 2021.
(13)The market-PRSUs awarded in March 2022 are reported assuming the achievement of the threshold performance level. The shares underlying these PRSUs are eligible to vest based on the Company’s relative TSR as compared to the TSR of the companies that comprise the Russell 3000 Index, as measured over one three-year performance period commencing on January 1, 2022. See the section entitled “Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Long-Term Incentive Compensation—2022 Equity Awards” for additional information about these awards.

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2022 option exercises and stock vested.
The following table provides information about the exercise of stock options and vesting of stock awards for each of our NEOs during the year ended December 31, 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)(3)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)(3)
Christopher J. Paucek	—	—	201,627	2,718,649
Paul S. Lalljie	—	—	165,397	1,668,789
Matthew J. Norden	—	—	39,962	551,123
Harsha Mokkarala	—	—	35,007	294,773
Mark J. Chernis	25,000	37,500	96,522	1,307,331
(1)Amounts shown represent the value realized upon exercise of stock options calculated by multiplying (i) the difference between the closing price of our common stock on the date of exercise and the exercise price of the option award by (ii) the number of shares of common stock acquired upon exercise.
(2)Amounts shown represent the value realized upon vesting of the award calculated by multiplying (i) the number of shares of common stock that vested by (ii) the closing price of our common stock on the date of vesting.
(3)Not all of the shares acquired upon exercise of stock options or vesting of stock awards were sold by the NEOs. Therefore, NEOs may continue to be at risk for subsequent changes in the value of these shares.
Pension benefits.
Our executive officers, including our NEOs, did not participate in, or otherwise receive any benefits under, any defined benefit pension plan sponsored by us during the year ended December 31, 2022.
Nonqualified deferred compensation.
Our executive officers, including our NEOs, did not earn any nonqualified deferred compensation benefits from us during the year ended December 31, 2022.
Potential payments upon termination of employment and in connection with change of control arrangements.
Severance pay and change in control plan
On February 14, 2020, the Compensation Committee adopted a Severance Pay and Change in Control Plan (as amended, the “Severance Plan”) applicable to each of our NEOs. The Severance Plan was adopted to provide standardized severance benefits to current and future participants in the event of a participant’s termination without cause or resignation for good reason and supersedes any pre-existing severance benefits. Benefits under the Severance Plan are determined based on whether a participant is designated as a Tier I Participant, Tier II Participant or Tier III Participant. Mr. Paucek is designated as a Tier I Participant and each of Mr. Lalljie, Mr. Norden and Mr. Mokkarala is a Tier II Participant. Mr. Chernis was also Tier II Participant until his resignation.
Under the Severance Plan, in the event of termination of a NEO’s employment by the Company without “Cause” or, a resignation by the NEO for “Good Reason” (each a "Qualifying Termination"), the NEO will receive, in addition to a prorated bonus for the year of termination (based on actual performance for the full-year):
•An amount equal to one times (or 1.5 times for Mr. Paucek) the sum of the NEO’s annual base salary plus target bonus; and
•Payment or reimbursement of the full monthly cost for continued coverage for the NEO and the NEO’s eligible dependents under the Company’s group health plans pursuant to COBRA for up to 12 months following termination (or 18 months for Mr. Paucek).

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If, however, a NEO’s employment is terminated by the Company without Cause or by the NEO for Good Reason during the three month period prior to a Change in Control or the 12 month period following a Change in Control, the NEO will receive, in lieu of the payments and benefits describe above, a prorated bonus for the year of termination (based on actual performance for the full year) and:
•An amount equal to 1.5 times (or 2 times for Mr. Paucek) the sum of the NEO’s annual base salary plus target annual bonus, generally payable in a lump sum; and
•An amount equal to the product of 1.02, multiplied by 12 (or 18 for Mr. Paucek), multiplied by the monthly premium for the cost of insuring the NEO and the NEO’s eligible dependents under the Company’s group health plans in which the NEO participated immediately prior to the date of such termination, generally payable in a lump sum.
For purposes of the Severance Plan as applied to the NEO:
“Cause” generally means the occurrence of any of the following events: (i) such participant’s indictment for, or conviction or plea of guilty or nolo contendere to, any felony or any crime involving moral turpitude under the laws of the United States or any state thereof; (ii) such participant’s commission of, or participation in, a fraud or act of willful dishonesty against the Company, or any intentional and unlawful harassment or discrimination in the course of such participant’s employment with the Company; (iii) such participant’s intentional, material violation of any contract or agreement between such participant and the Company which (if curable) is not cured within fifteen (15) days of written notice by the Company to such participant; (iv) such participant’s intentional and unauthorized use or disclosure of confidential information, which results, or would reasonably be expected to result, in material harm to the Company or its affiliates; or (v) such participant’s gross misconduct in connection with the performance of his duties.
“Good Reason” generally means the occurrence of any of the following events without the participant’s express written consent: (i) the continual assignment of duties that are not commensurate in any material respect with such participant’s position, or a material diminution in such participant’s position, authority, reporting lines or responsibilities, including, without limitation, such participant ceasing to have the same status, offices, titles and seniority with the Company (or the Company’s successor in interest or its ultimate parent resulting from a change in control) or to be in charge of a principal business unit, division or function (such as sales, administration or finance) of the Company (or such successor or ultimate parent) in which such participant had been in charge immediately prior to such diminution; (ii) a material reduction in such participant’s annual base salary and/or annual target incentive opportunity; (iii) a relocation of such participant’s principal work location to a location that is thirty five (35) miles or more from Washington, DC and results in a material increase in such participant’s commute from his primary residence; or (iv) the Company’s material violation of any written contract or agreement between such participant and the Company, including the Severance Plan.
The payments pursuant to the Severance Plan are in addition to, and not in lieu of, any accrued but unpaid salary, bonuses and/or employee welfare and other benefits to which a NEO is entitled.
Any outstanding awards under any equity-based or other long-term performance incentive compensation plan or program of the Company will generally be subject to and treated in accordance with the terms and conditions of the applicable plan, program, and/or award agreement.
Severance Plan benefits are generally subject to the NEO’s timely execution, delivery, and non-revocation of a general release of claims and compliance with applicable restrictive covenants.
Separation Arrangement - Mr. Chernis
On July 27, 2022, we entered into a Separation, Consulting and Release Agreement with Mr. Chernis (the “Chernis Agreement”). Because Mr. Chernis' separation was considered a "Qualifying Termination" under the Severance Plan, Mr. Chernis is entitled to the benefits described above. In addition, pursuant to the Chernis Agreement, Mr. Chernis will serve as a consultant providing advisory and transition services to the Company, effective October 3, 2022 until January 3, 2024 (such period, the "Consulting Period"). Upon the Chernis Agreement becoming effective, Mr. Chernis received a payment of $200,000 and Mr. Chernis will receive a monthly consulting fee of $12,500 during the Consulting Period.
Change in control equity acceleration
The terms of option and time-based RSU award agreements under our 2014 Plan provide that options and time-based RSUs, respectively, granted to our NEOs will vest and become exercisable if their employment is terminated without cause or for good reason on or within 12 months after a change in control or if the awards are not assumed or substituted in the change in control on terms that preserve their intrinsic value. With respect to the market-PRSUs granted to certain NEOs in January 2020, March 2021 and March 2022, in the event of a change in control, if the achievement percentage is 100% or higher, a number of shares equal to (i) the total number of PRSUs eligible to be earned for any performance period with an end date following the change of control multiplied by (ii) the applicable achievement percentage based on the Company’s TSR prior to the change in control using the Company’s stock price at such time, will be earned and will vest immediately. However, if the

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achievement percentage is lower than 100%, a number of shares equal to (i) the prorated portion of the target number of PRSUs eligible to be earned during the applicable performance period multiplied by (ii) the applicable achievement percentage based on the Company’s TSR prior to the change in control using the Company’s stock price at such time, will be earned and will vest immediately. The remaining PRSUs will convert to time-based units that vest on the last day of the original performance period subject to accelerated vesting upon termination without cause or for good reason on or within 12 months following the change in control or if the awards are not assumed or substituted in the change in control on terms that preserve their intrinsic value. With respect to the financial-PRSUs granted to NEOs in March 2021 and March 2022, in the event of a change in control, a number of shares equal (i) the prorated portion of the target PRSUs eligible to be earned during the applicable performance period multiplied by (ii) the applicable achievement percentage (which shall be 100% for any shortened performance period) will be earned and will vest immediately. NEOs are also deemed to vest in any PRSUs that were earned for prior performance periods that have not yet vested. The remaining PRSUs will convert to time-based units that vest on the last day of the original performance period subject to accelerated vesting upon termination without cause or for good reason on or within 12 months following the change in control or if the awards are not assumed or substituted in the change in control on terms that preserve their intrinsic value.
The table below provides an estimate of the value of the compensation due to each of our NEOs in the events described below, assuming that the change in control or termination of employment was effective on December 31, 2022, under the conditions described above and assuming a per-share stock price of $6.27, the price of our common stock on that date. The actual amounts to be paid can only be determined at the time of the termination of employment or change in control, as applicable.

	Involuntary Termination						Change in Control Followed by Involuntary Termination
Name	Cash ($)		Equity ($)	Health Benefits ($)		Total ($)	Cash ($)		Equity ($)(1)	Health Benefits ($)		Total ($)
Christopher J. Paucek	1,987,500	(2)	—	37,898	(3)	2,025,398	2,362,500	(6)	5,323,377	38,656	(7)	7,724,533
Paul S. Lalljie	1,100,000	(4)	—	25,265	(5)	1,125,265	1,375,000	(8)	2,458,550	25,770	(9)	3,859,320
Matthew J. Norden	739,500	(4)		25,265	(5)	764,765	957,000	(8)	1,040,875	25,770	(9)	2,023,645
Harsha Mokkarala	696,000	(4)	—	24,070	(5)	720,070	913,500	(8)	1,019,241	24,552	(9)	1,957,293
Mark Chernis (10)	—		—	—		—	—		—	—		—
(1)The value of accelerated vesting of stock options, RSUs and PRSUs is based on the market price of our common stock at December 31, 2022 of $6.27 per share less, in the case of options, the per share exercise prices of the stock options outstanding.
(2)Represents (i) 1.5x annual base salary and (ii) target annual bonus for 2022.
(3)Represents estimated costs of continued healthcare coverage pursuant to COBRA for 18 months.
(4)Represents (i) 1x annual base salary and (ii) target annual bonus for 2022.
(5)Represents estimated costs of continued healthcare coverage pursuant to COBRA for 12 months.
(6)Represents (i) 2x annual base salary and (ii) target annual bonus for 2022.
(7)Represents estimate of 1.02x the cost of continued healthcare coverage pursuant to COBRA for 18 months.
(8)Represents (i) 1.5x annual base salary, (ii) target annual bonus for 2022,
(9)Represents estimate of 1.02x the cost of continued healthcare coverage pursuant to COBRA for 12 months.
(10)Pursuant to the Separation, Consulting and Release Agreement, dated as of July 27, 2022, between Mr. Chernis and the Company, Mr. Chernis will receive $1,487,500 in cash payments over a period of 15 months following his separation date.

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Securities authorized for issuance under equity compensation plans.
The following table provides certain information as of December 31, 2022, with respect to our equity compensation plans (after giving effect to shares issued and/or vesting on such date):

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(2)
Equity compensation plans approved by security holders(3)	5,195,538	$25.28	4,133,303
Equity compensation plans not approved by security holders	—	—	—
Total	5,195,538		4,133,303
(1)In addition to options, warrants and rights, our 2014 Plan allows awards to be made in the form of shares of RSUs or other forms of equity-based compensation. As of December 31, 2022, 6,391,725 shares of the Company’s common stock were subject to outstanding RSUs and PRSUs (at the target level of performance for outstanding PRSUs) issued under our 2014 Plan. RSUs are not taken into account for purposes of determining the weighted average exercise price in the table above.
(2)This number reflects 3,753,633 shares available for future issuance under our 2014 Plan and 379,670 shares available for issuance under our 2017 Employee Stock Purchase Plan (the “ESPP”) as of December 31, 2022. No shares remain available for future issuance under our 2008 Plan. As of December 31, 2022, 207,160 shares were subject to purchase rights which were exercised on January 3, 2023. As of January 3, 2023, no shares were subject to outstanding purchase rights under the ESPP.
(3)Under the terms of our 2014 Plan, the number of shares of the Company’s common stock that may be issued under the 2014 Plan will automatically increase on January 1st of each year, for a period of ten years, from January 1, 2015 continuing through January 1, 2024, by 5% of the total number of shares of the Company’s common stock outstanding on December 31st of the preceding calendar year, or a lesser number of shares as may be determined by the Board.
CEO pay ratio disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank") and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our “median employee” and the annual total compensation of Christopher J. Paucek, our Chief Executive Officer, during 2022. We consider the pay ratio specified to be a reasonable estimate, calculated in a manner intended to be consistent with Item 402(u) of Regulation S-K.
For 2022, our last completed fiscal year:
•The estimated median of the annual total compensation of all employees of the Company (excluding the CEO) was $23,243;
•The annual total compensation of our CEO, as reported in the Summary Compensation Table of this proxy statement was $11,935,832; and
•The ratio of the annual total compensation of our CEO to the median employee’s annual total compensation is 514:1. Note that we have a large number of temporary or seasonal employees that may teach a course or boot camp in one semester but are not permanent employees. Excluding these employees, the estimated median of the annual total compensation of all employees of the Company (excluding the CEO) was $78,396 and the ratio of the annual total compensation of our CEO to the median employee's annual total compensation is 152:1.
To determine the median of the annual total compensation of all employees of the Company (other than the CEO) in 2022, the methodology and the material assumptions, adjustments and estimates that we used were as follows:
•We selected December 31, 2022 as the date upon which we would identify our employee population and median employee.
•Using our tax and payroll records, we determined that, as of December 31, 2022, our employee population consisted of approximately 7,144 employees globally, including active full-time, part-time, seasonal and temporary employees.
•As permitted by SEC rules, we determined to exclude all of our employees located in Mexico, which constituted approximately 0.06% of our total employee population.

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EXECUTIVE COMPENSATION
•We used taxable compensation, as determined in each applicable employing jurisdiction, during the 2022 fiscal year as a consistently applied compensation measure to identify our median employee. In making this determination, we annualized the compensation of all permanent employees hired during 2022. For South African employees, we converted taxable compensation to U.S. dollars using the rand to dollar exchange rate in effect on December 31, 2022.
Once our median employee was identified in the manner described above, we calculated the annual total compensation of the median employee using the same methodology that we used to determine the annual total compensation of the CEO, as reported in the Summary Compensation Table of this proxy statement.
It should be noted that the SEC pay ratio disclosure rules allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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EXECUTIVE COMPENSATION
Pay versus performance
As required by Section 953(a) of Dodd-Frank, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to the section entitled “Executive Compensation – Compensation Discussion and Analysis.”

The chart below outlines the difference between the total compensation reported in the Summary Compensation Table (“SCT”) and the new SEC-mandated Compensation Actually Paid ("CAP") calculation.

SCT Total vs. CAP
What's the same	What's different
•Salary •Bonus •Non-Equity Incentive Plan Compensation, and •All other compensation
•Equity awards
•The SCT total includes the grant-date fair value of equity awards granted during the year
•CAP includes the year-end fair value of equity awards granted during the year, plus changes in the fair value of awards issued in prior years, until the award vests

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EXECUTIVE COMPENSATION
Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO[1]	Compensation Actually Paid to PEO[2]	Average Summary Compensation Table Total for Non-PEO NEOs[3]	Average Compensation Actually Paid to Non-PEO NEOs[2]	Value of Initial Fixed $100 Investment Based On:		Net Loss (in millions)[6]	Adjusted EBITDA (in millions)[7]
					Total Shareholder Return[4]	Peer Group Total Shareholder Return[5]
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$11,935,832	$1,667,574	$4,443,790	$475,598	$26	$74	$(322.2)	$125.1
2021	17,406,594	1,829,642	5,880,054	412,314	84	121	(194.8)	66.6
2020	6,434,348	18,651,382	2,902,244	9,534,737	167	163	(216.5)	16.1
(1)The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Paucek (our Co-Founder and Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – Summary Compensation Table.”
(2)The dollar amounts reported in columns (c) and (e) represent the amount of “compensation actually paid” as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. The table provided below shows the amounts deducted from and added to the applicable SCT total compensation amount:

	PEO			Average Non-PEO NEO(a)
	2022	2021	2020	2022	2021	2020
Summary Compensation Table Total	$11,935,832	$17,406,594	$6,434,348	$4,443,790	$5,880,054	$2,902,244
Subtract Grant date fair value of equity awards granted in year	11,176,682	15,851,749	4,986,675	3,901,935	4,604,979	1,953,351
Equity award adjustments(b)(c)
Add Year-end fair value of equity awards	3,511,985	3,086,977	14,230,877	1,220,414	838,844	5,545,799
Add Year over year change in fair value of outstanding and unvested equity awards	(3,123,197)	(3,872,198)	3,038,050	(841,917)	(1,809,877)	2,264,755
Add Fair value as of vesting date of equity awards granted and vested in the year	1,102,490	1,062,176	—	357,630	292,107	44,648
Add Year over year change in fair value of equity awards granted in prior years that vested in the year	(582,854)	(2,158)	176,505	(400,168)	(183,835)	817,528
Subtract Fair value at the end of the prior year of equity awards that failed to meet vesting conditions in the year	—	—	241,723	402,216	—	86,886
Total Equity award adjustments	$908,424	$274,797	$17,203,709	$(66,257)	$(862,761)	$8,585,844
Compensation Actually Paid	$1,667,574	$1,829,642	$18,651,382	$475,598	$412,314	$9,534,737
(a)The NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Paul Lalljie, Mark Chernis, Matthew Norden and Harsha Mokkarala; (ii) for 2021, Paul Lalljie, Mark Chernis, Matthew Norden, James Kenigsberg and John Ellis; and (iii) for 2020, Paul Lalljie, Mark Chernis, Matthew Norden, and James Kenigsberg.
(b)The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(c)Fair value, or change in fair value, as applicable, of equity awards in the "Compensation Actually Paid" was determined by reference to (1) for RSUs, closing price of our stock on the applicable year-end dates or, in the case of vesting dates, the actual vesting price, (2) for financial PRSUs, the same valuation methodology as RSUs except year-end values are multiplied by the probability of achievement as of such date, (3) for market PRSUs, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date, determined based on the same methodology as used to determine grant date fair value, updated at each valuation date, or in the case of the vesting date, the

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EXECUTIVE COMPENSATION
actual vesting price, and (4) for stock options, a Black-Scholes value as of the applicable year-end or vesting date, determined based on the same methodology as used to determine grant date fair value, updated at each valuation date.
(3)The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Paucek) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Paul Lalljie, Mark Chernis, Matthew Norden and Harsha Mokkarala; (ii) for 2021, Paul Lalljie, Mark Chernis, Matthew Norden, James Kenigsberg and John Ellis; and (iii) for 2020, Paul Lalljie, Mark Chernis, Matthew Norden, and James Kenigsberg.
(4)Represents the year-over-year value, as of the end of the applicable fiscal year, of a hypothetical initial investment of $100 made on December 31, 2019 in the Company. The Company has not paid any cash dividends and, therefore, the Cumulative TSR calculation on its common stock is based solely upon stock price appreciation or depreciation and does not include any reinvestment of cash dividends.
(5)Represents the year-over-year value, as of the end of the applicable fiscal year, of a hypothetical initial investment of $100 made on December 31, 2019 into the peer group established by the Compensation Committee. For a list of the companies included in the peer group, refer to the section entitled “Executive Compensation – Compensation Discussion and Analysis.”
(6)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(7)Adjusted EBITDA is a non-GAAP measure. Refer to the appendix for a reconciliation to the most directly comparable GAAP measure. Adjusted EBITDA is defined as net income or net loss, as applicable, before net interest income (expense), other income (expense), net, taxes, depreciation and amortization expense, transaction costs, integration costs, restructuring-related costs, stockholder activism costs, certain litigation-related costs, consisting of fees for certain non-ordinary course litigation and other proceedings, impairment charges, losses on debt extinguishment, and stock-based compensation expense. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to company performance.

The following graph depicts the SCT total and CAP for the Company's PEO for the years ended December 31, 2022, 2021, and 2020, respectively.

PEO CAP vs PEO SCT

2023 Proxy Statement	79

EXECUTIVE COMPENSATION
Financial Performance Measures
As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term equity incentive program and bonus are selected based on an objective to incentivize our NEOs to increase the value of the Company for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
•Adjusted EBITDA
•Adjusted Net Income
•Company's TSR relative to the TSR of companies in the Russell 3000 index
•Revenue

Description of Relationships Between Compensation Actually Paid and Performance

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid vs. Cumulative TSR of the Company and Cumulative TSR of the Peer Group

18.7
$163
$167
$121
9.5
$100
$84
$74
$26
1.8
1.7
0.4
0.5
2019
2020
2021
2022
$ in millions,
except TSR data
PEO CAP
Non-PEO CAP
TWOU TSR
Peer TSR

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EXECUTIVE COMPENSATION

Compensation Actually Paid vs. Net Loss and Adjusted EBITDA
Compensation Actually Paid from 2020-2022

$18.7M
$9.5M
$1.8M
$0.4M
$1.7M
$0.5M
2020
2021
2022
PEO CAP
Non-PEO CAP

Trend of Net Loss from 2020-2022	Trend of Adjusted EBITDA from 2020-2022

$125.1M
$66.6M
$16.1M
2020
2021
2022
Adjusted EBITDA

2020
2021
2022
(216.5M)
(194.8M)
(322.2M)
Net Loss

2023 Proxy Statement	81

Audit matters.

Proposal three
Ratification of appointment of independent registered public accounting firm
The Audit Committee appointed KPMG LLP, independent registered public accounting firm, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2023. As a matter of good corporate governance, the Company’s stockholders will be requested to ratify the Audit Committee’s selection at the Meeting. KPMG LLP has audited the Company’s consolidated financial statements since 2013.
Although there is no requirement that KPMG LLP’s appointment be terminated if the ratification fails, the Audit Committee will consider the appointment of other independent registered public accounting firms if the stockholders choose not to ratify the appointment of KPMG LLP. The Audit Committee may terminate the appointment of KPMG LLP as our independent registered public accounting firm without the approval of the stockholders whenever the Audit Committee deems such termination appropriate.
KPMG LLP has affirmed that they are not aware of any relationships between KPMG LLP and the Company that may reasonably be thought to bear on their independence.
A representative of KPMG LLP is expected to be present (virtually) at the Meeting. The representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate stockholder questions at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Independent registered public accounting firm fees
Aggregate fees for professional services rendered by KPMG LLP for the years ended December 31, 2022 and 2021, were:

Type of Fee	2022	2021
Audit Fees(1)
Annual audit	$2,663,184	$2,244,651
Statutory audits	318,610	339,343
Comfort letters	—	55,000
Total Audit Fees	2,981,794	2,638,994
Audit-Related Fees	—	—
All Other Fees(2)	1,780	—
Total Fees	$2,983,574	$2,638,994
(1)Audit fees consisted of work performed in connection with the audit of our consolidated financial statements and internal controls included in our registration statements on Form S-8, our Annual Reports on Form 10-K, the reviews of the unaudited quarterly financial statements included in our Quarterly Reports on Form 10-Q and statutory audit fees in overseas jurisdictions.
(2)All other fees consisted of products and services related to an online accounting research tool.

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AUDIT MATTERS
Pre-approval of audit and permissible non-audit services
The Audit Committee has established in its charter a policy that every engagement of the Company’s independent registered public accounting firm to perform audit or permissible non-audit services on behalf of the Company or any of its subsidiaries requires pre-approval from the Audit Committee or its designee before such independent registered public accounting firm is engaged to provide those services. Under this policy, the Audit Committee may provide pre-approval for a particular defined task or scope of work, subject to a specific budget and for up to one year. The Audit Committee may also delegate pre-approval authority to one or more of the Audit Committee’s members, and the Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve services (other than the annual engagement) provided that any pre-approval decisions are reported to the Audit Committee at the next scheduled meeting. Our independent registered public accounting firm may not be retained to perform the non-audit services specified in Section 10A(g) of the Exchange Act. All fees described in the table above were approved by the Audit Committee.
Audit committee report*
The Board has ultimate authority and responsibility for effective corporate governance, including the role of oversight of the management of 2U. The Audit Committee’s purpose is to assist the Board in fulfilling its responsibilities to the Company and its stockholders by overseeing the accounting and financial reporting processes of 2U, the audits of 2U’s consolidated financial statements and the qualifications, selection and performance of the Company’s independent registered public accounting firm.
The Audit Committee reviews our financial reporting process on behalf of the Board. The Audit Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. Management has the primary responsibility for establishing and maintaining effective systems of internal and disclosure controls, for preparing financial statements, and for the public reporting process. KPMG LLP, 2U’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on our internal control over financial reporting.
With respect to the fiscal year ended December 31, 2022, the Audit Committee, among other things: oversaw the integrity of the Company’s financial statements and financial reporting processes, oversaw compliance with legal and regulatory requirements, reviewed the external auditors’ qualifications and independence (including auditor rotation), and evaluated the external auditors’ performance.
The Audit Committee has reviewed and discussed with management and KPMG LLP the audited consolidated financial statements for the year ended December 31, 2022. The Audit Committee also discussed with KPMG LLP all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC. In addition, the Audit Committee has received from KPMG LLP the written disclosures required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has had discussions with KPMG LLP regarding its independence from the Company and its management.
Based on the reviews and discussions described above, the Audit Committee recommended to our Board, and the Board approved, inclusion of the audited consolidated financial statements for the fiscal year ended December 31, 2022 in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.
Submitted by the Audit Committee
ROBERT M. STAVIS (CHAIR)
EARL LEWIS
PAUL A. MAEDER
GREGORY K. PETERS
*The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing of 2U under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that 2U specifically incorporates the Audit Committee Report by reference therein.

2023 Proxy Statement	83

Employee Stock Purchase Plan.

Proposal four
Approval of an Amendment to our 2017 Employee Stock Purchase Plan
The Board of Directors is asking our stockholders to approve an amended and restated version of the 2U, Inc. Employee Stock Purchase Plan (the "ESPP"). The ESPP was initially adopted by the Board and stockholders in 2017 (the "Current ESPP"). The Compensation Committee of the Board approved an amended and restated version of the ESPP (the "Amended ESPP") on April 4, 2023, subject to stockholder approval at the Meeting. The Amended ESPP would increase the number of shares of common stock authorized for issuance thereunder by 2 million shares to a total of 3 million shares.
The ESPP is intended to provide a convenient and practical means by which employees may participate in stock ownership of the Company. The ESPP serves the best interests of our stockholders by:
•aligning employees' interests with those of our stockholders;
•reinforcing a culture of ownership; and
•enhancing the Company's ability to attract and retain highly qualified and motivated employees in a competitive marketplace.
We recommend that stockholders approve the Amended ESPP to ensure that the number of shares available for issuance under the ESPP is sufficient in light of the expected levels of ongoing participation and to help the Company meet the goals of its compensation strategy.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL OF AN AMENDMENT TO OUR 2017 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

Summary of Employee Stock Purchase Plan
The following summary of the Amended ESPP is qualified in its entirety by reference to the complete text of the Amended ESPP, which is attached to this proxy statement as Appendix A. The Amended ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").
The Amended ESPP increases the number of shares of common stock authorized for issuance thereunder by 2 million shares to 3 million shares; it does not make any other changes to the Current ESPP. If this proposal is rejected by stockholders, the total number of shares authorized and reserved for issuance under the ESPP will remain at 1 million, of which approximately 172,510 remained available for issuance as of March 31, 2023. Based on our current forecasts and estimated participation rates, if the Amended ESPP is not approved, it is anticipated that the Current ESPP will run out of available shares in approximately fiscal year 2023.
We believe that the ESPP furthers the interests of the Company and our stockholders by providing participating employees with the opportunity to acquire an ownership interest in the Company aligning employees' interests with those of our stockholders, reinforcing a culture of ownership, and enhancing the Company's ability to attract and retain highly qualified and motivated employees in a competitive marketplace. To continue to provide employees with benefits under the ESPP, we believe that additional shares must be authorized because the number of shares remaining available for issuance under the Current ESPP will not be sufficient in light of the expected levels of ongoing participation.
In considering its recommendation to seek stockholder approval for the addition of 2 million shares to the ESPP, the Board considered the historical number of shares purchased under the ESPP in the past 5 fiscal years. The Board also considered the Company’s expectation that the additional shares should last through approximately fiscal year 2027. However, the additional shares could last for a longer or shorter period of time based on various factors which cannot be predicted, including the growth of our employee population, future ESPP offering practices, our share price, and prevailing market conditions. In the event that more shares are required for the ESPP in the future, the prior approval of our stockholders will be required.

84

EMPLOYEE STOCK PURCHASE PLAN
Description of the Amended ESPP
Administration. The Amended ESPP is administered by our Board of Directors or a committee appointed by our Board of Directors for such purpose (the "Committee"). The Committee has full discretionary authority to interpret and construe any provision of the Amended ESPP and to adopt such rules and regulations for administering the Amended ESPP as it deems necessary, provided such actions are not inconsistent with the Amended ESPP or the requirements of the Internal Revenue Code. The Committee may appoint an employee or several employees of the Company or a qualified third party to administer the plan (the plan administrator).
Shares Authorized for Issuance. As noted above, if stockholders approve this proposal, the total number of shares authorized and reserved for issuance under the Amended ESPP will be 3 million shares. Such number of shares is subject to adjustments for certain capital transactions as described below. As of April 3, 2023, the closing price of our shares on the Nasdaq was $6.85 per share.
Adjustments. In the event that adjustments are made in the number of outstanding shares of our common stock or such shares are exchanged for a different class of stock of the Company or for shares of stock of any other corporation by reason of stock dividend, stock split or other similar transactions, the Committee may make appropriate adjustments in (i) the number and class of shares or other securities that may be reserved for purchase, or purchased under the Amended ESPP and (ii) the purchase price of a share of our common stock under the plan. All such adjustments will be made in the sole discretion of the Committee, and its decision will be binding and conclusive.
Eligibility. Each of our employees who is scheduled to work at least 20 hours per week is eligible to participate in the Amended ESPP. An employee may enroll upon commencement of employment or prior to the first day of the next offering period. In accordance with the requirements of the Internal Revenue Code, an employee who owns five percent or more of the total combined voting power or value of all classes of our stock is not eligible to participate in the Amended ESPP. For purposes of determining who is a five percent owner, attribution of ownership rules apply, and shares of stock subject to outstanding options are taken into account. As of April 1, 2023 there are approximately 2,508 eligible participants, based on the current population of the Company.
Offering Period. Under the Amended ESPP, the plan will proceed as a series of consecutive half-year offering periods. The current offering period began on January 1, 2023, and will end on June 30, 2023. Unless the Committee determines otherwise prior to the beginning of an offering period, each subsequent offering period will begin each July 1 and January 1 (or the next trading day, if such date is not a trading day) and will last for six months, ending on December 31 or June 30, as the case may be (or the next trading day, if such date is not a trading day).
Participation. Payment for shares of our common stock purchased under the Amended ESPP are made by authorized payroll deductions in accordance with instructions received from a participant. Such deductions may be between 1% and 15% of the participant's salary or wage compensation received from the Company as in effect at the start of the offering period. On the last trading date of each offering period, the amount in a participant's account will be used to purchase shares of our common stock by the participant. The balance, if any, in the participant's account following the purchase will be carried forward to the next offering period.
Option Price. The option price per share of our common stock sold to participants under the Amended ESPP will not be less than eighty-five percent (85%) of the fair market value (“Discounted Fair Market Value”) on the exercise date of the applicable offering period. However, the Committee, prior to the commencement of an offering period, may determine that the option price per share of our common stock sold to participants will be the lesser of the Discounted Fair Market Value on either the applicable exercise date or offering date.
Cessation of Participation. Participants may withdraw from the Amended ESPP at any time by filing a notice of withdrawal with the plan administrator prior to the end of the offering period. A participant who elects to cease participation in the Amended ESPP for a particular offering period may not rejoin that offering period at a later date. Participation ends automatically if the participant ceases to be an eligible employee for any reason (including death, disability, termination of employment, or other change in status). If a participant ceases to participate in the Amended ESPP, the dollar amount in such participant's account will be refunded to the participant, or in the case of death, the participant's designated beneficiary on file or estate, or otherwise disposed of in accordance with policies and procedures prescribed by the Committee in cases where such a refund may not be possible.
Maximum Number of Purchasable Shares. The maximum number of shares that a participant may purchase in any calendar year is equal to $25,000 divided by the closing selling price per share of our common stock on the last trading day of the offering period, subject to share adjustments in connection with certain events as described above. The Committee may establish additional limits before the start of any offering period.

2023 Proxy Statement	85

EMPLOYEE STOCK PURCHASE PLAN
Amendment. The Committee may amend or terminate the Amended ESPP at any time. However, the Committee may not amend the Amended ESPP without stockholder approval if such amendment increases the number of shares of common stock issuable under the Amended ESPP (except for permissible adjustments discussed above) or changes the granting corporation to one other than the Company.
Termination. Unless sooner terminated by the Committee, the Amended ESPP will continue in effect through, and including June 1, 2027. The Amended ESPP will be suspended if at any time all shares available for issuance under the Amended ESPP have been issued.
Benefits under the Amended ESPP. The benefits to be received by our executive officers and employees under the Amended ESPP are not determinable because, under the terms of the Amended ESPP, the amounts of future stock purchases are based upon elections made by eligible employees subject to the terms and limits of the Amended ESPP. Directors who are not employees do not qualify as eligible employees and thus cannot participate in the Amended ESPP. Future purchase prices are not determinable because they will be based upon the closing selling price of our common stock on the applicable purchase date. No options to purchase shares have been granted, and no shares have been issued with respect to the 2 million shares for which stockholder approval is sought under this proposal.
Existing Plan Benefits. Our NEOs, which comprise all of our executive officers, are not eligible to participate in the ESPP. The aggregate number of shares purchased under the ESPP by our non-executive officer employee group through March 31, 2023 was 827,490.
Federal Income Tax Effects. The federal income tax consequences applicable to the Company and grantees in connection with awards under the Amended ESPP are complex and depend, in large part, on the surrounding facts and circumstances. Under current federal income tax laws, a participant will generally recognize income, and the Company will be entitled to a deduction, with respect to options granted under the Plan as follows. The Amended ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Options granted under the Amended ESPP are intended to qualify as “incentive stock options” with the meaning of Section 423 of the Code (an “ISO”). The grant of an ISO will not result in any immediate tax consequences to the Company or the participant. A participant will not realize taxable income, and the Company will not be entitled to any deduction, upon the timely exercise of an ISO, but the excess of the fair market value of the common stock acquired over the exercise price will be an item of tax preference for purposes of the alternative minimum tax. If the participant does not dispose of the common stock acquired within one year after its receipt (or within two years after the date the option was granted), the gain or loss realized on the subsequent disposition of the common stock will be treated as long-term capital gain or loss and the Company will not be entitled to any deduction. If the participant disposes of the common stock acquired less than one year after its receipt (or within two years after the option was granted), the participant will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Upon such a disqualifying disposition, the Company will be entitled to a deduction in the same amount and at the same time as the participant realizes such ordinary income. Any amount realized by the participant in excess of the fair market value of the common stock on the date of exercise will be taxed to the participant as capital gain.

86

Amendment to Our Certificate of Incorporation.

Proposal five
Approval of an Amendment to the Company's Certificate of Incorporation to Permit the Exculpation of Officers
Section 102(b)(7) of the General Corporation Law of the State of Delaware was amended effective August 1, 2022 to authorize exculpation of officers of Delaware corporations. Specifically, the amendments extend the opportunity for Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions. This provision would not exculpate officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.
Officers are required to make decisions on crucial matters, often in response to time-sensitive opportunities and challenges. Such decisions can create risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting the economic impact of this type of litigation to our Company would empower officers to best exercise their business judgment in furtherance of stockholder interests.
The Board believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent. Further, the potential for personal liability can increase the costs incurred by the Company to procure liability insurance for claims against our officers. By amending the current exculpation provision in the Company's Certificate of Incorporation to also provide exculpation for officers, these concerns and costs may be reduced. This protection has long been afforded to directors and more closely aligning the exculpation of directors and officers will remove a discrepancy in the treatment of directors in breach of duty claims that is not currently afforded to our officers. Accordingly, given the potential benefits anticipated to accrue to the Company, including the associated benefits to our stockholders, and the limited types of claims that would be exculpated, the Board believes that the proposal to extend exculpation to officers is fair and in the best interests of the corporation and its stockholders.
The full text of the proposed Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix B.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT EXCULPATION OF OFFICERS.

Proposed Amendment and Restatement of the Current Certificate of Incorporation
The proposed Amended and Restated Certificate of Incorporation would authorize the exculpation of officers for personal liability for breach of the duty of care in certain actions as permitted by Section 102(b)(7) of the Delaware General Corporation Law.
This description of the proposed Amended and Restated Certificate of Incorporation is a summary and is qualified by the full text of the proposed Amended and Restated Certificate of Incorporation, which is attached to this proxy statement as Appendix B and is marked to show the changes described above.

2023 Proxy Statement	87

Security ownership of certain beneficial owners and management.
The following table sets forth the beneficial ownership of our common stock as of March 31, 2023 by:
•each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
•each of our Named Executive Officers;
•each of our directors; and
•all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before May 30, 2023, which is 60 days after March 31, 2023. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For certain stockholders, the percentage ownership assumes the exercise of options. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for persons listed in the table is c/o 2U, Inc., 7900 Harkins Road, Lanham, Maryland 20706.

Name of Beneficial Owner	Shares Held Directly	Shares Acquirable Within 60 Days(1)	Total Beneficial Ownership	Percentage
Principal Stockholders:
ARK Investment Management LLC(2)	—	—	9,166,015	11.5%
The Vanguard Group(3)	—	—	7,388,597	9.3%
Blackrock, Inc.(4)	—	—	6,220,507	7.8%
Nikko Asset Management Americas, Inc.(5)	—	—	5,517,725	6.9%
Morgan Stanley(6)	—	—	5,034,281	6.3%
Greenvale Capital LLP(7)	—	—	4,847,164	6.1%
Executive Officers and Directors
Christopher J. Paucek	580,067	1,122,416	1,702,483	2.1%
Paul S. Lalljie	290,989	35,808	326,797	*
Matthew J. Norden	78,522	60,586	139,108	*
Harsha Mokkarala	102,436	76,472	178,908	*
John M. Larson	86,500	51,892	279,822	*
Edward S. Macias	41,752	45,734	87,486	*
Paul A. Maeder(8)	182,686	57,827	280,459	*
Robert M. Stavis(9)	138,974	52,784	263,205	*
Timothy M. Haley(10)	24,861	39,795	115,013	*
Sallie L. Krawcheck	39,552	68,610	108,162	*
Earl Lewis	26,833	69,279	96,112	*
Coretha M. Rushing	24,519	39,743	64,262	*
Gregory K. Peters	164,589	33,058	197,647	*
Alexis Maybank	15,217	26,530	41,747	*
All current directors and executive officers as a group (14 persons)	1,797,497	1,780,534	3,881,211	4.8%
*Represents beneficial ownership of less than 1%.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(1)Reflects the number of shares that could be acquired by exercise of options exercisable as of March 31, 2023 or 60 days thereafter and the number of shares underlying restricted stock units that vest within 60 days of March 31, 2023.
(2)Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 10, 2023 by ARK Investment Management LLC (“ARK”). According to its Schedule 13G filing, ARK has sole dispositive power with respect to 9,166,015 shares of our common stock, shared dispositive power with respect to 0 shares of our common stock, sole voting power with respect to 8,092,723 shares of our common stock and shared voting power with respect to 651,192 shares of our common stock. The principal business address of ARK is 200 Central Avenue, St. Petersburg, FL 33701.
(3)Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group (“Vanguard”). According to its Schedule 13G filing, Vanguard has sole dispositive power with respect to 7,258,901 shares of our common stock, shared dispositive power with respect to 126,696 shares of our common stock, sole voting power with respect to 0 shares of our common stock and shared voting power with respect to 50,463 shares of our common stock. The principal business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(4)Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 3, 2023 by BlackRock, Inc. (“BlackRock”). According to its Schedule 13G filing, BlackRock has sole dispositive power with respect to 6,220,507 shares of our common stock, shared dispositive power with respect to 0 shares of our common stock, sole voting power with respect to 5,873,792 shares of our common stock and shared voting power with respect to 0 shares of our common stock. The principal business address of BlackRock is 55 East 52nd Street, New York, NY 10055.
(5)Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 10, 2023 by Nikko Asset Management Americas, Inc. (“NAM”) as subsidiary to Sumitomo Mitsui Trust Holdings Inc. and Nikko Asset Management Co., Ltd. According to its Schedule 13G filing, NAM has sole dispositive power with respect to 0 shares of our common stock, shared dispositive power with respect to 5,517,725 shares of our common stock, sole voting power with respect to 0 shares of our common stock and shared voting power with respect to 3,583,728 shares of our common stock. The principal business address of NAM is 605 Third Avenue, 38th Floor, New York, NY 10158.
(6)Beneficial ownership information is based on a Schedule 13G filed with the SEC on February 8, 2023 by Morgan Stanley. According to its Schedule 13G filing, Morgan Stanley has sole dispositive power with respect to 0 shares of our common stock, shared dispositive power with respect to 5,034,281 shares of our common stock, sole voting power with respect to 0 shares of our common stock and shared voting power with respect to 5,005,696 shares of our common stock. The principal business address of Morgan Stanley is 1585 Broadway, New York, NY 10036.
(7)Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 14, 2023 by Greenvale Capital LLP ("Greenvale"). According to its Schedule 13G filing, Greenvale has sole dispositive power with respect to 4,847,164 shares of our common stock, shared dispositive power with respect to 0 shares of our common stock, sole voting power with respect to 4,847,164 shares of our common stock and shared voting power with respect to 0 shares of our common stock. The principal business address of Greenvale is 1st Floor, 1 Vere Street, London W1G 0DF, United Kingdom.
(8)39,946 shares of common stock are held by Altaheide LLC (“Altaheide”). Mr. Maeder may be deemed to have beneficial ownership of the shares held by Altaheide.
(9)Shares of common stock held indirectly consist of (a) 35,707 shares of common stock are held by Stavis Ventures II, LLC (“Stavis Ventures”) and (b) 35,740 shares of common stock held by Stavco Venture Holdings LLC (“Stavco Venture Holdings”). Stavis Ventures is controlled by Mr. Stavis and Stavco Venture Holdings is controlled by Mr. Stavis' spouse. Mr. Stavis disclaims beneficial ownership of the shares held by Stavis Ventures and Stavco Venture Holdings, except to the extent of his pecuniary interest therein.
(10)Shares of common stock held indirectly consist of (a) 43,530 shares of common stock are held by the Haley-McGourty Family Trust U/D/T 9/27/96 (the “Haley Trust”) and (b) 6,827 shares of common stock held by Haley-McGourty Partners (“Haley Partners”). Mr. Haley may be deemed to have beneficial ownership of the shares held by the Haley Trust and Haley Partners.
We know of no arrangements, the operation of which may at a subsequent date result in the change of control of the Company.

2023 Proxy Statement	89

Questions and answers about these proxy materials and voting.
What is the purpose of the Meeting?
At the Meeting, stockholders will consider and vote on the following matters:
•To elect two Class III directors, nominated by the Board, to serve on the Board until the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal;
•To approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers;
•To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year;
•To approve an amendment to the Company’s 2017 Employee Stock Purchase Plan to increase the number of authorized shares;
•To approve the amendment to the Company's Certificate of Incorporation to permit the exculpation of officers; and
•To transact such other business as may properly come before the Meeting or any adjournment thereof.
These proxy solicitation materials are being sent to our stockholders on or about April [__], 2023.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent our stockholders of record and beneficial owners a notice regarding Internet availability of proxy materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail on an ongoing basis. A stockholder’s election to receive proxy materials by mail will remain in effect until the stockholder terminates such election.
Why is this Meeting being held virtually?
We believe that hosting the Meeting online enables increased attendance and participation from locations around the world, reduces costs and aligns with the Company’s broader sustainability goals. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.
How can I get electronic access to the proxy materials?
You can view the proxy materials on the Internet at: www.proxyvote.com. Please have your 16-digit control number available. Your 16-digit control number can be found on your Notice. If you requested and received a paper copy of your proxy materials, your 16-digit control number can be found on your proxy card.
Our proxy materials are also available on our Investor Relations website at: http://investor.2u.com. References to our website in this proxy statement are not intended to function as hyperlinks, and the information contained on our website is not intended to be incorporated into this proxy statement.
Who is entitled to vote at the Meeting?
The Board has determined that those stockholders who are recorded in our record books as owning shares of the Company’s common stock, par value $0.001 per share, as of the close of business on April 10, 2023 (the "Record Date"), are entitled to receive notice of and to vote at the Meeting. As of the Record Date, there were [__] shares issued and outstanding. Each share of our common stock that you owned on the Record Date entitles you to one vote on each matter that is voted on at the Meeting. Your shares may be (1) held directly in your name as the stockholder of record and/or (2) held for you as the beneficial owner through a broker, bank or other nominee. Our common stock is our only class of outstanding voting securities.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

90

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company (“AST”), you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person (virtually) at the Meeting.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and your broker, bank or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote your shares and are also invited to attend the Meeting. However, because you are not the stockholder of record, you may not vote these shares in person (virtually) at the Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker, bank or nominee, as the stockholder of record, has enclosed or provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares, or, if permitted by your broker, bank or nominee, you may be able to use the Internet or telephone to provide voting instructions. If you do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each item?” below.
What do I need to attend the virtual Meeting?
We will be hosting our Meeting via live webcast. Stockholders can attend the Meeting online at: www.virtualshareholdermeeting.com/TWOU2023. The webcast will begin at 2:00 p.m., Eastern Time. We encourage you to access the Meeting prior to the start time. Online check-in will begin at 1:45 p.m. Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures. In order to participate in the Meeting, you will need the 16-digit control number located on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Additional rules of conduct regarding the Meeting may be provided during the Meeting.
How can I submit a question at the Meeting?
If you would like to submit a question for the Meeting, you may do so at: www.virtualshareholdermeeting.com/TWOU2023, by typing your question into the dialog box provided at any point during the Meeting (until the floor is closed to questions).
Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered together.
Will the virtual Meeting be available for replay?
A replay of the meeting will be available approximately 24 hours after the Meeting at www.virtualshareholdermeeting.com/TWOU2023. The replay will be available for one year.
What if I have technical difficulties or trouble accessing the Meeting?
If you encounter any technical difficulties with accessing the virtual Meeting, please call the technical support number that will be posted on the Meeting website log-in page.
How do I vote?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker, bank or nominee.
Please refer to the summary instructions below and those included on your proxy card and in the Notice or, for shares held in street name, the voting instruction card included by your broker, bank or nominee.
Stockholder of Record
If you are a stockholder of record, the Notice instructs you as to how (i) you may access and review all of the proxy materials on the Internet, (ii) you may submit your proxy, and (iii) to receive paper copies of the proxy materials if you wish. No printed materials will be available unless you specifically request them by following the instructions in the “Notice Regarding the Availability of Proxy Materials.”

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Vote by mail
You may vote by mail by marking, signing and dating your proxy card and mailing it in the pre-addressed envelope. If the pre-addressed envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you provide specific voting instructions, your shares will be voted as you instruct, unless you validly revoke your proxy. Broadridge must receive your proxy card no later than June 05, 2023, the day before the Meeting, for your proxy and your vote to be counted. If you sign and return your proxy card but you do not specify how you want to vote your shares, we will vote them as recommended by the Board, if applicable, which is set forth above. We do not currently anticipate that any other matters will be presented for action at the Meeting. If any other matters are properly presented for action, the persons named on your proxy will vote your shares on these other matters in their discretion, under the discretionary authority you have granted to them in your proxy.

Vote by Internet
To vote via the Internet before the Meeting, log on to: www.proxyvote.com and follow the instructions on the Notice or proxy card. We permit Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. You must submit your Internet proxy before 11:59 p.m., Eastern Time on June 05, 2023, the day before the Meeting, for your proxy and your vote to be counted. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. You may also vote during the Meeting at: www.virtualshareholdermeeting.com/TWOU2023 by using the 16-digit control number on your Notice or proxy card.

Vote by telephone
To vote via telephone call the toll-free number on your Notice or proxy card. Telephone voting is available 24 hours per day until 11:59 p.m., Eastern Time on June 05, 2023, the day before the meeting.

Beneficial Owner
If you hold shares through a broker, bank or nominee in street name, you will need to follow the voting instructions provided by your broker, bank or nominee. Many brokers, banks or nominees offer the option to vote by the Internet or telephone. The availability of Internet and telephone voting for beneficial owners will depend on the voting process of your broker, bank or other holder of record. Therefore, we recommend that you follow the voting instructions you receive.
If you own shares in street name through a broker, bank or nominee and you do not provide instructions to your broker, bank or nominee on how to vote your shares, your broker, bank or nominee has discretion to vote these shares on certain “routine” matters, including the ratification of the appointment of KPMG LLP as our independent registered public accounting firm. However, on non-routine matters, such as the election of directors and the approval, on a non-binding advisory basis, of the compensation of the Company’s NEOs, your broker must receive voting instructions from you because it does not have discretionary voting power for these proposals. Therefore, it is important that you provide voting instructions to your broker, bank or other nominee. So long as the broker has discretion to vote on at least one proposal, these “broker non-votes” are counted toward establishing a quorum.
Can I change my vote after I submit my proxy or voting instructions?
Yes. If you hold shares directly as the stockholder of record, even after you have submitted your proxy, you may change your vote at any time prior to the close of voting at the Meeting by:
•filing with our Corporate Secretary at 7900 Harkins Road, Lanham, Maryland 20706 a signed, original written notice of revocation dated later than the proxy you submitted;
•submitting a duly executed proxy card bearing a later date; or
•voting again via the Internet, including during the Meeting.
If you grant a proxy, you are not prevented from attending the Meeting (virtually) and voting via Internet at the Meeting. However, your attendance at the Meeting will not by itself revoke a proxy that you have previously granted; you must vote via Internet at the Meeting to revoke your proxy.
If your shares are held in a stock brokerage account or by a bank or other nominee, you may revoke your voting instructions by following the instructions provided by your broker, bank or nominee.
All shares that have been properly voted and not revoked will be voted at the Meeting.
Is there a list of stockholders entitled to vote at the Meeting?

92

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
A complete list of stockholders entitled to vote at the Meeting will be available for examination by the Company’s stockholders for any purpose germane to the Meeting for a period of ten days prior to the Meeting during regular business hours, at the Company’s principal place of business at 7900 Harkins Road, Lanham, Maryland 20706.
What constitutes a quorum to transact business at the Meeting?
Before any business may be transacted at the Meeting, a quorum must be present. The presence at the Meeting, in person (virtually) or by proxy, of the holders of a majority of the outstanding shares of stock entitled to vote will constitute a quorum. At the close of business on the Record Date, [__] shares were issued and outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting for purposes of a quorum.
What is the recommendation of the Board of Directors?
Our Board recommends a vote “FOR” the election of each of the two Class III directors, nominated by the Board, to serve on the Board until the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal; “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers; “FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year; "FOR" the approval of an amendment to the Company's Employee Stock Purchase Plan to increase the number of authorized shares issuable thereunder and “FOR” the approval of an amendment to our Certificate of Incorporation to permit the exculpation of officers.
What vote is required to approve each item?
For each of the proposals, the applicable voting recommendation, and treatment of abstentions and broker-non votes are as follows:

Voting Item		Voting Standard	Treatment of Abstentions	Treatment of Broker Non-Votes
1	Election of Directors	Majority of votes cast	No effect	No effect
2	Advisory Approval of Compensation of our Named Executive Officers	Majority of votes present or represented by proxy at the Meeting	Same effect as votes “AGAINST”	No effect
3	Ratification of Appointment of KPMG LLP	Majority of votes present or represented by proxy at the Meeting	Same effect as votes “AGAINST”	Not applicable as brokers generally have discretion to vote
4	Approval of an amendment to our Employee Stock Purchase Plan to increase authorized shares	Majority of votes present or represented by proxy at the Meeting	Same effect as votes “AGAINST”	No effect
5	Approval of an amendment to our Certificate of incorporation to permit the exculpation of officers	Affirmative vote of at least 66 2/3% of the outstanding shares of our common stock entitled to vote at the Meeting	Same effect as votes “AGAINST”	Same effect as votes “AGAINST”
A “broker non-vote" occurs when a broker, bank or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If you are a beneficial owner, your broker, bank or other holder of record is permitted to vote your shares on “routine” matters even if the record holder does not receive voting instructions from you. Absent instructions from you, the record holder may not vote on any “non-routine” matter, including the election of directors and the approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers. Without your voting instructions, a broker non-vote will occur.
Where can I find the voting results of the Meeting?
We will announce preliminary voting results at the Meeting and will publicly disclose results in a Current Report on Form 8-K within four business days after the date of the Meeting.
Who will count the votes?
A representative from Broadridge Financial Solutions will both tabulate the votes and serve as the inspector of election.
Who will pay for the cost of this proxy solicitation?
We will bear the costs of soliciting proxies. We are soliciting proxies for the Meeting in the following ways:

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
•Our directors, officers and employees may, without additional pay, solicit proxies by telephone or by electronic communication.
•We will request banks, brokers, nominees, custodians and other fiduciaries who hold shares in street name to forward these proxy solicitation materials to the beneficial owners of those shares, and we will reimburse them the reasonable out-of-pocket expenses they incur in doing so.
When are stockholder proposals and director nominations due for next year’s annual meeting of stockholders?
Any proposals that our stockholders wish to have included in our proxy statement and form of proxy for the 2024 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than the close of business on December [_], 2023 and must otherwise comply with the requirements of Rule 14a-8.
For proposals or nominations outside of Rule 14a-8, the Company’s amended and restated bylaws (the “Bylaws”) provide that, in order for a stockholder to nominate a director or bring a proposal before the stockholders at an annual meeting of the Company other than matters set forth in the Notice of Meeting, such stockholder must have delivered timely prior written notice to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on March 8, 2024 nor earlier than the close of business on February 7, 2024. In the event that the date of the annual meeting is advanced more than 25 days prior to or delayed by more than 25 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which the public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above. Stockholders are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. A copy of the Bylaws can be obtained without charge by written request to the Corporate Secretary, 7900 Harkins Road, Lanham, Maryland 20706 and is available without charge on the Company’s website at: http://investor.2u.com.
Any proposals or notices should be sent to:
2U, INC.
7900 HARKINS ROAD
LANHAM, MARYLAND 20706
ATTENTION: CORPORATE SECRETARY
NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL UNDER NO CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

94

Incorporation by reference.
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate this proxy statement or future filings made by 2U into such filings, and those portions of the information included under the caption “Audit Committee Report” required by the SEC’s rules to be included therein, shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by 2U under those statutes, except to the extent we specifically incorporate these items by reference.
We have not incorporated by reference into this proxy statement the information included on or linked from our website, and you should not consider it to be part of this proxy statement.
Important notice regarding delivery of stockholder documents.
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy proxy material delivery requirements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is referred to as “householding,” potentially provides extra convenience for stockholders and reduces printing and postage costs for companies.
Some brokers utilize the householding process for proxy materials, in which case, only one copy of this proxy statement or our Annual Report to Stockholders may be sent to two or more stockholders sharing the same address. Stockholders who participate in householding will continue to receive separate proxy cards. If you hold your 2U stock in “street name,” additional information regarding householding of proxy materials should be forwarded to you by your broker.
If you wish to receive a separate copy of this proxy statement or our Annual Report to Stockholders, we will promptly deliver one to you upon request. You can notify us by sending a written request to 2U, Inc., 7900 Harkins Road, Lanham, Maryland 20706, Attention: Corporate Secretary, or by calling the Corporate Secretary at (301) 892-4350. In addition, if you would like to receive separate proxy statements and annual reports of 2U in the future, or if you are receiving multiple copies of annual reports and proxy statements at an address shared with another stockholder and would like to participate in householding, please notify your broker if your shares are held in a brokerage account or us at the above address and telephone number if you hold registered shares.

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Other matters.
The Board knows of no other matters that have been submitted for consideration at the Meeting other than those referred to in this proxy statement. By submitting the proxy, the stockholder authorizes the persons named on the proxy to use their discretion in voting on any matter brought before the Meeting.
By Order of the Board of Directors,
CHRISTOPHER “CHIP” PAUCEK
Co-Founder & Chief Executive Officer
April [__], 2023

96

Appendix A – Amended ESPP

2U, INC.

2017 EMPLOYEE STOCK PURCHASE PLAN

(As amended as of ___, 2023)

Section 1. Purpose of the Plan

The 2U, Inc. Employee Stock Purchase Plan is intended to encourage employee participation in the ownership and economic progress of the Company pursuant to a plan that is designed to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

Section 2. Definitions

Unless the context clearly indicates otherwise, the following terms have the meanings set forth below:

(a) "*Board*" shall mean the board of directors of the Company.

(b) "*Code*" shall mean the United States Internal Revenue Code of 1986, as amended from time to time, together with any applicable regulations issued thereunder.

(c) "*Committee*" shall mean the Board, or a committee designated by the Board to administer the Plan, which Committee shall administer the Plan as provided in Section 3 hereof.

(d) "*Common Stock*" shall mean the common stock, $0.001 par value per share, of the Company.

(e) "*Company*" shall mean 2U, Inc. or any successor corporation.

(f) "*Compensation*" shall mean the fixed salary or base hourly wage paid by the Company or a Designated Subsidiary, as applicable, to an Employee as reported by the Company (or by a Designated Subsidiary) to the United States government (or other applicable government) for income tax purposes, including an Employee's portion of salary deferral contributions pursuant to Section 401(k) of the Code and any amount excludable pursuant to Section 125 of the Code, but excluding items such as commissions, bonuses, fees, overtime pay, severance pay, expenses, stock option or other equity incentive income, or other special emolument or any credit or benefit under any employee plan maintained by the Company.

(g) "*Continuous Status as an Employee*" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company (including, but not limited to, military or sick leave), provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(h) "*Designated Subsidiary*" shall mean any Subsidiary of the Company that is designated by the Committee to participate in the Plan. The Committee may, from time to time, designate any Subsidiary from among a group consisting of the Company and its related corporations, including corporations having become parents or Subsidiaries of the Company after the adoption and approval of the Plan.

(i) "*Employee*" shall mean any employee of the Company or a Designated Subsidiary who is scheduled to work for the Company or such Designated Subsidiary, as the case may be, for a minimum of twenty (20) hours per week.

(j) "*Exchange Act*" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

(k) "*Exercise Date*" shall mean the last trading day of each Offering Period, unless otherwise determined by the Committee.

(l) "*Fair Market Value*" shall mean, as of any date, the value of the Common Stock determined as follows:

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(1) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(2) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(3) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(m) "*Offering Date*" shall mean the first trading day of each Offering Period, unless otherwise determined by the Committee.

(n) "*Offering Period*" or "*Period*" shall mean the Plan Half-Year beginning on an Offering Date and ending on the next succeeding Exercise Date, or such other period as determined by the Committee. As used herein, the term "Offering Period" shall refer to all Offering Periods under the Plan as the context requires. No offering period may exceed five years from the Offering Date, except as set forth in Section 7(a).

(o) "*Option Price*" shall mean the purchase price of a share of Common Stock as provided in Section 7(a) hereof.

(p) "*Participant*" shall mean any Employee who (i) is eligible to participate in the Plan under Section 6(a) hereof and (ii) elects to participate in the Plan with respect to any Offering Period.

(q) "*Plan*" shall mean the 2U, Inc. 2017 Employee Stock Purchase Plan, as the same may be amended from time to time.

(r) "*Plan Account*" or "*Account*" shall mean an account established and maintained in the name of each Participant.

(s) "*Plan Administrator*" shall mean any Employee or Employees or a third party qualified to act as the Plan Administrator appointed pursuant to Section 3 hereof.

(t) "*Plan Half-Year*" shall mean each six (6) month period during the term of the Plan, commencing on January 1, 2017.

(u) "*Subsidiary*" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an option, each of the corporations other than the last corporation in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

Section 3. Administration of Plan

Subject to oversight by the Board, the Committee shall have the sole authority and complete discretion to administer the Plan and to make and adopt rules and regulations not inconsistent with the provisions of the Plan or the Code. Further, the Committee shall have the sole authority to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan. Its interpretations and decisions in respect of the Plan shall, subject to the aforesaid, be final and conclusive. The Committee shall have the authority to appoint a Plan Administrator and to delegate to the Plan Administrator such authority with respect to the administration of the Plan as the Committee, in its sole discretion, deems advisable from time to time.

Section 4. Effective Date of the Plan

The Plan shall become effective on June 1, 2017, subject to the approval of the Company's stockholders.

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Section 5. Term of the Plan

The Plan shall continue in effect until the earlier of (i) the date when no shares of Common Stock are available for issuance under the Plan (at which time the Plan shall be suspended as set forth in Section 8(c)), or (ii) the tenth anniversary of the Effective Date, unless terminated prior thereto by the Committee, which shall have the right to terminate the Plan at any time. Upon any such termination, the balance, if any, in each Participant's Account shall be refunded to her or him, or otherwise disposed of in accordance with the policies and procedures prescribed by the Committee in cases where such a refund is not possible.

Section 6. Participation

(a) **Eligibility**. Participation in the Plan is limited to Employees who meet the requirements of this Section 6(a). Each Employee may become a Participant by completing the enrollment procedures prescribed by, or on behalf of, the Plan Administrator, as revised from time to time. An Employee may enroll upon the commencement of employment or prior to the Offering Date of the next Plan Half-Year during the term of the Plan. For new Employees, such enrollment shall be effective for the next Offering Period, subject to such administrative rules as the Committee or Plan Administrator may establish. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to purchase Common Stock under the Plan if, immediately after the option is granted, such Employee (or any other person whose shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary or parent of the Company. Any amounts received from an Employee which cannot be used to purchase Common Stock as a result of this limitation will be returned as soon as practicable to the Employee without interest.

(b) **Payroll Deductions**. Payment for shares of Common Stock purchased hereunder shall be made by authorized payroll deductions from each payment of Compensation in accordance with instructions received from a Participant. Such deductions shall be expressed as a whole number percentage which shall be not less than one percent (1%) and not more than fifteen percent (15%) of the Participant's Compensation as in effect at the start of such Offering Period. A Participant may not increase the deduction during an Offering Period. However, a Participant may change the percentage deduction for any subsequent Offering Period by filing notice thereof with the Company prior to the Offering Date on which such Period commences. Employee contributions are accumulated during the Offering Period and used to purchase shares on the Exercise Date. During an Offering Period, a Participant may decrease the percentage deduction in effect for the remainder of such Offering Period (subject to such administrative rules as the Committee or Plan Administrator may establish), withdraw entirely from participation or discontinue payroll deductions but have the payroll deductions previously made during that Offering Period remain in the Participant's Account to purchase Common Stock on the next Exercise Date, provided that she or he is an Employee as of that Exercise Date. Any amount remaining in the Participant's Account after the purchase of Common Stock may be refunded without interest upon the written request of the Participant. Any Participant who discontinues payroll deductions during an Offering Period may again become a Participant for a subsequent Offering Period upon completion of the enrollment procedures prescribed by, or on behalf of, the Plan Administrator, as revised from time to time. Amounts deducted from a Participant's Compensation pursuant to this Section 6(b) shall be credited to such Participant's Account.

(c) **Account Statements**. An individual Plan Account will be maintained for each Participant. Account statements will be given to Participants as soon as practicable following each Offering Period, which statements will set forth the amounts of payroll deductions, the per share Option Price, the number of shares of Common Stock purchased, the aggregate number of shares in the Participant's Account following the purchase and the remaining cash balance, if any.

Section 7. Purchase of Shares

(a) **Option Price**. The Option Price per share of the Common Stock sold to Participants hereunder shall be not less than eighty-five percent (85%) of the Fair Market Value of such share (the "*Discounted Fair Market Value*") on the Exercise Date of the applicable Offering Period, and in no event shall the Option Price per share be less than the par value of the Common Stock. Notwithstanding the foregoing, the Committee or Plan Administrator may determine prior to the commencement of an Offering Period that the Option Price per share of the Common Stock sold to Participants hereunder in such Offering Period shall be the lesser of the Discounted Fair Market Value of such share on (i) the Exercise Date of the applicable Offering Period or (ii) the Offering Date for such Offering Period, but in no event shall the Option Price per share be less than the par value of the Common Stock; provided that, in such case, the Offering Period may not exceed twenty-seven (27) months from the Offering Date.

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(b) **Purchase of Shares**. On each Exercise Date, the amount in a Participant's Account shall be charged with the aggregate Option Price of the largest number of shares of Common Stock which can be purchased with such amount, including fractional shares, if so authorized by the Committee, and such shares will be purchased by the Participant hereunder. The balance, if any, in such Account following the purchase shall be carried forward to the next succeeding Offering Period.

(c) **Limitations on Purchase**. Notwithstanding any provisions of the Plan to the contrary, no Participant shall be granted an option under the Plan which permits such Participant's right to purchase shares of Common Stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such shares of Common Stock (determined as of the Exercise Date) for any calendar year in which such option would be outstanding at any time. Any amounts received from a Participant which cannot be used to purchase shares of Common Stock as a result of this limitation will be returned as soon as possible to the Participant without interest.

To the extent necessary to comply with Section 423(b)(8) of the Code and the limitations on purchase in this Section 7(c), a Participant's payroll deductions may be decreased to 0% during any Offering Period which is scheduled to end during any calendar year, such that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year does not exceed the twenty-five thousand dollar ($25,000) limit described above. Payroll deductions shall re-commence at the rate provided for by the Participant's prior election at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless suspended by the Participant pursuant to Section 6(b) of the Plan.

(d) **Transferability of Rights**. Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 9(a).

Section 8. Shares Reserved for Issuance Under the Plan

(a) **Shares Reserved; Delivery of Stock**. Subject to Section 8(b), a maximum number of shares of Common Stock equal to 3,000,000 shares of Common Stock may be purchased by Participants under the Plan, which shares of Common Stock shall be treasury shares, shares purchased in the open market, or newly authorized shares, as determined by the Committee.

(b) **Equitable Adjustments**. In the event that adjustments are made in the number of outstanding shares of Common Stock or such shares are exchanged for a different class of stock of the Company or for shares of stock of any other corporation by reason of stock dividend, stock split or similar transaction, the Committee may make appropriate adjustments in (i) the number and class of shares or other securities that may be reserved for purchase, or purchased, hereunder, and (ii) the Option Price, provided that in no event shall the Option Price be reduced to an amount that is lower than the par value of a share. All such adjustments shall be made in the sole discretion of the Committee, and its decision shall be binding and conclusive.

(c) **Insufficient Shares**. If the aggregate funds available for the purchase of Common Stock on any Exercise Date would cause an issuance of shares in excess of the number provided for in Section 8(a) hereof, (i) the Committee shall proportionately reduce the number of shares which would otherwise be purchased by each Participant in order to eliminate such excess and (ii) the Plan shall automatically be suspended immediately after such Exercise Date until such time when additional shares of Common Stock may be added to the Plan.

(d) **Confirmation**. Confirmation of each purchase of Common Stock hereunder shall be made available to the Participant in either written or electronic format as provided by Section 6(c). A record of purchases shall be maintained by appropriate entries on the books of the Company or Plan Administrator.

(e) **Rights as Stockholders**. The shares of Common Stock purchased by a Participant on an Exercise Date shall, for all purposes, be deemed to have been issued and sold as of the close of business on such Exercise Date. Prior to that time, none of the rights or privileges of a stockholder of the Company shall exist with respect to such shares.

Section 9. Termination of Participation

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(a) **Voluntary Withdrawal**. A Participant may withdraw from the Plan at any time by filing a notice of withdrawal prior to the close of business on the business day immediately prior to an Exercise Date. Upon withdrawal, the entire amount, if any, in a Participant's Account shall be refunded to her or him without interest. Any Participant who withdraws from the Plan may again become a Participant in accordance with Section 6(a).

(b) **Termination of Eligibility**. If a Participant ceases to be eligible under Section 6(a) hereof for any reason, the dollar amount in such Participant's Account will be refunded or distributed to the Participant. Upon termination of a Participant's Continuous Status as an Employee during the Offering Period for any reason, including involuntary or voluntary termination, retirement or death, the payroll deductions credited to such Participant's account (that have not been used to purchase shares of Common Stock) will be returned to such Participant or, in the case of such Participant's death, the Participant's designated beneficiary on file or estate, or otherwise disposed of in accordance with policies and procedures prescribed by the Committee in cases where such a refund or distribution may not be possible.

Section 10. General Provisions

(a) **Notices**. Any notice which a Participant files pursuant to the Plan shall be made on forms prescribed by the Committee and shall be effective only when received by the Company.

(b) **No Right to Employment**. Neither the creation of the Plan nor participation therein shall be deemed to create any right to employment or continued employment for any period or terms of employment, or interpreted in any way to prevent or restrict the Company or a Designated Subsidiary from modifying or terminating any the employment or terms of employment of any Employee.

(c) **Tax Matters; Interpretation**. If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share of Common Stock issued to such Participant hereunder, and such disposition occurs within the two-year period commencing on the day of the Offering Date or within the one-year period commencing on the day of the Exercise Date, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and, thereafter, immediately deliver to the Company any amount of federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

The Plan is intended to comply with Section 423 of the Code and Rule 16b-3 under the Exchange Act, and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

(d) **Amendment of the Plan**. The Committee may at any time, or from time to time, amend the Plan in any respect, except that, without approval of the stockholders within twelve (12) months before or after the date on which such amendment is made, no amendment may (i) increase the aggregate number of shares of Common Stock reserved under the Plan other than to reflect a change in the number of outstanding shares due to a stock dividend or stock split or (ii) change the granting corporation from one other than the Company or the Common Stock available for purchase under the Plan. Any amendment of the Plan must be made in accordance with applicable provisions of the Code and/or any regulations issued thereunder, any other applicable law or regulations and the requirements of the principal exchange upon which the Common Stock is listed. Without limiting the foregoing, the Committee may, at any time, terminate the Plan and refund (without interest) amounts in Participants' Accounts or shorten any ongoing or future Offering Period.

(e) **Application of Funds**. All funds received by the Company by reason of purchases of Common Stock hereunder may be used for any corporate purpose.

(f) **Conditions on Issuance**. The Company shall not be obligated to sell shares of Common Stock hereunder if the Company determines that such sale would violate any applicable law or regulation. Furthermore, the Company shall not be obliged to issue or deliver any shares until all legal and regulatory requirements associated with such issue or delivery have been complied with to the satisfaction of the Committee. In addition, notwithstanding any provision of the Plan to the contrary, the Committee may establish such special rules as the Committee determines are necessary to comply with the laws of a foreign jurisdiction with respect to citizens or residents of such foreign jurisdiction, provided that any such special rules shall comply with the requirements of Section 423 of the Code and the regulations and guidance promulgated thereunder.

(g) **Governing Law**. The Plan and all rights and obligations thereunder shall be constructed and enforced in accordance with the laws of the State of Delaware and any applicable provisions of the Code and the related regulations.

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Appendix B
Proposed Amended and Restated
Certificate of Incorporation

2U, INC.

~~EIGHTH~~NINTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

2U, INC., a corporation organized and existing under the laws of the State of Delaware (the "***Company***"), does hereby certify as follows:

FIRST: The name of the Company is 2U, Inc.

SECOND: The Company's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 2, 2008, under the name 2Tor Inc. The Certificate of Incorporation was last amended and restated by the ~~Seventh~~Eighth Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on ~~April 2, 2014~~June 9, 2022.

THIRD: This ~~Eighth~~Ninth Amended and Restated Certificate of Incorporation has been duly adopted by the Board of Directors of the Company and by the holders of the requisite number of shares of the Company's issued and outstanding capital stock entitled to vote thereon in accordance with Sections ~~228,~~ 242 and 245 of the General Corporation Law of the State of Delaware ("***DGCL***").

FOURTH: The ~~Eighth~~Ninth Amended and Restated Certificate of Incorporation as so adopted reads in full as set forth in Exhibit A attached hereto and is incorporated herein by reference in its entirety.

* * * *

IN WITNESS WHEREOF, 2U, Inc. has caused this ~~Eighth~~Ninth Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer on this __day of __, 2023~~2~~.

2U, INC.

By: ______________________________
Christopher J. Paucek
Chief Executive Officer

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Exhibit A

2U, INC.

~~EIGHTH~~NINTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

I.

The name of this corporation is 2U, Inc. (the "***Company***").

II.

The address of the registered office of the Company in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Zip Code 19808. The name of its registered agent at such address is Corporation Service Company.

III.

The purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the "***DGCL***").

IV.

A. The Company is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of all classes of capital stock which the Company shall have authority to issue is Two Hundred Five Million (205,000,000) shares, of which Two Hundred Million (200,000,000) shares shall be Common Stock (the "***Common Stock***"), each having a par value of one-tenth of one cent ($0.001), and Five Million (5,000,000) shares shall be Preferred Stock (the "***Preferred Stock***"), each having a par value of one-tenth of one cent ($0.001).

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company (the "***Board***") is hereby expressly authorized to provide for the issue of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, including the price, terms and conditions of any redemption features, conversion or exchange features and prices, adjustments thereto, priority, parity and junior designations, each as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such shares and as may be permitted by the DGCL. The Board is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the

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status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Company entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Company for their vote; *provided, however*, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Restated Certificate (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Restated Certificate (including any certificate of designation filed with respect to any series of Preferred Stock). No stockholder of the Company shall be entitled to exercise any right of cumulative voting.

D. No holder of Common Stock shall be entitled to preemptive or subscription rights.

E. Subject to applicable law and the preferential rights as to dividends of the holders of all classes or series of Preferred Stock at the time outstanding, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Company when, as and if declared thereon by the Board from time to time out of assets or funds of the Company legally available therefor.

F. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Company, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Company available for distribution after payments to creditors and to the holders of any Preferred Stock of the Company that may at the time be outstanding, in proportion to the number of shares held by them, respectively, without regard to class.

G. Subject to the requirements of applicable law, the Company shall have the power to issue and sell all or any part of any shares of any class of stock herein or hereafter authorized to such persons, and for such consideration, as the Board shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law. Subject to the requirements of applicable law, the Company shall have the power to purchase any shares of any class of stock herein or hereafter authorized from such persons, and for such consideration, as the Board shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.

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V.

A. **MANAGEMENT OF BUSINESS**. The management of the business and the conduct of the affairs of the Company shall be vested in its Board.

B. **BOARD OF DIRECTORS**.

1. **Number**. The number of directors that shall constitute the Board shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board; *provided* that in no event shall the total number of directors constituting the entire Board be less than five (5) nor more than fifteen (15). Election of directors need not be by written ballot.

2. **Term**. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, (i) each director elected at or prior to the 2022 annual meeting of stockholders shall be elected for a term expiring on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected; (ii) each director elected at the 2023 annual meeting of stockholders shall be elected for a one-year term expiring at the 2024 annual meeting of stockholders (the "***2024 Annual Meeting***"); (iii) each director elected at the 2024 Annual Meeting shall be elected for a one-year term expiring at the 2025 annual meeting of stockholders (the "***2025 Annual Meeting***"); and (iv) commencing at the 2025 Annual Meeting and each annual meeting of stockholders thereafter, all directors shall be elected for a one-year term expiring at the next annual meeting of stockholders and the Board shall no longer be divided into separate classes. Prior to the Company's 2025 Annual Meeting, the Board shall be deemed to be classified for the purposes of Section 141 of the DGCL. Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

3. **Removal**. Until the completion of the Company's 2025 Annual Meeting, after which the directors shall not be divided into separate classes and all directors shall be elected to serve for a term of one (1) year (the "***Declassification***"), directors (subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances) may be removed only for cause and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors. Following the completion of the Company's 2025 Annual Meeting and the Declassification, directors (subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances) may be removed at any time either, with or without cause, by the holders of a majority of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors, voting as a single class, except as otherwise required by applicable law. Any vacancy or vacancies on the Board caused by any such removal shall be filled as provided in Section B(4) of this Article V.

4. **Vacancies**. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, any vacancies on the Board resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board

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determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board, or by a sole remaining director, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified or for the remaining term of the directors of the class to which such director was added. Notwithstanding the foregoing, whenever the holders of any one or more classes of Preferred Stock shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, such directors so elected shall not be divided into classes pursuant to this Section (B)(4) unless expressly provided by the terms of such Preferred Stock.

C. **BYLAW AMENDMENTS**. The Board is expressly empowered to adopt, amend or repeal the Bylaws of the Company. Any adoption, amendment or repeal of the Bylaws of the Company by the Board shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Company; *provided*, *however*, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by this ~~Eighth~~Ninth Amended and Restated Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

D. **ACTION BY STOCKHOLDERS**. No action shall be taken by the stockholders of the Company except at an annual or special meeting of stockholders called in accordance with the Bylaws and the right of stockholders to act by written consent in lieu of a meeting shall thereafter be specifically denied.

E. **ADVANCE NOTICE**. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner provided in the Bylaws of the Company.

F. **SPECIAL MEETINGS**. Special meetings of the stockholders of the Company may be called only by the Chairman of the Board, a majority of the members of the Board pursuant to a resolution approved by the Board, or a committee of the Board that has been duly designated by the Board and the powers of which specifically include the authority to call such meetings, and special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

VI.

A. The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated to the fullest extent permitted by the DGCL, as so amended.

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~~A.~~B. No Officer (as defined below) shall be personally liable to the Company or any of its stockholders for monetary damages for breach of fiduciary duty as an Officer, except for liability of an Officer: (i) for any breach of the Officer's duty of loyalty to the Company or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for any transaction from which the Officer derived an improper personal benefit; or (iv) in any action by or in the right of the Company. If the DGCL is amended hereafter to authorize the further elimination or limitation of the liability of Officers, then the liability of an Officer shall be eliminated or limited to the fullest extent authorized by the DGCL, as so amended. All references in this Article VI to an "Officer" shall mean only a person who, at the time of an act or omission as to which liability is asserted, falls within the meaning of the term "officer," as defined in Section 102(b)(7) of the DGCL.

~~B.~~C. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company's stockholders; (iii) any action asserting a claim against the Company arising pursuant to any provision of the DGCL, ~~the~~this ~~Eighth~~Ninth Amended and Restated Certificate of Incorporation or the Bylaws of the Company; or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine; *provided*, *however*, that, in the event the Court of Chancery of the State of Delaware lacks jurisdiction over any such proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware. Failure to enforce the foregoing provisions would cause the Company irreparable harm and the Company shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and to have consented to the provisions of this Article VII.

VIII.

A. The Company reserves the right to amend, alter, change or repeal any provision contained in this ~~Eighth~~Ninth Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VIII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B. Notwithstanding any other provisions of this ~~Eighth~~Ninth Amended and Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of capital stock of the Company required by law or by this ~~Eighth~~Ninth Amended and Restated Certificate of Incorporation (as the same may be amended from time to time, including by means of the filing of any certificate of designation filed with respect to a series of Preferred Stock that

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2023 Proxy Statement	107

may be designated from time to time), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VII and VIII of this ~~Eighth~~Ninth Amended and Restated Certificate of Incorporation.

* * * *

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Appendix C – Non-GAAP Reconciliation.
The following table presents a reconciliation of adjusted EBITDA to net loss for the year ended December 31, 2022.

Net loss	$(322,151)
Stock-based compensation expense	80,220
Other (income) expense, net	3,815
Amortization of acquired intangible assets	53,417
Income tax benefit on amortization of acquired intangible assets	(1,202)
Impairment charges	138,291
Restructuring charges	33,239
Other*	3,348
Adjusted net loss	(11,023)
Net interest expense	61,069
Income tax (benefit) expense	299
Depreciation and amortization expense	74,736
Adjusted EBITDA	$125,081
*    Includes transaction and integration expense of $3.6 million and stockholder activism and litigation-related recoveries of $(0.3) million.

The following table presents a reconciliation of unlevered free cash flow to net cash provided by operations for the year ended December 31, 2022.

Net cash provided by operating activities	$10,927
Additions of amortizable intangible assets	(62,445)
Purchases of property and equipment	(11,755)
Payments to university clients	6,775
Non-ordinary cash payments*	24,157
Free cash flow	(32,341)
Cash interest payments on debt	43,826
Unlevered free cash flow	$11,485
*    Includes transaction, integration, restructuring-related, stockholder activism, and litigation-related expense.

2023 Proxy Statement	109

Tuesday, June 6, 2023 – 2:00 PM, Eastern Time
Online only at: www.virtualshareholdermeeting.com/TWOU2023

SCAN TO
VIEW MATERIALS & VOTE

2U, INC.
7900 HARKINS ROAD
LANHAM, MD 20706

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 5, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TWOU2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 5, 2023. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V08594-P90698

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

2U, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Against**	**Abstain**
1a. John M. Larson	☐	☐	☐
1b. Edward S. Macias	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.	**For**	**Against**	**Abstain**
2. Approval, on a non-binding advisory basis, of the compensation of the Company's Named Executive Officers.	☐	☐	☐
3. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2023 fiscal year.	☐	☐	☐
4. Approval of an amendment to our Employee Stock Purchase Plan to increase the number of authorized shares.	☐	☐	☐
5. Approval of an amendment to our Certificate of Incorporation to permit the exculpation of officers.	☐	☐	☐

NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V08595-P90698

2U, INC.
Annual Meeting of Stockholders
June 6, 2023 2:00 PM EDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Christopher J. Paucek, Chief Executive Officer, and Matthew Norden, Corporate Secretary, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of 2U, INC. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, EDT on June 6, 2023, via live webcast at www.virtualshareholdermeeting.com/TWOU2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side